UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________

SCHEDULE 14A

___________________

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

LIGHTSTONE VALUE PLUS REIT IV, INC.

(Name of Registrant as Specified In Its Charter)

______________________________________________________________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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LIGHTSTONE VALUE PLUS REIT IV, INC.
1985 Cedar Bridge Avenue, Suite 1
Lakewood, New Jersey 08701

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held December 16, 2021

To the Stockholders of Lightstone Value Plus REIT IV, Inc.:

I am pleased to invite our stockholders to the 2021 Annual Meeting of Stockholders of Lightstone Value Plus REIT IV, Inc., which was formerly known as Lightstone Real Estate Income Trust, Inc. prior to September 14, 2021, a Maryland corporation. The annual meeting will be held at 460 Park Avenue, 13th Floor, New York, New York, 10022, at 9:45 a.m., Eastern Standard Time, on December 16, 2021.

At the meeting, you will be asked to:

•        elect three individuals to serve on the Board of Directors until our 2022 Annual Meeting of Stockholders and until their successors are duly elected and qualify;

•        approve an amendment and restatement of our charter;

•        permit the Board of Directors to adjourn the Annual Meeting, if necessary, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes for the proposals; and

•        conduct such other business as may properly come before the annual meeting or any adjournment or postponement of the Annual Meeting.

Our Board of Directors has fixed the close of business on October 22, 2021 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournment or postponement thereof. Record holders of shares of our common stock at the close of business on the record date are entitled to notice of and to vote at the annual meeting.

For further information regarding the matters to be acted upon at the annual meeting, I urge you to carefully read the accompanying proxy statement. If you have questions about these proposals or would like additional copies of the proxy statement, please contact: Lightstone Value Plus REIT IV, Inc., 1985 Cedar Bridge Avenue, Suite 1, Lakewood, New Jersey 08701.

Whether you plan to attend the annual meeting and vote or not, we urge you to have your vote recorded as early as possible. Stockholders have the following three options for submitting their votes by proxy: (1) via the Internet; (2) by telephone; or (3) by mail, using the enclosed proxy card.

YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.

You are cordially invited to attend the 2021 Annual Meeting of Stockholders. Your vote is important.

By Order of the Board of Directors,

Joseph Teichman
General Counsel and Secretary
Lakewood, New Jersey
October 29, 2021

LIGHTSTONE VALUE PLUS REIT IV, INC.

PROXY STATEMENT

C3

LIGHTSTONE VALUE PLUS REIT IV, INC.
1985 Cedar Bridge Avenue, Suite 1
Lakewood, New Jersey 08701

PROXY STATEMENT

INTRODUCTION

The accompanying proxy, mailed together with this proxy statement, is solicited by and on behalf of the board of directors (the “Board of Directors”) of Lightstone Value Plus REIT IV, Inc., which was formerly known as Lightstone Real Estate Income Trust, Inc. before September 14, 2021, a Maryland corporation (which we refer to in this proxy statement as the “Company”), for use at the 2021 Annual Meeting of Stockholders and at any adjournment or postponement thereof. References in this proxy statement to “we,” “us,” “our” or like terms also refer to the Company, and references in this proxy statement to “you” refer to the stockholders of the Company. The mailing address of our principal executive offices is 1985 Cedar Bridge Avenue, Suite 1, Lakewood, New Jersey 08701. This proxy statement, the accompanying proxy card and notice of annual meeting are first being mailed to our stockholders on or about November 3, 2021. The 2020 Annual Report on Form 10-K was previously mailed to our stockholders on or about April 30, 2021.

Our Annual Report on Form 10-K for the year ended December 31, 2020 and the exhibits thereto may be accessed online through the Securities and Exchange Commission (the “SEC”) website at www.sec.gov. In addition, stockholders may request a copy of our 2020 Annual Report by writing or telephoning us at the following address: Lightstone Value Plus REIT IV, Inc., 1985 Cedar Bridge Avenue, Suite 1, Lakewood, New Jersey 08701, telephone (866) 792-8700.

INFORMATION ABOUT THE MEETING AND VOTING

When is the annual meeting and where will it be held?

Our 2021 Annual Meeting of Stockholders will be held on December 16, 2021, at 9:45 a.m., Eastern Standard Time. The meeting will be held at 460 Park Avenue, 13th Floor, New York, New York, 10022.

What will I be voting on at the meeting?

At the meeting, you will be asked to:

•        consider and vote upon the election of three directors to serve until our 2021 Annual Meeting of Stockholders and until their successors are duly elected and qualify;

•        consider and vote upon a proposal to amend and restated the Company’s Charter (the “Charter”); and

•        permit the Board of Directors to adjourn the Annual Meeting, if necessary, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes for the proposals.

•        conduct such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

The Board of Directors does not know of any matters that may be considered at the meeting other than the matters set forth in the items listed above.

Who can vote at the meeting?

Anyone who is a stockholder of record at the close of business on October 22, 2021, the record date, or holds a valid proxy for the annual meeting, is entitled to vote at the annual meeting.

Note that The Lightstone Group LLC, which is our sponsor and owned 242,222 shares of our common stock as of the record date (the “Sponsor”), will abstain from voting any shares in any vote for the election of directors and the amendment and restatement of our Charter. Our Sponsor and our external advisor are affiliated with David Lichtenstein, one of our directors. Any shares owned by The Lightstone Group, our external advisor, or any of their affiliates will be excluded in determining the requisite percentage in interest of shares necessary to approve a matter on which they may not vote.

How many votes do I have?

Each share of Common Stock has one vote on each matter considered at the meeting or any adjournment or postponement thereof.

How can I vote?

You may vote in person at the meeting or by proxy. Stockholders have the following three options for submitting their votes by proxy:

•        via the Internet at www.proxy-direct.com/;

•        by telephone, by calling toll free (800) 337-3503; or

•        by mail, using the pre-addressed, postage-paid envelope provided with this Proxy Statement.

For those stockholders with Internet access, we encourage you to authorize a proxy to vote your shares via the Internet, a convenient means of authorizing a proxy that also provides cost savings to us. In addition, when you authorize a proxy to vote your shares via the Internet or by telephone before the meeting date, your proxy authorization is recorded immediately and there is no risk that postal delays will cause your vote by proxy to arrive late and, therefore, not be counted. For further instructions on authorizing a proxy to vote your shares, see your proxy card enclosed with this proxy statement. You may also vote your shares at the meeting. If you attend the meeting, you may submit your vote in person, and any proxy that you authorized by mail, Internet or telephone will be superseded by the vote that you cast at the meeting.

How will proxies be voted?

Shares represented by valid proxies will be voted at the meeting in accordance with the directions given. If the enclosed proxy card is signed and returned without any directions given, the shares will be voted FOR the nominees for director, FOR the proposal to amend and restate our charter, and FOR the proposal to permit the board to adjourn the meeting, if necessary.

The Board of Directors does not intend to present, and has no information indicating that others will present, any business at the annual meeting other than as set forth in the attached Notice of Annual Meeting of Stockholders. However, if other matters requiring the vote of our stockholders come before the meeting, it is the intention of the persons named in the accompanying proxy to vote the proxies held by them in their discretion.

How can I change my vote or revoke a proxy?

You have the unconditional right to revoke your proxy at any time prior to the voting thereof by (i) submitting a later-dated proxy either by telephone, via the Internet or in the mail to Computershare Fund Services (“CFS ”), whom we have retained to aid in the solicitation of proxies, at the following address: Proxy Tabulator, 2950 Express Drive South, Suite 210, Islandia, NY 11749, (ii) attending the meeting and voting in person or (iii) providing written notice to CFS. No written revocation of your proxy shall be effective, however, unless and until it is received at or before the meeting. Your attendance at the meeting without voting will not be sufficient to revoke a previous proxy authorization.

What if I return my proxy but do not mark it to show how I am voting?

If your proxy card is signed and returned without specifying your choices, your shares will be voted as recommended by the Board of Directors.

What are the board’s recommendations?

The Board of Directors recommends that you vote FOR each of the three nominees for director named in this proxy statement for election as director, FOR the Extension Amendment, and FOR permitting the Board of Directors to adjourn the meeting, if necessary, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes for the proposals.

What votes are required to elect directors and approve the proposals?

Proposal 1: To be elected, each nominee for director must receive a majority of the votes present in person or by proxy at the Annual Meeting, assuming a quorum is present. Withheld votes and broker non-votes will have the effect of a vote against each nominee for director.

Proposal 2: Approval of the amendment and restatement of our charter requires the affirmative vote of a majority of all votes entitled to be cast at the Annual Meeting, assuming a quorum is present. Abstentions and broker non-votes will have the effect of a vote against the proposal to amend and restate our charter.

Proposal 3: Approval of the proposal to permit the Board of Directors to adjourn the meeting, if necessary, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes for the proposals, requires the affirmative vote of a majority of the votes cast at the Annual Meeting, assuming a quorum is present. Abstentions and broker non-votes will have the effect of a vote against the proposals to adjourn the meeting, if necessary.

What is a “broker non-vote”?

A “broker non-vote” occurs when a broker who holds shares for the beneficial owner is deemed present for purposes of establishing a quorum for the meeting but does not vote on a proposal because the broker does not have discretionary voting authority for that proposal and has not received instructions from the beneficial owner of the shares.

How many shares of common stock are outstanding?

As of the record date, 8.5 million shares of our common stock were issued and outstanding and entitled to vote at the meeting. However, as noted above, The Lightstone Group, LLC, our external advisor and their affiliates will abstain from voting their shares in any vote for the election of directors and the amendment and restatement of our Charter.

What constitutes a “quorum”?

A quorum consists of the presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at the annual meeting. There must be a quorum present in order for the annual meeting to be a duly held meeting at which business can be conducted. No business may be conducted at the annual meeting if a quorum is not present. If you submit your proxy, even if you abstain from voting, then you will still be considered part of the quorum.

If a quorum is not present at the annual meeting, the chairman of the meeting may adjourn the annual meeting to another date, time or place, not later than 120 days after the original record date of October 22, 2021. Notice need not be given of the new date, time or place if announced at the annual meeting before an adjournment is taken.

Will you incur expenses in soliciting proxies?

We will bear all costs associated with soliciting proxies for the meeting. Solicitations may be made on behalf of the Board of Directors by mail, personal interview, telephone or other electronic means by our officers and other employees of Lightstone Real Estate Income LLC (the “Advisor”), who will receive no additional compensation. We will request banks, brokers, custodians, nominees, fiduciaries and other record holders to forward copies of this proxy statement to people on whose behalf they hold shares of Common Stock and to request authority for the exercise of proxies by the record holders on behalf of those people. In compliance with the regulations of the SEC, we will reimburse such persons for reasonable expenses incurred by them in forwarding proxy materials to the beneficial owners of shares of our Common Stock.

We have also retained CFS to aid in the solicitation of proxies. We will pay CFS a fee of approximately $32,000 in addition to reimbursement of its reasonable out-of-pocket expenses. As the date of the meeting approaches, certain stockholders may receive a telephone call from a representative of CFS if their votes have not yet been received.

What should I do if I receive more than one set of meeting materials for the annual meeting?

You may receive more than one set of voting materials for the annual meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction forms. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction form for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card and voting instruction form. For each and every proxy card and voting instruction form that you receive, please authorize a proxy as soon as possible using one of the following methods:

•        via the Internet at www.proxy-direct.com/;

•        by telephone, by calling toll free (800) 337-3503; or

•        by mail, using the pre-addressed, postage-paid envelope provided with this Proxy Statement.

If you hold your shares in registered form and wish to combine your stockholder accounts in the future, you should contact Lightstone Value Plus REIT IV, Inc., 1985 Cedar Bridge Avenue, Suite 1, Lakewood, New Jersey 08701, or call us at (866) 792-8700. Combining accounts reduces excess printing and mailing costs, resulting in cost savings to us that benefit you as a stockholder.

What if I receive only one set of proxy materials although there are multiple stockholders at my address?

The SEC has adopted a rule concerning the delivery of documents filed by us with the SEC, including proxy statements and annual reports. The rule allows us to, with the consent of affected stockholders, send a single set of any annual report, proxy statement, proxy statement combined with a prospectus, or information statement to any household at which two or more stockholders reside if they share the same last name or we reasonably believe they are members of the same family. This procedure is referred to as “Householding.” This rule benefits both you and us. It reduces the volume of duplicate information received at your household and helps us reduce expenses. Each stockholder subject to Householding will continue to receive a separate proxy card or voting instruction card.

We will promptly deliver, upon written or oral request, a separate copy of our annual report or proxy statement, as applicable, to a stockholder at a shared address to which a single copy was previously delivered. If you received a single set of disclosure documents for this year, but you would prefer to receive your own copy, you may direct requests for separate copies to Lightstone Value Plus REIT IV, Inc., 1985 Cedar Bridge Avenue, Suite 1, New Jersey 08701, or call us at (866) 792-8700 . Likewise, if your household currently receives multiple copies of disclosure documents and you would like to receive one set, please contact us.

Who can help answer my questions?

If you have any questions about the annual meeting, the election of directors, the approval of the amendment and restatement of our Charter, or the adjournment proposal, how to submit your proxy, or if you need additional copies of this proxy statement or the paper proxy card or voting instructions, you should contact us or CFS

Lightstone Value Plus REIT IV, Inc.	Proxy Tabulator
1985 Cedar Bridge Ave., Suite 1	2950 Express Drive South, Suite 210
Lakewood, New Jersey 08701	Islandia, NY 11749,
(866) 792-8700	866-641-4227
Attn: Investor Services

When are the director nominations and stockholder proposals for the next annual meeting of stockholders due?

Any proposals by stockholders for inclusion in proxy solicitation material for the 2022 annual meeting of stockholders must be received by our secretary, Joseph E. Teichman, at our executive offices during the period beginning on May 13, 2022, and ending at 5:00 p.m., Eastern Daylight Time, on June 14, 2022. If you wish to present a proposal for inclusion in the proxy material for next year’s annual meeting, we must receive written notice of your proposal at our executive offices no later than June 14, 2022. All proposals must contain the information specified in, and otherwise comply with, our bylaws. Proposals should be sent via registered, certified or express mail to: Lightstone Value Plus REIT IV, Inc., 1985 Cedar Bridge Avenue, Suite 1, Lakewood, New Jersey 08701, Attention: Joseph Teichman. For additional information, see the section in this proxy statement captioned “Stockholder Proposals for the 2022 Annual Meeting.”

PROPOSAL ONE:

ELECTION OF DIRECTORS

General

The Board of Directors ultimately is responsible for directing the management of our business and affairs. We have no employees and have retained the Advisor to manage our day-to-day operations, including the acquisition of our properties. The Advisor is an affiliate of our Sponsor, The Lightstone Group, LLC (the “Sponsor”). The Board of Directors, including our independent directors, is responsible for monitoring and supervising the Advisor’s conduct of our day-to-day operations.

Our bylaws provide for a Board of Directors with no fewer than three and no more than ten directors, a majority of whom must be independent. An “independent director” is defined under our charter (the “Charter”) and means a person who is not, and within the last two years has not been, directly or indirectly associated with the Company, the Sponsor, the Advisor or any of their affiliates by virtue of:

•        ownership of an interest in the Sponsor, the Advisor or any of their affiliates, other than the Company;

•        employment by the Company, the Sponsor, the Advisors or any of their affiliates;

•        service as an officer or director of the Sponsor, the Advisor or any of their affiliates, other than as a director of the Company;

•        performance of services, other than as a director of the Company;

•        service as a director of the Company or as a director of more than three real estate investment trusts organized by the Sponsor or advised by the Advisor; or

•        maintenance of a material business or professional relationship with the Sponsor, the Advisor or any of their affiliates.

An independent director cannot be associated with us, the Sponsor or the Advisor as set forth above either directly or indirectly. An indirect association with the Sponsor or the Advisor includes circumstances in which a director’s spouse, parent, child, sibling, mother- or father-in-law, son- or daughter-in-law or brother- or sister-in-law, is or has been associated with us, the Sponsor, the Advisor, or any of their affiliates.

A business or professional relationship is considered material if the aggregate gross revenue derived by the director from the Advisor or the Sponsor and their affiliates exceeds five percent of either the director’s annual gross income during either of the last two years or the director’s net worth on a fair market value basis.

We currently have three directors, two of whom are independent. Directors are elected annually by our stockholders, and there is no limit on the number of times a director may be elected to office. Each director serves until the next annual meeting of stockholders or (if longer) until his or her successor is duly elected and qualifies.

During 2020, the Board of Directors held six meetings including our annual stockholders’ meeting held on December 3, 2020. The entire Board of Directors was present at all of the meetings. The Board of Directors expects each director to attend annual meetings of stockholders when possible. We anticipate that all directors and nominees will attend our 2021 Annual Meeting of Stockholders.

Nominees for the Board of Directors

The Board of Directors has proposed the following nominees for election as directors, each to serve until our 2022 Annual Meeting of stockholders and until his successor is duly elected and qualifies: Messrs. David W. Lichtenstein, Michael J. DeMarco, and Steven Spinola. Each nominee currently serves as a director.

The proxy holder named on the enclosed proxy card intends to vote FOR the election of each of the three nominees for director. If you do not wish your shares to be voted for particular nominees, please identify the exceptions in the designated space provided on the proxy card or, if you are authorizing a proxy to vote your shares by telephone or the Internet, follow the instructions provided when you authorize a proxy.

We know of no reason why any nominee will be unable to serve if elected. If, at the time of the meeting, one or more of the nominees should become unable to serve, shares represented by proxies will be voted for the remaining nominees and for any substitute nominee or nominees designated by the Board of Directors. No proxy will be voted for a greater number of persons than the number of nominees described in this proxy statement.

The principal occupation and certain other information about the nominees are set forth below.

Name	Age	Year First Elected	Business Experience and Principal Occupation; Directorships in Public Corporations and Investment Companies
David Lichtenstein	60	2015

Mr. David Lichtenstein is our Chief Executive Officer and Chairman of our Board of Directors. Mr. Lichtenstein founded both American Shelter Corporation and The Lightstone Group. From 1988 to the present, Mr. Lichtenstein has served as Chairman of the Board of Directors and Chief Executive Officer of The Lightstone Group, directing all aspects of the acquisition, financing and management of a diverse portfolio of multifamily, lodging, retail and industrial properties located in 20 states and Puerto Rico. From June 2004 to the present, Mr. Lichtenstein has served as the Chairman of the Board of Directors and Chief Executive Officer of Lightstone Value Plus REIT I, Inc., (“Lightstone I”) and Chief Executive Officer of Lightstone Value Plus REIT LLC, its advisor. From April 2008 to the present, Mr. Lichtenstein has served as the Chairman of the Board of Directors and Chief Executive Offer of Lightstone Value Plus REIT II, Inc. (“Lightstone II”) and Lightstone Value Plus REIT II LLC, its advisor. From September 2014 to the present, Mr. Lichtenstein has served as Chairman of the Board of Directors and Chief Executive Officer of Lightstone Value Plus REIT III, Inc, (“Lightstone III”), and as Chief Executive Officer of Lightstone Value Plus REIT III LLC, its advisor. From October 2014 to the present, Mr. Lichtenstein has served as Chairman of the Board of Directors and Chief Executive Officer of Lightstone Enterprises Limited (“Lightstone Enterprises”). Mr. Lichtenstein was appointed Chairman Emeritus of the Board of Directors of Lightstone Value Plus REIT V, Inc. (“Lightstone V”) on August 31, 2021 and is Chairman and Chief Executive Officer of its advisor. Mr. Lichtenstein previously served as Chairman of the Board of Directors of Lightstone V from September 28, 2017 through August 30, 2021. From July 2015 to September 2020, Mr. Lichtenstein served as a member of the Board of Directors of the New York City Economic Development Corporation. Mr. Lichtenstein is also a member of the International Council of Shopping Centers and the National Association of Real Estate Investment Trusts, Inc., or NAREIT, an industry trade group, as well as a member of the Board of Directors of Touro College and New York Medical College.

Mr. Lichtenstein has been selected to serve as a director due to his experience and networking relationships in the real estate industry, along with his experience in acquiring and financing real estate properties.

Steven Spinola	72	2015

Mr. Spinola is one of our independent directors and is a member of our audit committee. Mr. Spinola has served as a member of the board of directors of Lightstone V from September 2017 to the present. Since 1986, Mr. Spinola has been the President of the Real Estate Board of New York (“REBNY”), and as of July 1, 2015 serves as President Emeritus. Prior to becoming REBNY’s President, Mr. Spinola served as President of the New York City Public Development Corporation (now known as the New York City Economic Development Corporation). Mr. Spinola holds a Bachelor of Arts degree from the City College of New York with a concentration in political science and government.

Mr. Spinola has been selected to serve as an independent director due to his extensive experience in the real estate industry.

Name	Age	Year First Elected	Business Experience and Principal Occupation; Directorships in Public Corporations and Investment Companies
Michael J. DeMarco	62	2021

Mr. DeMarco is one of our independent directors and the Chairman of our Audit Committee. From April 2017 to July 2020, Mr. DeMarco served as chief executive officer of Mack-Cali Realty Corporation (“Mack-Cali”). From June 2015 to April 2017, Mr. DeMarco served as president and chief operating officer of Mack-Cali. From 2013 to June 2015, Mr. DeMarco served as the chief investment officer of CCRE, a non-bank finance company and one of the largest originators of CMBS. Mr. DeMarco previously served as an executive vice president at Vornado Realty Trust from 2010 to 2013, as a managing director at Fortress Investment Group from 2007 to 2010, and as a senior managing director at Lehman Brothers from 1993 to 2007. Mr. DeMarco also held senior positions at Credit Suisse First Boston and Arthur Andersen LLP.

Mr. DeMarco also is a member of the board of trustees of Saint Peter’s Preparatory School, as well as a member of the Urban Land Institute and the International Council of Shopping Centers. Since June 2015, Mr. DeMarco has served as a member of the board of trustees of Pennsylvania Real Estate Investment Trust, a publicly traded REIT (NYSE: PEI). He received a Bachelor of Business Administration in accounting with a minor in history from Pace University, as well as a Master of Business Administration in finance from the University of Chicago. He is a certified public accountant.

Mr. DeMarco has been selected to serve as an independent director due to his extensive experience in the real estate industry and finance.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF
THE NOMINEES TO BE ELECTED AS DIRECTORS

PROPOSAL TWO:

APPROVAL OF AMENDMENT AND RESTATEMENT OF CHARTER

Background

We conducted an initial public offering of shares of our common stock from February 2012 to March 2017. Because shares of our common stock are not listed on a national securities exchange, and were not expected to be listed in connection with our public offerings of shares of our common stock, we were required to register our public offerings with the state securities administrators in each state in which we desired to offer securities for sale. In offerings that are subject to their regulation, most states hold real estate investment trusts to the standards set forth in the Statement of Policy Regarding Real Estate Investment Trusts promulgated by the North American Securities Administrators Association, Inc. or the NASAA REIT Guidelines. Because we are a real estate investment trust or REIT, a number of states where we wished to offer securities for sale required us to comply with the NASAA REIT Guidelines. As a result, our current charter includes a number of limitations that are imposed by the NASAA REIT Guidelines. As we ceased raising capital in a primary public offering in March 2017 and do not intend to raise capital in such a manner in the future, our board of directors believes that it would be in the best interest of the Company to remove some of these NASAA-mandated limitations because they impose an administrative burden on the Company and could put us at a competitive disadvantage relative to our competitors whose charters do not contain these restrictions.

Principal Changes

The following discussion summarizes the principal changes we are asking our stockholders to approve in connection with the amendment and restatement of our charter. This summary description is qualified in its entirety by the complete text of the Second Articles of Amendment and Restatement (the “Second Articles”), which is attached as Exhibit A and which has been marked to show the proposed changes from our existing charter as Exhibit B. Following this summary discussion is a bullet-point discussion noting each specific change we expect to make to our charter if this proposal is approved by our stockholders.

Provision Regarding Quorum

As required by the NASAA REIT Guidelines, our current charter provides that a quorum shall be the presence in person or by proxy of stockholders entitled to cast at least 50% of all of the votes entitled to be cast at a stockholder meeting. The Second Articles remove the quorum requirement from our charter. If the Second Articles are approved, we intend to include the quorum requirement only in our bylaws and to amend our bylaws so that a quorum is 35% of all the votes entitled to be cast at a stockholder meeting. A lower quorum threshold to transact business at a stockholder meeting will reduce the cost and administrative burden to the Company in connection with obtaining a quorum at stockholder meetings. We believe this change is in the best interest of the Company; however, by removing the quorum requirement from our charter and including it in our bylaws, our Board of Directors will have the exclusive power to change our quorum requirement. This will permit our Board of Directors to decrease our quorum requirement in order to counter someone who solicits proxies and then withholds them to try to defeat a quorum and prevent the transaction of company business.

Provisions Regarding Access to Reports and Stockholder List

The Second Articles remove provisions relating to stockholders’ ability to receive reports from the Company and access a stockholder list. Each of these provisions were included in our charter to meet requirements imposed by the NASAA REIT Guidelines and are not consistent with the charters of other Maryland corporations which generally rely on Maryland law and their bylaws to govern access to a stockholder list and reports to stockholders. If the Second Articles are approved, we will no longer be subject to a charter requirement to distribute an annual report with the following information specified by the NASAA REIT Guidelines: the ratio of the cost of raising capital during the period to the capital raised, the total operating expenses of the Company stated as a percentage of average invested assets and as a percentage of net income, and a report from the independent directors that the policies being followed by the Company are in the best interests of our stockholders and the basis for such determination. As a public reporting company, however, we will still continue to be subject to the rules and regulations promulgated by the SEC related to annual reports as well as the general provisions of Maryland law requiring us to prepare an annual statement of affairs. Thus, we expect to continue distributing an annual report to our stockholders with disclosure of the information required under the rules and regulations of the SEC.

In addition, under the Second Articles, the rights of our stockholders to obtain a list of stockholders, will be limited to the rights provided for under Maryland law. These rights are more restrictive than those included in our current charter. Maryland law allows any stockholder of a corporation to inspect the corporation’s bylaws, minutes of stockholder proceedings, annual statements of affairs and voting trust agreements on file at the corporation’s principal office and to request a statement showing all stock and securities issued by the corporation during a specified period of not more than 12 months before the date of the request. However, Maryland law permits only stockholders who for at least six months have been stockholders of record of at least five percent of the outstanding stock of any class of the corporation to inspect the corporation’s books of account and stock ledger, to request a statement of the corporation’s affairs and to request a stockholder list. In addition, Maryland law does not provide for receipt of the telephone numbers of stockholders in connection with receipt of a stockholder list. Our current charter provides that any stockholder may request a copy of the stockholder list (which includes stockholders’ phone numbers) in connection with matters relating to stockholders’ voting rights, the exercise of stockholder rights under federal proxy laws or for any other proper and legitimate purpose. Our board of directors believes that these revisions increase the Company’s ability to protect the privacy of its stockholders and reduce the Company’s exposure to potentially exploitive mini-tender offers for shares of our stock by increasing the threshold at which stockholders may access information related to our stockholders. We believe the changes also enhance our anti-takeover defenses by making it more difficult for a potential acquirer to acquire shares or to contact stockholders for the purpose of trying to influence our management. Although we believe the changes are in the best interest of the Company, the proposed charter changes may discourage others from trying to acquire control of us, which may reduce your ability to liquidate your investment in us or to receive a control premium for your shares. The proposed changes may also make it more difficult for our stockholders to communicate with each other to influence our management, which could result in policies, actions or board composition that are not as favorable to you as they otherwise would be.

Provisions Regarding Investor Suitability

Our current charter imposes certain suitability and minimum investment requirements on investors in our common stock in accordance with the NASAA REIT Guidelines. Under the Second Articles, the provisions regarding suitability and minimum investment of stockholders would be deleted in their entirety. Removal of these provisions generally would provide stockholders with greater ability to sell shares, since prospective buyers would no longer be subject to the financial suitability standards imposed by the NASAA REIT Guidelines. In addition, the removal of these provisions would eliminate the minimum stockholding requirements, thus permitting transfers of shares in any amount. Furthermore, removal of these provisions eliminates the requirement that our sponsor or anyone selling shares on our behalf or on behalf of our sponsor make a determination that the purchase of our shares is a suitable and appropriate investment for the prospective stockholder. Rather, prospective stockholders or their financial advisers, or both, would determine for themselves whether an investment in the Company is a suitable and appropriate investment.

Provision Regarding the Duration of the Company

Our Charter states that in the event the Company does not list its common shares on a national stock exchange on or before the fifth anniversary of the termination of the Company’s initial public offering, which is March 31, 2022, then the Board of Directors must either (a) adopt a resolution that sets forth a proposed amendment to the Charter extending or eliminating this deadline or (b) adopt a resolution to liquidate and dissolve the Company.

Our Board of Directors has determined that it is in the best interest of the Company and its stockholders to amend the Charter to eliminate the deadline to liquidate and dissolve the Company (the “Elimination Amendment”) at this time. Doing so will allow us to engage in transactions that may be beneficial to us and our stockholders and will provide us more flexibility in pursuing various ways to provide liquidity to our stockholders. If the Elimination Amendment is approved, management will review the Company’s liquidity requirements on an ongoing basis, to seek out beneficial transactions, including acquisitions and sales, or dispositions, that could increase the liquidity used to pay dividends or otherwise (each a “Liquidity Event”).

However, this proposed amendment to our Charter is neither required for, nor a condition to, listing our Common Stock on a national securities exchange. We may choose to list or not to list our Common Stock regardless of whether the proposed charter amendment is approved or not approved, and this proposal should not be viewed as an indication that we will choose to list our Common Stock. There can be no assurance that, if we chose to list our Common Stock, that we would be able to do so.

Conforming Changes and Other Ministerial Modifications

The Second Articles reflect a number of changes and other modifications of a ministerial nature that are necessary in view of the changes being proposed. These changes and modifications include, among other things, deletion and revision of definitions, references and cross-references and other provisions which are no longer applicable to us or which need to be updated, and the necessary re-numbering and lettering of remaining provisions.

Summary of Specific Changes

Listed below, in summary form, are the specific changes that will be made to our current charter if the Third Articles are approved by our stockholders at the Annual Meeting. This does not identify certain immaterial changes. Please see the marked version of the charter attached as Exhibit B, which reflects all the proposed changes to our charter.

•        Deletion of definitions in Article IV that are no longer applicable as a result of the removal of certain provisions in the Second Articles.

•        Deletion of Section 5.8 regarding suitability and minimum investment of stockholders.

•        Deletion of Section 7.5 regarding the requirement for the board of directors to approve certain actions consistent with the NASAA REIT Guidelines.

•        Deletion of language in Section 8.2 to remove the specific factors the board of directors must consider in connection with its supervision of the Advisor.

•        Deletion of language in Section 11.1 regarding the definition of a quorum.

•        Revisions to Section 11.6 regarding a stockholder’s ability to access the stockholder list to provide that the right of inspection will be governed by Maryland law.

•        Deletion of Section 11.7 regarding the Company’s requirement to mail specific reports to its stockholders at the end of the fiscal year.

If approved by our stockholders at the Annual Meeting, the amendments reflected in the Second Articles will be effected by our filing of the Second Articles with the State Department of Assessment and Taxation of the State of Maryland (the “SDAT”), and will become effective upon filing and acceptance for record by the SDAT. If approved, we plan to file the Second Articles immediately following the stockholder vote on the Second Articles. The text of the proposed Second Articles is attached as Exhibit A and a marked version thereof against our existing charter, which shows the modifications proposed to be made, is attached as Exhibit B.

THE BOARD UNANIMOUSLY RECOMMENDS
A VOTE “FOR” THE AMENDMENT AND RESTATEMENT OF OUR CHARTER

PROPOSAL 3

ADJOURNMENT

This third proposal is to permit our board to adjourn the Annual Meeting, if necessary, to solicit additional proxies in favor of Proposals 1 and 2 if there are not sufficient votes for those proposals.

INTEREST OF CERTAIN PERSONS IN THE MATTERS ACTED UPON

David Lichtenstein is the founder and majority owner of The Lightstone Group. Through The Lightstone Group, Mr. Lichtenstein controls and indirectly owns our Advisor, certain of our property managers, and their affiliates, except for us. Our Advisor does not advise any entity other than us. However, employees of our Advisor are also employed by the advisors to our sponsor’s other public programs. Mr. Lichtenstein is one of our directors and The Lightstone Group, or an affiliated entity controlled by Mr. Lichtenstein, employs each of our officers.

Other than the interests of the Advisor and our directors and executive officers in the approval of the Extension Amendment described in the preceding paragraphs, there are no substantial interests, direct or indirect, by security holdings or otherwise, of each of the following persons in connection with any of the matters to be acted upon:

•        Each director or executive officer of the Company at any time since the beginning of the last fiscal year.

•        Each associate of any of the foregoing persons.

CORPORATE GOVERNANCE

The only standing committee of the Board of Directors is the audit committee (the “Audit Committee”). The Audit Committee consists of two members composed entirely of our independent directors. The Board of Directors has determined that each of our independent directors is independent within the meaning of the applicable (i) provisions set forth in the Charter and (ii) requirements set forth in the Securities Exchange Act of 1934, as amended (the “Exchange Act “), and the applicable SEC rules.

Interested parties may communicate matters they wish to raise with the directors by writing to our Secretary at: Lightstone Value Plus REIT IV, Inc., 1985 Cedar Bridge Avenue, Suite 1, Lakewood, New Jersey 08701, Attention: Joseph Teichman. Mr. Teichman will deliver all appropriate communications to the Board of Directors no later than the next regularly scheduled meeting of the Board of Directors.

Audit Committee

The Board of Directors established an Audit Committee in December 2014. A copy of the charter of the Audit Committee is available on our website at www.lightstonecapitalmarkets.com or in print to any stockholder who requests it c/o Lightstone Value Plus REIT IV, Inc., 1985 Cedar Bridge Avenue, Suite 1, Lakewood, NJ 08701. Our Audit Committee consists of Messrs. Michael J. DeMarco and Steven Spinola. Mr. DeMarco is the chairman of our audit committee.

The Audit Committee, in performing its duties, monitors:

•        our financial reporting process;

•        the integrity of our financial statements;

•        compliance with legal and regulatory requirements;

•        the independence and qualifications of our independent and internal auditors, as applicable; and

•        the performance of our independent and internal auditors, as applicable.

Each member of our Audit Committee is independent within the meaning of the applicable requirements set forth in or promulgated under the Exchange Act and within the meaning of the New York Stock Exchange (“NYSE”) listing standards. In addition, the Board of Directors has determined that Mr. DeMarco and Mr. Spinola are qualified as “audit committee financial experts” within the meaning of the applicable rules promulgated by the SEC. Unless otherwise determined by the Board of Directors, no member of the Audit Committee may serve as a member of the audit committee of more than two other public companies.

During 2020, the Audit Committee held five meetings. Each of the Audit Committee members attended all of the meetings held by the Audit Committee either in person or by telephone. The Audit Committee’s report on our financial statements for the fiscal year ended December 31, 2020 is discussed below under the heading “Audit Committee Report.”

Nominating the Board of Directors

The Board of Directors does not have a standing nominating committee for the purpose of nominating individuals to serve as directors. All members of our Board of Directors participate in the consideration of director nominees. The primary functions of the members of the Board of Directors relating to the consideration of director nominees is to identify individuals qualified to serve on the Board of Directors. We have not adopted a specific policy regarding the consideration of director nominees recommended to us by stockholders.

In determining the composition of the Board of Directors, our goals are to assemble a board that, as a whole, possesses the appropriate balance of professional and real estate industry knowledge, financial expertise and high-level management experience to bring a diverse set of skills and experiences to the board as a whole to oversee our business. The Board of Directors believes that diversity is an important attribute of the members of our Board of Directors and that the members should represent an array of backgrounds. To that end, our Board of Directors includes directors who complement and strengthen the skills of other members and who also exhibit integrity, collegiality, sound business judgment and other qualities that we view as critical to effective functioning of the board. The brief biographies in “Proposal One” include information, as of the date of this proxy, regarding the specific and particular experience, qualifications, attributes or skills of each director or nominee that led the board to believe that the director should serve on the board.

The Board of Directors annually reviews the appropriate experience, skills and characteristics required of directors in the context of our business. This review includes, in the context of the perceived needs of the board at that time, issues of knowledge, experience, judgment and skills relating to the understanding of the real estate industry, accounting or financial expertise. The Board of Directors gives consideration to the members of the Board of Directors having a diverse mix of background and skills. This review also includes the candidate’s ability to attend regular board meetings and to devote a sufficient amount of time and effort in preparation for such meetings.

Code of Business Conduct and Ethics

The Board of Directors has adopted a Code of Business Conduct and Ethics (the “Code of Ethics”), which is applicable to the directors, officers and employees of the Company and its subsidiaries and affiliates. The Code of Ethics covers topics including, but not limited to, conflicts of interest, confidentiality of information, full and fair disclosure, reporting of violations and compliance with laws and regulations. The Code of Ethics is available, free of charge, on our website at www.lightstonecapitalmarkets.com. You may also obtain a copy of the Code of Ethics by writing to: Lightstone Value Plus REIT IV, Inc., 1985 Cedar Bridge Avenue, Suite 1, Lakewood, New Jersey 08701, Attention: Joseph Teichman. A waiver of the Code of Ethics for our Chief Executive Officer may be made only by the Board of Directors and will be promptly disclosed to the extent required by law. A waiver of the Code of Ethics for all other directors, officers and employees may be made only by our Chief Executive Officer or General Counsel, and shall be discussed with the Board of Directors as appropriate.

Board Leadership Structure

As noted above, our Board of Directors currently is comprised of two independent and one affiliated directors. Mr. Lichtenstein has served as Chairman of the Board of Directors since 2014 and serves as our Chief Executive Officer. Mr. DeMarco serves as the “presiding director” at any executive sessions of the independent directors, as defined under the rules of the NYSE. The Board of Directors believes that this provides an effective leadership model for the Company.

We recognize that different board leadership structures may be appropriate for companies in different situations, and that no one structure is suitable for all companies. We believe our current board leadership structure is optimal for us because it demonstrates to our investors and other stakeholders that the Company is under strong leadership, coordinated closely between Mr. Lichtenstein, who has over 20 years of real estate industry experience, and Mr. DeMarco, who has served various public and private entities as a key executive and officer over the past 20 years. In our judgment, the Company, like many U.S. companies, has been well-served by this leadership structure.

Board Role in Risk Oversight

Our Board of Directors is actively involved in overseeing our risk management through our Audit Committee. Under its charter, our Audit Committee is responsible for discussing guidelines and policies governing the process by which our senior management and our relevant departments assess and manage our exposure to risk, as well as our major financial risk exposures and the steps management has taken to monitor and control such exposures.

Director Independence

Our charter and bylaws provide for a Board of Directors with no fewer than three and no more than ten directors, a majority of whom must be independent. An “independent director” is defined under our Charter and means a person who is not, and within the last two years has not been, directly or indirectly associated with the Company, our Sponsor or our Advisor or any of their affiliates by virtue of:

•        ownership of an interest in our Sponsor, our Advisor or any of their affiliates, other than the Company;

•        employment by the Company, our Sponsor, our Advisor or any of their affiliates;

•        service as an officer of our Sponsor, our Advisor or any of their affiliates, other than as a director of the Company;

•        performance of services, other than as a director of the Company;

•        service as a director of more than three real estate investment trusts organized or controlled by our Sponsor or advised by our Advisor; or

•        maintenance of a material business or professional relationship with our Sponsor, our Advisor or any of their affiliates.

An independent director cannot be associated with us, our Sponsor or our Advisor as set forth above either directly or indirectly. An indirect association with our Sponsor or our Advisor includes circumstances in which a director’s spouse, parent, child, sibling, mother- or father-in-law, son- or daughter-in-law or brother- or sister-in-law, is or has been associated with us, our Sponsor, our Advisor, or any of their affiliates.

A business or professional relationship is considered material if the aggregate gross revenue derived by the director from our Advisor or our Sponsor and their affiliates exceeds five percent of either the director’s annual gross income during either of the last two years or the director’s net worth on a fair market value basis.

The Board of Directors has considered the independence of each director and nominee for election as a director in accordance with the elements of independence set forth in the listing standards of the NYSE. Based upon information solicited from each nominee, the Board of Directors has affirmatively determined that Steven Spinola and Michael J. DeMarco have no material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company) and are “independent” within the meaning of the NYSE’s director independence standards and Audit Committee independence standards, as currently in effect.

DIRECTOR AND EXECUTIVE COMPENSATION

Compensation of Our Directors

We have no standing compensation committee. Our entire Board of Directors determines matters relating to director and officer compensation. Our Board of Directors designs our director compensation with the goals of attracting and retaining highly qualified individuals to serve as independent directors and to fairly compensate them for their time and efforts. Because of our unique attributes as a REIT, service as an independent director on our Board of Directors requires broad expertise in the fields of real estate and real estate investment.

We pay our independent directors an annual fee of $40,000 and are responsible for reimbursement of their out-of-pocket expenses, as incurred.

Compensation of Our Executive Officers

We currently have no employees. Our Advisor performs our day-to-day management functions. Our executive officers are all employees of the Advisor. Our executive officers do not receive compensation from us for services rendered to us. Our executive officers are all employees of our Advisor and are compensated by our Advisor. As a result, our Board of Directors has determined that it is not necessary to establish a compensation committee. In addition, we do not have, and the Board of Directors has not considered, a compensation policy or program for our executive officers, and we have not included a “Compensation Discussion and Analysis” in this proxy statement. See “Certain Relationships and Related Party Transactions” below for a discussion of the fees paid to and services provided by our Advisor and Property Managers.

Compensation Committee Interlocks and Insider Participation

The Board of Directors in its entirety performs the duties typically delegated to a compensation committee. There are no interlocks or insider participation as to compensation decisions required to be disclosed pursuant to SEC regulations.

DIRECTORS AND EXECUTIVE OFFICERS

The following table presents certain information as of September 15, 2021 concerning each of our directors and officers serving in such capacity:

Name	Age	Principal Occupation and Positions Held	Served as a Director Since
David Lichtenstein	60	Chief Executive Officer and Chairman of the Board of Directors	2015
Steven Spinola	72	Director	2015
Michael J. DeMarco	62	Director	2021
Mitchell Hochberg	69	President and Chief Operating Officer	N/A
Joseph Teichman	48	General Counsel	N/A
Seth Molod	57	Chief Financial Officer and Treasurer	N/A

David Lichtenstein — for biographical information about Mr. Lichtenstein, see “Nominees for the Board of Directors.”

Steven Spinola — for biographical information about Mr. Spinola, see “Nominees for the Board of Directors.”

Michael J. DeMarco — for biographical information about Mr. DeMarco, see “Nominees for the Board of Directors.”

Mitchell Hochberg is our President and Chief Operating Officer and also serves as President and Chief Operating Officer of Lightstone I, Lightstone II and Lightstone III and their respective advisors. Mr. Hochberg also serves as the President of our Sponsor and as the President and Chief Operating Officer of our Advisor. From October 2014 to the present, Mr. Hochberg has served as President of Lightstone Enterprises. Mr. Hochberg was appointed Chief Executive Officer of Behringer Harvard Opportunity REIT I, Inc. (“OP 1”) and Lightstone V effective as of June 15, 2017. Additionally, on August 31, 2021, Mr. Hochberg was appointed as a director and Chairman of the Board of Directors of Lightstone V and will continue to serve as the Lightstone V’s Chief Executive Officer. Prior to joining The Lightstone Group in August 2012, Mr. Hochberg served as principal of Madden Real Estate Ventures from 2007 to August 2012 when it combined with our Sponsor. Mr. Hochberg held the position of President and Chief Operating Officer of Ian Schrager Company, a developer and manager of innovative luxury hotels and residential projects in the United States from early 2006 to early 2007 and prior to that Mr. Hochberg founded Spectrum Communities, a developer of luxury neighborhoods in the northeast of the United States, in 1985 where for 20 years he served as its President and Chief Executive Officer. Mr. Hochberg served a member of the board of directors of Belmond Ltd. from 2009 to April 2019. Additionally, Mr. Hochberg serves as Chairman of the board of directors of WMC Health. Mr. Hochberg received his law degree as a Harlan Fiske Stone Scholar from Columbia University School of Law and graduated magna cum laude from New York University College of Business and Public Administration with a Bachelor of Science degree in accounting and finance.

Joseph E. Teichman is our General Counsel and Secretary and also serves as General Counsel and Secretary of Lightstone I, Lightstone II and Lightstone III and their respective advisors. Mr. Teichman also serves as Executive Vice President and General Counsel of our Sponsor and as General Counsel of our Advisor. From October 2014 to the present, Mr. Teichman has served as Secretary and a Director of Lightstone Enterprises. Prior to joining The Lightstone Group in January 2007, Mr. Teichman practiced law at the law firm of Paul, Weiss, Rifkind, Wharton & Garrison LLP in New York, NY from September 2001 to January 2007. Mr. Teichman earned a J.D. from the University of Pennsylvania Law School and a B.A. from Beth Medrash Govoha, Lakewood, New Jersey. Mr. Teichman is licensed to practice law in New York and New Jersey. Mr. Teichman is also a member of the Board of Directors of Yeshiva Orchos Chaim, Lakewood, New Jersey and was appointed to the Ocean County College Board of Trustees in February 2016.

Seth Molod is our Chief Financial Officer and Treasurer and also serves as the Chief Financial Officer and Treasurer of Lightstone I, Lightstone II, Lightstone III and Lightstone V. Mr. Molod also serves as the Executive Vice President and Chief Financial Officer of our Sponsor and as the Chief Financial Officer and Treasurer of our Advisor and the advisors of Lightstone I, Lightstone II, Lightstone III and Lightstone V. Prior to joining the Company in August 2018, Mr. Molod served as an Audit Partner, Chair of Real Estate Services and on the Executive Committee of Berdon LLP, a full service accounting, tax, financial and management advisory firm (“Berdon”). Mr. Molod joined Berdon in 1989. He has extensive experience advising some of the nation’s most prominent real estate owners, developers, managers, and investors in both commercial and residential projects. Mr. Molod has worked with many privately held real estate companies as well as institutional investors, REITs, and other public companies. Mr. Molod is a licensed certified public accountant in New Jersey and New York and a member of the American Institute of Certified Public Accountants. Mr. Molod holds a Bachelor of Business Administration degree in Accounting from Muhlenberg College.

STOCK OWNERSHIP BY DIRECTORS, OFFICERS AND CERTAIN STOCKHOLDERS

The following table presents certain information as of September 15, 2021 concerning:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding shares of Common Stock based solely upon the amounts and percentages contained in the public filings of such persons;

•        each of our directors and executive officers serving in such capacity; and

•        all of our directors and executive officers as a group:

Name and Address of Beneficial Owner(1)	Number of Shares of Common Stock of the Company	Percent of All Common Shares of the Company
David Lichtenstein(2)	242,222	2.8%
Steven Spinola	—	—
Michael J. DeMarco	—	—
Mitchell Hochberg	—	—
Seth Molod	—	—
Joseph Teichman	—	—
Our directors and officers as a group (6 persons)	242,222	2.8%

____________

(1)      The business address of each individual listed in the table is 1985 Cedar Bridge Avenue, Suite 1, Lakewood, New Jersey 08701.

(2)      Includes 20,000 shares owned by our Advisor and 222,222 shares owned by an entity 100% owned by David Lichtenstein. Our Advisor is majority owned by David Lichtenstein. The beneficial owner’s business address is 1985 Cedar Bridge Avenue, Lakewood, New Jersey 08701.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires each director, officer and individual beneficially owning more than 10% of our Common Stock to file initial statements of beneficial ownership (Form 3) and statements of changes in beneficial ownership (Forms 4 and 5) of our Common Stock with the SEC. Officers, directors and greater than 10% beneficial owners are required by SEC rules to furnish us with copies of all such forms they file. Based solely on a review of the copies of such forms furnished to us during and with respect to the fiscal year ended December 31, 2020, or written representations that no additional forms were required, we believe that all of our officers and directors and persons that beneficially own more than 10% of the outstanding shares of our Common Stock complied with these filing requirements in 2020.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

David Lichtenstein serves as the Chairman of our Board of Directors and our Chief Executive Officer. Our Advisor is majority owned by Mr. Lichtenstein. We entered into agreements with our Advisor and Property Managers to pay certain fees, as described below, in exchange for services performed by these and other affiliated entities. As a majority owner of those entities, Mr. Lichtenstein benefits from fees and other compensation that they receive pursuant to these agreements.

Advisor

We pay our Advisor an acquisition fee equal to 1.0% of the gross contractual purchase price (including any mortgage assumed) of each property purchased and reimburse our Advisor for expenses that it incurs in connection with the purchase of a property. Acquisition fees and expenses are capped at 5% of the gross contract purchase price of a property.

Our Advisor is paid an advisor asset management fee of one-twelfth (1/12) of 1.0% of our average invested assets and we reimburse some expenses of the Advisor relating to asset management.

For substantial assistance in connection with the sale of investments and based on the services provided, as determined by our independent directors, we will pay to the Advisor or any of its affiliates a disposition fee equal to up to 1% of the contractual sales price of each investment sold. We will not pay a disposition fee upon the maturity, prepayment, workout, modification or extension of a debt instrument unless there is a corresponding fee paid by the borrower, in which case the disposition fee will be the lesser of: (a) 1% of the principal amount of the debt prior to such transaction; and (b) the amount of the fee paid by the borrower in connection with such transaction. If we take ownership of a property as a result of a workout or foreclosure of debt, we will pay a disposition fee upon the sale of such property.

Payments to our Advisor or its affiliates may also include the reimbursement of acquisition-related expenses, development fees and the reimbursement of development-related costs, financing coordination fees, asset management fees or asset management participation, and construction management fees.

We will pay our Advisor an annual subordinated performance fee calculated on the basis of our annual return to holders of our Common Shares, payable annually in arrears, such that for any year in which holders of our Common Shares receive payment of a 8.0% annual cumulative, pre-tax, non-compounded return on their respective net investments, our Advisor will be entitled to 15.0% of the amount in excess of such 8.0% per annum return, provided, that the amount paid to the Advisor will not exceed 10.0% of the aggregate return for such year, and provided, further, that the annual subordinated performance fee will not be paid unless holders of our Common Shares receive a return of their respective net investments.

The following table represents the fees incurred associated with the payments to the Company’s Advisor for the period indicated:

	For the Years Ended December 31,
	2020	2019
Acquisition fee(1)	$—	$304,195
Development cost reimbursement(2)	304,366	129,299
Asset management fees (general and administrative costs)	77,313	685,678
Total	$381,679	$1,119,172

____________

(1)      Acquisition fees are capitalized and are included in the carrying value of our investment in the Williamsburg Moxy Hotel which is classified as construction in progress on the consolidated balance sheets.

(2)      Development costs that we reimburse our Advisor for are capitalized and are included in the carrying value of our investment in the Williamsburg Moxy Hotel which is classified as construction in progress on the consolidated balance sheets.

Sponsor

On March 18, 2016, the Company and the Sponsor entered into a subordinated unsecured loan agreement (the “Subordinated Agreement”) pursuant to which the Sponsor made aggregate principal advances of $12.6 million to the Company through March 31, 2017 (the termination date of our initial public offering, or the Offering). The outstanding principal advances bear interest at a rate of 1.48%, but no interest or principal is due and payable to the Sponsor until holders of the Company’s Common Shares have received liquidation distributions equal to their respective net investments (defined as $10.00 per Common Share) plus a cumulative, pre-tax, non-compounded annual return of 8.0% on their respective net investments.

Distributions in connection with a liquidation of the Company initially will be made to holders of the Company’s Common Shares until holders of its Common Shares have received liquidation distributions equal to their respective net investments plus a cumulative, pre-tax, non-compounded annual return of 8.0% on their respective net investments. Thereafter, only if additional liquidating distributions are available, the Company will be obligated to repay the outstanding principal advances and related accrued interest to the Sponsor. In the event that additional liquidation distributions are available after the Company repays its holders of common stock their respective net investments plus their 8% return on investment and then the outstanding principal advances and related accrued interest to the Sponsor, such additional distributions will be paid to holders of the Common Shares and the Sponsor as follows: 85.0% of the aggregate amount will be payable to holders of the Common Shares and the remaining 15.0% will be payable to the Sponsor.

The principal advances and the related interest are subordinate to all of the Company’s obligations as well as to the holders of its Common Shares in an amount equal to the shareholder’s net investment plus a cumulative, pre-tax, non-compounded annual return of 8.0% and only potentially payable in the event of a liquidation of the Company.

In connection with the termination of the Offering on March 31, 2017, the Company and the Sponsor simultaneously terminated the Subordinated Agreement and as a result, the Sponsor is no longer obligated to make any additional principal advances to the Company. Interest will continue to accrue on the outstanding principal advances and repayment, if any, of the principal advances and related accrued interest will still be made according to the terms of the Subordinated Agreement disclosed above.

As of both December 31, 2020 and 2019, approximately $12.6 million of principal advances were outstanding. The outstanding principal advances, together with the related accrued interest of $816,979 and $632,725 as of December 31, 2020 and 2019, respectively, are classified as Subordinated Advances — related party, a liability, on the consolidated balance sheets. During both of the years ended December 31, 2020 and 2019, the Company accrued $186,954 of interest expense on the principal advances.

Acquisitions and Investments in Entities Affiliated with Sponsor

105-109 W. 28th Street Preferred Investment

We previously entered into an agreement, as amended, with various related party entities pursuant to which we made aggregate preferred equity contributions (the “105-109 W. 28th Street Preferred Investment”) of $37.0 million in an affiliate of our Sponsor (the “Moxy Developer”), which owns a parcel of land located at 105-109 W. 28th Street, New York, New York, on which it constructed a 343-room Marriott Moxy hotel, which opened during February 2019. The 105-109 W. 28th Street Preferred Investment was made pursuant to an instrument that entitled us to monthly preferred distributions at a rate of 12% per annum.

We received aggregate repayments of $26.5 million during March 2019 and subsequently received the remaining outstanding balance of $10.5 million on August 26, 2019 and as a result, have fully redeemed the 105-109 W. 28th Street Preferred Investment.

The Cove Joint Venture

On January 31, 2017 we along with LSG Cove LLC, an affiliate of our Sponsor, our Sponsor’s other public program, Lightstone III, and Maximus Cove Investor LLC (“Maximus”), an unrelated third party acquired the membership interests in RP Maximus Cove L.L.C. (the “Cove Joint Venture”) from an unrelated third party. We, LSG Cove LLC, Lightstone III and Maximus had 22.5%, 45.0%, 22.5% and 10.0% membership interests in the

Cove Joint Venture, respectively. The Cove Joint Venture owns and operates The Cove at Tiburon (the “Cove”), a multi-family complex consisting of 281-units, or 289,690 square feet, contained within 32 apartment buildings over 20.1 acres, located in Tiburon, California.

We accounted for our 22.5% membership interest in the Cove Joint Venture in accordance with the equity method of accounting.

On February 12, 2020, we, LSG Cove LLC and Lightstone III subsequently redeemed our respective membership interests in the Cove Joint Venture for an aggregate redemption price of approximately $87.6 million. In connection, with the redemption of our 22.5% membership interest in the Cove Joint Venture, we received proceeds of approximately $21.9 million which resulted in the recognition of a gain on the disposition of unconsolidated affiliated real estate entity of $8.2 million during the first quarter of 2020. As a result of the redemption of our 22.5% membership interest in the Cove Joint Venture on February 12, 2020, we no longer have an ownership interest in the Cove Joint Venture.

40 East End Ave. Joint Venture

On March 31, 2017, we entered into a joint venture agreement (the “40 East End Ave. Transaction”) with SAYT Master Holdco LLC, an entity majority-owned and controlled by David Lichtenstein, who also majority owns and controls our Sponsor, and a related party, (the “40 East End Seller”), providing for us to acquire approximately 33.3% of the 40 East End Seller’s approximate 100% membership interest in the 40 East End Ave. Joint Venture for aggregate consideration of $10.3 million.

Our ownership interest in the 40 East End Ave. Joint Venture is a non-managing interest. Because we exert significant influence over but do not control the 40 East End Ave. Joint Venture, we account for our ownership interest in the 40 East End Ave. Joint Venture in accordance with the equity method of accounting. All contributions to and distributions of earnings from the 40 East End Ave. Joint Venture are made on a pro rata basis in proportion to each member’s equity interest percentage. Any distributions in excess of earnings from the 40 East End Ave. Joint Venture are made to the members pursuant to the terms of its operating agreement. We commenced recording our allocated portion of earnings and cash distributions, if any, from the 40 East End Ave. Joint Venture beginning as of March 31, 2017 with respect to our membership interest of approximately 33.3% in the 40 East End Ave. Joint Venture. Additionally, Lightstone I, a real estate investment trust also sponsored by our Sponsor, made $30.0 million of preferred equity contributions (the “Preferred Contributions”) to a subsidiary of the 40 East End Ave. Joint Venture, pursuant to an instrument that entitles Lightstone I to monthly preferred distributions at a rate of 12% per annum. No distributions may be paid to the members until the Preferred Contributions are redeemed in full.

The 40 East End Ave. Joint Venture, through affiliates, owns the 40 East End Avenue Project, a luxury residential 29-unit condominium project located at the corner of 81st Street and East End Avenue in the Upper East Side neighborhood of New York City. The 40 East End Avenue Project received its final TCO in March 2020 and through June 30, 2021, eight condominium units have been sold.

On March 21, 2017, the 40 East End Ave. Joint Venture obtained financing from a financial institution of up to $85.3 million (the “40 East End Ave. Mortgage”) for the land acquisition and construction of the 40 East End Ave. Project. On December 19, 2019, the 40 East End Ave. Joint Venture refinanced the 40 East End Ave. Mortgage with a loan (the “Condo Loan”) from another financial institution of $95.2 million, of which $90.2 million was initially funded at closing and the remaining $5.0 million was subsequently advanced in April 2020. The Condo Loan is scheduled to mature on December 19, 2021, bears interest at LIBOR plus 2.45%, which is payable monthly, and requires principal payments to be made at certain prescribed amounts from proceeds from the sales of condominium units with any remaining outstanding balance due in full at maturity.

Pursuant to the terms of the Condo Loan, the 40 East End Ave. Joint Venture was required to make a principal paydown on December 19, 2020 if the then outstanding principal balance of the Condo Loan had not been paid down to at least $81.0 million as of that date. However, in lieu of a required principal paydown of $11.7. million, the lender agreed to accept an immediate principal paydown of $2.0 million, which was paid on December 18, 2020, and allowed for the remaining required principal paydown of $9.7 million to be subsequently paid during the first quarter of 2021. The 40 East End Ave. Joint Venture used proceeds from the sale of condominium units which closed in the first quarter of 2021 to make the remaining required principal paydown.

As of June 30, 2021, the Condo Loan had an outstanding principal balance of $81.0 million. The 40 East End Ave. Joint Venture was required to make another principal paydown of $8.0 million on June 19, 2021 since principal paydowns from additional condominium sales proceeds had not reduced the outstanding principal balance of the Condo Loan to at least $73.0 million as of that date. However, the lender has agreed to rolling 30-day extensions, commencing on June 19, 2021, to provide further time for the 40 East End Ave. Joint Venture to close on the sale of additional condominium units and apply the resulting proceeds to the required principal paydown. The 40 East End Ave. Joint Venture currently has additional condominium units under contract that are expected to close during the third quarter of 2021 that would generate sufficient to make the required principal paydown.

The Condo Loan is scheduled to mature on December 19, 2021. Because of the impact of the COVID-19 pandemic on the pace of condominium unit sales, the 40 East End Ave. Joint Venture is engaged in discussions with the lender to extend the maturity date of the Condo Loan. However, there can be no assurance that the 40 East End Ave. Joint Venture will be successful in such endeavors.

Our Sponsor and its affiliates (collectively, the “40 East End Guarantors”) have provided certain guarantees with respect to the Condo Loan and the members have agreed to reimburse the 40 East End Guarantors for any balance that may become due under the guarantees (the “40 East End Guarantee”), of which our share is approximately 33.3%. We have determined that the fair value of our share of the 40 East End Guarantee is immaterial.

In connection with the closing of the Condo Loan, the 40 East End Ave. Joint Venture used a portion of the initial loan proceeds to (i) fully repay the then outstanding principal balance of $80.3 million plus accrued and unpaid interest of $0.2 million for the 40 East End Ave. Mortgage and (ii) redeem $9.5 million of Lightstone I’s Preferred Contributions.

The 40 East End Ave. Joint Venture subsequently redeemed an additional $3.5 million and $11.0 million of Preferred Contributions on December 26, 2019 and February 13, 2020, respectively, reducing Lightstone I’s Preferred Contributions to $6.0 million, which remains outstanding as of June 30, 2021.

Subsequent to our acquisition through June 30, 2021, we have made an aggregate of $5.7 million of additional capital contributions to the 40 East End Ave. Joint Venture, of which none were made during the six months ended June 30, 2021.

Because proceeds from sales of condominium units must first be used to fully pay-down the Condo Loan and thereafter to redeem Lightstone I’s remaining Preferred Contributions, we do not expect to receive any distributions from the 40 East End Ave. Joint Venture over the next 12 months.

Williamsburg Moxy Hotel

On July 17, 2019, we, through our then wholly owned subsidiary, Bedford Avenue Holdings LLC acquired the Williamsburg Land, from unaffiliated third parties, for an aggregate purchase price of $30.4 million, excluding closing and other acquisition related costs, on which we are developing and constructing the Williamsburg Moxy Hotel. The acquisition was funded with cash on hand ($14.4 million) and proceeds from a mortgage loan ($16.0 million).

In connection with the closing of the acquisition of the Williamsburg Land, we simultaneously entered into a nonrecourse mortgage loan collateralized by the Williamsburg Land (the “Williamsburg Mortgage”) for $16.0 million. The Williamsburg Mortgage was scheduled to mature on August 9, 2021, bore interest at LIBOR plus 2.50% (2.60% as of June 30, 2021) and required monthly interest-only payments through maturity with the principal balance due in full at maturity. As of June 30, 2021, the outstanding principal balance of the Williamsburg Mortgage was $16.0 million, which is presented on the consolidated balance sheet, net of unamortized deferred financing costs of $6,667, and is classified as mortgage payable, net.

On August 5, 2021, we formed a joint venture (the “Williamsburg Moxy Hotel Joint Venture”) with Lightstone III, a real estate investment trust also sponsored by our Sponsor, pursuant to which Lightstone III acquired 25% of our membership interest in Bedford Avenue Holdings LLC for aggregate consideration of $7.9 million. As a result, we and Lightstone III have 75% and 25% membership interests, respectively, in the Williamsburg Moxy Hotel Joint Venture.

On August 5, 2021, Williamsburg Moxy Hotel Joint Venture entered into a recourse construction loan facility for up to $77.0 million (the “Williamsburg Construction Loan”) scheduled to mature on February 5, 2024, with two, six-month extension options, subject to certain conditions. The Williamsburg Construction Loan bears interest at LIBOR plus 9.00%, subject to a 9.50% floor, with monthly interest-only payments based on LIBOR plus 7.50% with the accrued and unpaid interest due at maturity. The Williamsburg Construction Loan is collateralized by the Williamsburg Moxy Hotel. The Williamsburg Moxy Hotel Joint Venture received initial proceeds of $16.0 million under the Williamsburg Construction Loan and repaid the Williamsburg Mortgage ($16.0 million) in full. As a result, the Williamsburg Construction Loan has remaining availability of $61.0 million.

As of June 30, 2021, Williamsburg Moxy Hotel Joint Venture incurred and capitalized to construction in progress an aggregate of $50.3 million (including capitalized interest of $1.7 million) consisting of acquisition and other costs attributable to development of the Williamsburg Moxy Hotel.

Review, Approval, or Ratification of Transactions with Related Persons

Our Charter generally requires that any transactions between us and our Sponsor, our Advisor, our directors, or their affiliates must be approved by a majority of our directors (including a majority of Independent Directors) not otherwise interested in the transaction. In addition, our Board of Directors has adopted a policy relating to the review, approval and ratification of transactions with related persons. This policy applies to any transaction, the amount of which exceeds $120,000, between us and any person who is a director, executive officer or the beneficial owner of more than 5% of any class of our voting securities. Any such related person transaction is subject to approval by the Board of Directors. The Board of Directors will decide whether or not to approve a related party transaction and will generally approve only those transactions that do not create a conflict of interest. The Board of Directors (including a majority of the Independent Directors) has approved the transactions disclosed in this section titled “Certain Relationships and Related Party Transactions.”

RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

EisnerAmper LLP audited our financial statements for the years ended December 31, 2020 and 2019. EisnerAmper LLP reports directly to our Audit Committee. The Audit Committee reviewed the audit and nonaudit services performed by EisnerAmper LLP, as well as the fees charged by EisnerAmper LLP for such services. In its review of the nonaudit service fees, the Audit Committee considered whether the provision of such services is compatible with maintaining the independence of EisnerAmper LLP.

One or more representatives of EisnerAmper LLP have been invited and are expected to be present at the 2021 Annual Meeting of Stockholders. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

The following table presents the aggregate fees billed to the Company for the years ended December 31, 2020 and 2019 by the Company’s principal accounting firm:

	2020	2019
Audit Fees(a)	$128,725	$112,875
Tax Fees(b)	28,365	12,480
Total Fees	$157,090	$125,355

____________

(a)      Fees for audit services consisted of the audit of the Company’s annual consolidated financial statements and interim reviews, including services normally provided in connection with statutory and regulatory filings including registration statement consents.

(b)      Fees for tax services.

Audit Committee’s Pre-Approval Policies and Procedures

The Audit Committee must approve any fee for services to be performed by the independent registered public accounting firm in advance of the services being performed. In considering the nature of the services provided by the independent auditor, the Audit Committee determined that such services are compatible with the provision of independent audit services. The Audit Committee discussed these services with the independent auditor and the Company’s management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC to implement the related requirements of the Sarbanes-Oxley Act of 2002, as well as the American Institute of Certified Public Accountants.

All services rendered by EisnerAmper LLP for the years ended December 31, 2020 and 2019 were approved by the Audit Committee.

AUDIT COMMITTEE REPORT

To the Directors of Lightstone Value Plus REIT IV, Inc.:

We have reviewed and discussed with management Lightstone Value Plus REIT IV, Inc.’s audited consolidated financial statements as of and for the year ended December 31, 2020.

We have discussed with the independent auditors the matters required to be discussed by Auditing Standard No. 16, “Communication with Audit Committees,” as amended, as adopted by the Public Company Accounting Oversight Board.

We have received and reviewed the written disclosures and the letter from the independent auditors required by Public Company Accounting Oversight Board Rule 3526, Communication with Audit Committees Concerning Independence and have discussed with the auditors the auditors’ independence.

Based on the reviews and discussions referred to above, we recommend to the board of directors that the consolidated financial statements referred to above be included in Lightstone Value Plus REIT IV, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2020.

Audit Committee

Steven Spinola
Michael J. DeMarco

INDEPENDENT DIRECTORS’ REPORT

To the Stockholders of Lightstone Value Plus REIT IV, Inc.:

We have reviewed the Company’s policies and determined that they are in the best interest of the Company’s stockholders. Set forth below is a discussion of the basis for that determination.

General

The Company has and intends to continue to seek opportunities to invest in real estate and real estate-related investments. The Company’s real estate-related investments may include mezzanine loans, mortgage loans, bridge loans and preferred equity interests, with a focus on development-related investments, including those intended to finance development or redevelopment opportunities. The Company may also invest in debt and derivative securities related to real estate assets. A portion of the Company’s investments by value may be secured by or related to properties or entities advised by, or wholly or partially, directly or indirectly, owned by, the Company’s Sponsor, its affiliates or other real estate investment programs sponsored by it. Although the Company expects that most of its investments will be of these various types, it may make other investments. In fact, it may invest in whatever types of investments that it believes are in its best interests.

The Company has and expects to continue to focus its origination and acquisition activity on real estate-related investments secured by or related to properties located in the United States, including related-party investments. The Company sometimes refers to the foregoing types of investments as its targeted investments. The Company expects to target investments that generally will offer predictable current cash flow and/or attractive risk-adjusted returns based on the underwriting criteria established and employed by its advisor, which may include the anticipated leverage point, market and economic conditions, the location and quality of the underlying collateral and the borrower’s exit or refinancing plan. The Company’s ability to continue to execute its investment strategy may be enhanced through access to its Sponsor’s extensive experience in financing real estate projects it has sponsored, as opposed to a strategy that relies solely on buying assets in the open market from third-party originators. The Company has and will continue to seek to build a portfolio that includes some of or all the following investment characteristics: (a) provides current income; (b) is secured by high-quality commercial real estate; (c) includes subordinate capital investments by strong sponsors that support its investments and provide downside protection; and (d) possesses strong structural features that maximize repayment potential, such as a clear exit or refinancing plan by the borrower.

The Company has and intends to continue to invest in real estate-related loans and debt securities both by directly originating them and by purchasing them from third-party sellers. Although the Company generally prefers the benefits of direct origination, situations may arise to purchase real estate-related loans and debt securities, possibly at discounts to par, which compensate for the lack of control or structural enhancements typically associated with directly structured investments.

Financing Policies

There is no limitation on the amount the Company may invest or borrow for the purchase or origination of any single property or investment. The Company’s charter allows it to incur leverage up to 300% of its total “net assets” (as defined in its charter) as of the date of any borrowing, which is generally expected to be approximately 75% of the cost of its investments. The Company may only exceed this 300% limit if a majority of its independent directors approves each borrowing in excess of this limit and the Company discloses such borrowing to its stockholders in its next quarterly report along with a justification for the excess borrowing. In all events, the Company expects that its secured and unsecured borrowings will be reasonable in relation to the net value of its assets and will be reviewed by the Company’s board of directors at least quarterly.

The Company does not currently intend to exceed the leverage limit in its charter. The Company believes that careful use of debt helps the Company to achieve its diversification goals because the Company may have more funds available for investment. However, high levels of debt could cause the Company to incur higher interest charges and higher debt service payments, which would decrease the amount of cash available for distributions, if any to the Company’s investors.

Policy on Sale or Disposition of Properties

The Company’s board of directors will determine whether a particular property should be sold or otherwise disposed of after considering the relevant factors, including performance or projected performance of the property and market conditions, with a view toward achieving its principal investment objectives.

The Company currently intends to hold each investment it originates or acquires for an extended period of time, generally for periods up to five years from the termination of the Company’s initial public offering, which occurred on March 31, 2017. The determination of whether an investment will be sold or otherwise disposed of will be made after consideration of relevant factors, including prevailing economic conditions, specific real estate market conditions, tax implications for the Company’s stockholders and other factors. The requirements for qualification as a REIT also will put some limits on the Company’s ability to sell investments after short holding periods. However, in accordance with the Company’s investment objective of realizing growth in the value of its investments, the Company may sell a particular investment before or after this anticipated holding period if, in the judgment of its advisor and its board of directors, selling the investment is in the Company’s best interest. The determination of when a particular investment should be sold or otherwise disposed of will be made after consideration of relevant factors, including prevailing and projected economic conditions, whether the value of the investment is anticipated to decline substantially, whether the Company could apply the proceeds from the sale of the investment to make other investments consistent with its investment objectives, whether disposition of the investment would allow the Company to increase cash flow, and whether the sale of the investment would constitute a prohibited transaction under the Code or otherwise impact the Company’s status as a REIT. The Company’s ability to dispose of an investment during the first few years following its acquisition is restricted to a substantial extent as a result of its REIT status. Under applicable provisions of the Code regarding prohibited transactions by REITs, a REIT that sells an asset other than foreclosure property that is deemed to be inventory or property held primarily for sale in the ordinary course of business is deemed a “dealer” and subject to a 100% penalty tax on the net income from any such transaction. As a result, the Company’s board of directors will attempt to structure any disposition of the Company’s investments to avoid this penalty tax through reliance on safe harbors available under the Code for assets held at least two years or through the use of a TRS.

When the Company determines to sell a particular investment, it will seek to achieve a selling price that maximizes the capital appreciation for investors based on then-current market conditions. The Company cannot assure its investors that this objective will be realized.

Independent Directors

Steven Spinola
Michael J. DeMarco

OTHER MATTERS PRESENTED FOR ACTION
AT THE 2021 ANNUAL MEETING OF STOCKHOLDERS

Our Board of Directors does not intend to present for consideration at the 2021 Annual Meeting of stockholders any matter other than those specifically set forth in the Notice of Annual Meeting of Stockholders. If any other matter is properly presented for consideration at the meeting, the persons named in the proxy will vote thereon pursuant to the discretionary authority conferred by the proxy.

STOCKHOLDER PROPOSALS FOR THE 2022 ANNUAL MEETING

Stockholder Proposals in the Proxy Statement

Rule 14a-8 under the Exchange Act addresses when a company must include a stockholder’s proposal in its proxy statement and identify the proposal in its form of proxy when the company holds an annual or special meeting of stockholders. Under Rule 14a-8, in order for a stockholder proposal to be considered for inclusion in the proxy statement and proxy card relating to our 2022 Annual Meeting of stockholders, the proposal must be received at our principal executive offices no later than June 14, 2022.

Stockholder Proposals and Nominations for Directors to Be Presented at Meetings

For any proposal that is not submitted for inclusion in our proxy material for the 2022 Annual Meeting of stockholders but is instead sought to be presented directly at that meeting, Rule 14a-4(c) under the Exchange Act permits our management to exercise discretionary voting authority under proxies it solicits unless we receive timely notice of the proposal in accordance with the procedures set forth in our bylaws. Under our current bylaws, for a stockholder proposal to be properly submitted for presentation at our 2022 Annual Meeting of Stockholders, our Secretary must receive written notice of the proposal at our principal executive offices during the period beginning on May 13, 2022 and ending at 5:00 p.m., Eastern Daylight Time, on June 14, 2022 and must contain information specified in our bylaws, including:

1.      as to each director nominee,

•        the name, age, business address, and residence address of the nominee;

•        the class, series and number of any shares of stock of the Company beneficially owned by the nominee;

•        the date such shares were acquired and the investment intent of such acquisitions;

•        all other information relating to the nominee that is required under Regulation 14A under the Exchange Act to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved) or is otherwise required; and

2.      as to any other business that the stockholder proposes to bring before the meeting,

•        a description of the business to be brought before the meeting;

•        the reasons for proposing such business at the meeting;

•        any material interest in such business that the proposing stockholder (and certain persons, which we refer to as “Stockholder Associated Persons” (as defined below), if any) may have, including any anticipated benefit to the proposing stockholder (and the Stockholder Associated Persons, if any); and

3.      as to the proposing stockholder (and the Stockholder Associated Persons, if any),

•        the class, series and number of all shares of stock of the Company owned by the proposing stockholder (and the Stockholder Associated Persons, if any), and the nominee holder for, and number of, shares owned beneficially but not of record by the proposing stockholder (and the Stockholder Associated Persons, if any); and

4.      as to the proposing stockholder (and the Stockholder Associated Persons, if any) covered by clauses (2) or (3) above,

•        the name and address of the proposing stockholder (and the Stockholder Associated Persons, if any) as they appear on the Company’s stock ledger, and current name and address, if different; and

5.      to the extent known by the proposing stockholder, the name and address of any other stockholder supporting the director nominee or the proposal of other business on the date of the proposing stockholder’s notice.

A “Stockholder Associated Person” means (i) any person controlling, directly or indirectly, or acting in concert with, the proposing stockholder, (ii) any beneficial owner of shares of stock of the Company owned by the proposing stockholder and (iii) any person controlling, controlled by or under common control with the Stockholder Associated Person.

All nominations must also comply with the Charter. All proposals should be sent via registered, certified or express mail to our Secretary at our principal executive offices at: Lightstone Value Plus REIT IV, Inc., 1985 Cedar Bridge Avenue, Suite 1, Lakewood, New Jersey 08701, Attention: Joseph Teichman (866) 792-8700.

By Order of the Board of Directors,

Joseph Teichman
General Counsel and Secretary
Lakewood, New Jersey
October 29, 2021

Exhibit A

SECOND ARTICLES OF AMENDMENT AND RESTATEMENT

FOR

LIGHTSTONE VALUE PLUS REIT IV, INC.

a Maryland Corporation

Exhibit A-i

Exhibit A-ii

LIGHTSTONE VALUE PLUS REIT IV, INC.

SECOND ARTICLES OF AMENDMENT AND RESTATEMENT

FIRST: Lightstone Value Plus REIT IV, Inc., a Maryland corporation (the “Company”), desires to amend and restate its Charter as currently in effect and as hereinafter amended.

SECOND: The following provisions are all the provisions of the Charter currently in effect and as hereinafter amended:

ARTICLE I.
NAME

The name of the Company is Lightstone Value Plus REIT IV, Inc. So far as may be practicable, the business of the Company shall be conducted and transacted under that name. Under circumstances in which the Board determines that the use of the name “Lightstone Value Plus REIT IV, Inc.” is not practicable, it may use any other designation or name for the Company.

ARTICLE II.
PURPOSE AND POWERS

The purpose for which the Company is formed is to engage in any lawful act or activity (including, without limitation or obligation, qualifying and engaging in business as a real estate investment trust under Sections 856 through 860, or any successor sections, of the Internal Revenue Code of 1986, as amended, or any successor statute (the “Code”)), for which corporations may be organized under the Maryland General Corporation Law, as in effect from time to time (the “MGCL”) and the general laws of the State of Maryland as now or hereafter in force.

ARTICLE III.
RESIDENT AGENT AND PRINCIPAL OFFICE

The name and address of the resident agent for service of process of the Company in the State of Maryland is CSC-Lawyers Incorporating Service Company, 7 St. Paul Street, Suite 820, Baltimore, Maryland 21202. The address of the Company’s principal office in the State of Maryland is c/o CSC-Lawyers Incorporating Service Company, 7 St. Paul Street, Suite 820, Baltimore, Maryland 21202. The Company may have such other offices and places of business within or outside the State of Maryland as the Board may from time to time determine.

ARTICLE IV.
DEFINITIONS

As used in the Charter, the following terms shall have the following meanings unless the context otherwise requires: “2%/25% GUIDELINES” has the meaning provided in Section 8.11.

“ACQUISITION EXPENSES” means any and all expenses incurred by the Company, the Advisor, or any Affiliate of either in connection with the selection, origination or acquisition of any Investment, whether or not originated or acquired, including, without limitation, legal fees and expenses, travel and communications expenses, accounting fees and expenses and other closing costs and miscellaneous expenses.

“ACQUISITION FEE” means any and all fees and commissions, exclusive of Acquisition Expenses, paid by any Person to any other Person (including any fees or commissions paid by or to any Affiliate of the Company or the Advisor) in connection with making or investing in Mortgages or the purchase, origination, development or construction of an Investment. Included in the computation of such fees or commissions shall be any real estate commission, selection fee, development fee, construction fee, nonrecurring management fee, loan fees or points or any fee of a similar nature, however designated. Excluded shall be development fees and construction fees paid to Persons not Affiliated with the Sponsor in connection with the actual development and construction of a project.

“ADVISOR” or “ADVISORS” means the Person or Persons, if any, appointed, employed or contracted with by the Company pursuant to Section 8.1 and responsible for directing or performing the day-to-day business affairs of the Company, including any Person to whom the Advisor subcontracts all or substantially all such functions.

Exhibit A-1

“ADVISORY AGREEMENT” means the agreement between the Company and the Advisor pursuant to which the Advisor will direct or perform the day-to-day business affairs of the Company.

“AFFILIATE” or “AFFILIATED” means, with respect to any Person, (i) any Person directly or indirectly owning, controlling or holding, with the power to vote, ten percent (10%) or more of the outstanding voting securities of such other Person; (ii) any Person, ten percent (10%) or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with the power to vote, by such other Person; (iii) any Person directly or indirectly controlling, controlled by or under common control with such other Person; (iv) any executive officer, director, trustee or general partner of such other Person; and (v) any legal entity for which such Person acts as an executive officer, director, trustee or general partner.

“ANNUAL SUBORDINATED PERFORMANCE FEE” shall have the meaning given in Section 8.10.

“AVERAGE INVESTED ASSETS” means, for a specified period, the average of the aggregate book value of the assets invested, directly or indirectly, in equity interests in and loans secured by Real Estate, before deducting depreciation, bad debts or other non-cash reserves, computed by taking the average of such values at the end of each month during such period.

“BOARD” means the Board of Directors of the Company.

“BYLAWS” means the Bylaws of the Company, as amended from time to time. “CHARTER” means the charter of the Company.

“CODE” shall have the meaning as provided in Article II.

“COMMENCEMENT OF THE INITIAL PUBLIC OFFERING” shall mean the date that the Securities and Exchange Commission declares effective the registration statement filed under the Securities Act for the Initial Public Offering.

“COMMON SHARES” shall have the meaning as provided in Section 5.1. “COMPANY” shall have the meaning as provided in Article First.

“COMPETITIVE REAL ESTATE COMMISSION” means a commission paid for the purchase or Sale of an Investment that is reasonable, customary and competitive in light of the size and type of the Property.

“DEALER MANAGER” means Orchard Securities, LLC or such other Person selected by the Board to act as the dealer manager for an Offering. “DIRECTOR” shall have the meaning as provided in Section 6.1.

“DISTRIBUTIONS” means any distributions, as such term is defined in Section 2-301 of the MGCL. “EXCESS AMOUNT” has the meaning provided in Section 8.11.

“EXCHANGE ACT” means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute thereto.

“FUNDING AMOUNT” means the amount of funds advanced with respect to a Mortgage, or the amount actually paid or allocated in respect of the purchase or origination of other Investments, in each case exclusive of Acquisition Fees and Acquisition Expenses, but in each case including any indebtedness assumed or incurred in respect of such Investment.

“GROSS PROCEEDS” means the aggregate purchase price of all Shares sold for the account of the Company through an Offering, without deduction for Selling Commissions, volume discounts, any marketing support and due diligence expense reimbursement or Organization and Offering Expenses. For the purpose of computing Gross Proceeds, the purchase price of any Share for which reduced Selling Commissions are paid to the Dealer Manager or a Soliciting Dealer (where net proceeds to the Company are not reduced) shall be deemed to be the full amount of the offering price per Share pursuant to the Prospectus for such Offering without reduction.

“INDEMNITEE” has the meaning provided in Section 12.2(c).

“INDEPENDENT DIRECTOR” means a Director who is not and who has not been within the last two years, directly or indirectly associated with the Sponsor or the Advisor by virtue of (i) ownership of an interest in the Sponsor, the Advisor or any of their Affiliates, (ii) employment by the Sponsor, the Advisor or any of their Affiliates,

Exhibit A-2

(iii) service as an officer or director of the Sponsor, the Advisor or any of their Affiliates, (iv) performance of services, other than as a Director, for the Company, (v) service as a director or trustee of more than three REITs organized by the Sponsor or advised by the Advisor or (vi) maintenance of a material business or professional relationship with the Sponsor, the Advisor or any of their Affiliates. A business or professional relationship is considered “material” per se if the aggregate gross revenue derived by the Director from the Sponsor, the Advisor and their Affiliates exceeds five percent (5%) of either the Director’s annual gross revenue, derived from all sources, during either of the last two years or the Director’s net worth on a fair market value basis. An indirect association with the Sponsor or the Advisor shall include circumstances in which a Director’s spouse, parent, child, sibling, mother- or father-in-law, son- or daughter-in-law or brother- or sister-in-law is or has been associated with the Sponsor, the Advisor, any of their Affiliates or the Company.

“INDEPENDENT VALUER” means a Person with no material current or prior business or personal relationship with the Advisor or the Directors and who is engaged to a substantial extent in the business of rendering opinions regarding the value of Investments of the type held by the Company.

“INITIAL INVESTMENT” means that portion of the initial capitalization of the Company contributed by the Sponsor or its Affiliates pursuant to Section 8.1 below.

“INITIAL PUBLIC OFFERING” means the first Offering.

“INVESTED CAPITAL” means the amount calculated by multiplying the total number of Shares purchased by Stockholders by the issue price at the time of such purchase, reduced by the portion of any Distribution that is attributable to Net Sales Proceeds and by any amounts paid by the Company to repurchase Shares pursuant to the Company’s plan for the repurchase of Shares.

“INVESTMENT” means any Mortgage or other investment owned by the Company, directly or indirectly through one (1) or more of its Affiliates, and any other investment made by the Company, directly or indirectly through one (1) or more of its Affiliates.

“IRA” means an “individual retirement account” (as defined in Section 408 of the Code).

“JOINT VENTURES” means those joint venture or partnership arrangements in which the Company is a co-venturer, limited liability company member, limited partner or general partner established to originate, acquire or hold Investments.

“LEVERAGE” means the aggregate amount of indebtedness of the Company for money borrowed (including purchase money mortgage loans) outstanding at any time, both secured and unsecured.

“LISTING” means the listing of the Common Shares or any other securities into or for which the Common Shares are converted or exchanged on a national securities exchange. Upon a Listing, the Common Shares shall be deemed Listed.

“MGCL” shall have the meaning as provided in Article II.

“MORTGAGES” means, in connection with mortgage financing provided by the Company, all the notes, deeds of trust, security interests or other evidences of indebtedness or obligations, which are secured or collateralized by Real Property owned by the borrowers under such notes, deeds of trust, security interests or other evidences of indebtedness or obligations.

“NET ASSETS” means the total Investments (other than intangibles) at cost, before deducting depreciation, reserves for bad debts or other non-cash reserves, less total liabilities, calculated at least quarterly by the Company on a basis consistently applied.

“NET INCOME” means, for any period, the Company’s total revenues applicable to such period, less the total expenses applicable to such period other than additions to reserves for depreciation, bad debts or other similar non-cash reserves and excluding any gain from the Sale of the Investments.

“NET SALES PROCEEDS” means, in the case of a transaction described in clause (i)(A) of the definition of Sale, the proceeds of any such transaction less the amount of selling expenses incurred by or on behalf of the Company, including all commissions, closing costs and legal fees and expenses. In the case of a transaction

Exhibit A-3

described in clause (i)(B) of the definition of Sale, Net Sales Proceeds means the proceeds of any such transaction less the amount of selling expenses incurred by or on behalf of the Company, including any legal fees and expenses and other selling expenses incurred in connection with such transaction. In the case of a transaction described in clause (i)(C) of the definition of Sale, Net Sales Proceeds means the proceeds of any such transaction actually distributed to the Company from the Joint Venture less the amount of any selling expenses, including legal fees and expenses incurred by or on behalf of the Company (other than those paid by the Joint Venture). In the case of a transaction or series of transactions described in clause (i)(D) of the definition of Sale, Net Sales Proceeds means the proceeds of any such transaction (including the aggregate of all payments under a Mortgage on or in satisfaction thereof other than regularly scheduled interest payments) less the amount of selling expenses incurred by or on behalf of the Company, including all commissions, closing costs and legal fees and expenses. In the case of a transaction described in clause (i)(E) of the definition of Sale, Net Sales Proceeds means the proceeds of any such transaction less the amount of selling expenses incurred by or on behalf of the Company, including any legal fees and expenses and other selling expenses incurred in connection with such transaction. In the case of a transaction described in clause (ii) of the definition of Sale, Net Sales Proceeds means the proceeds of such transaction or series of transactions less all amounts generated thereby which are reinvested in one (1) or more Investments within one hundred eighty (180) days thereafter and less the amount of any commissions, closing costs, and legal fees and expenses and other selling expenses incurred by or allocated to the Company in connection with such transaction or series of transactions. Net Sales Proceeds shall also include Refinancing Proceeds and any other amounts that the Company determines, in its discretion, to be economically equivalent to proceeds of a Sale. Net Sales Proceeds shall not include any reserves established by the Company, which shall be determined by the Board in its sole discretion.

“NON-COMPLIANT TENDER OFFER” has the meaning provided in Section 11.8.

“OFFERING” means any public offering for the sale of Shares pursuant to an effective registration statement filed under the Securities Act.

“ORGANIZATION AND OFFERING EXPENSES” means any and all costs and expenses incurred by the Company and to be paid from the assets of the Company in connection with the formation of the Company and the qualification and registration of an Offering, and the marketing and distribution of Shares, including, without limitation, total underwriting and brokerage discounts and commissions (including fees of the underwriters’ attorneys), expenses for printing, engraving and amending registration statements or supplementing prospectuses, mailing and distributing costs, salaries of employees while engaged in sales activity, telephone and other telecommunications costs, all advertising and marketing expenses (including the costs related to investor and broker-dealer sales meetings), charges of transfer agents, registrars, trustees, escrow holders, depositories and experts, and fees, expenses and taxes related to the filing, registration and qualification of the sale of the Shares under federal and state laws, including taxes and fees and accountants’ and attorneys’ fees.

“PERSON” means an individual, corporation, partnership, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other legal entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Exchange Act and a group to which an Excepted Holder Limit (as defined in Section 5.9(i)) applies.

“PREFERRED SHARES” has the meaning provided in Section 5.1.

“PROSPECTUS” means the same as that term is defined in Section 2(a)(10) of the Securities Act, including a preliminary prospectus and an offering circular as described in Rule 256 of the General Rules and Regulations under the Securities Act.

“REAL PROPERTY” or “REAL ESTATE” means land, rights in land (including leasehold interests), and any buildings, structures, improvements, furnishings, fixtures and equipment located on or used in connection with land and rights or interests in land.

“REFINANCING PROCEEDS” means the proceeds of the refinancing of any indebtedness of the Company, less the amount of expenses incurred by or on behalf of the Company in connection with such refinancing.

“REINVESTMENT PLAN” has the meaning provided in Section 5.15.

Exhibit A-4

“REIT” means a corporation, trust, association or other legal entity (other than a real estate syndication) that is engaged primarily in investing in equity interests in Real Estate (including fee ownership and leasehold interests) or in loans secured by Real Estate or both, as defined pursuant to the REIT Provisions of the Code.

“REIT PROVISIONS OF THE CODE” means Sections 856 through 860 of the Code and any successor or other provisions of the Code relating to real estate investment trusts (including provisions as to the attribution of ownership of beneficial interests therein) and the regulations promulgated thereunder.

“ROLL-UP ENTITY” means a partnership, real estate investment trust, corporation, trust or similar entity that would be created or would survive after the successful completion of a proposed Roll-Up Transaction.

“ROLL-UP TRANSACTION” means a transaction involving the acquisition, merger, conversion or consolidation either directly or indirectly of the Company and the issuance of securities of a Roll-Up Entity to the holders of Common Shares. Such term does not include:

(a)     a transaction involving securities of the Company that have been for at least twelve (12) months listed on a national securities exchange; or

(b)    a transaction involving the conversion to corporate, trust or association form of only the Company, if, as a consequence of the transaction, there will be no significant adverse change in any of the following:

(i)     the voting rights of the holders of the Shares;

(ii)    the term of existence of the Company;

(iii)   Sponsor or Advisor compensation; or

(iv)   the Company’s investment objectives.

“SALE” or “SALES” means (i) any transaction or series of transactions whereby: (A) the Company directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of any Investment or portion thereof; (B) the Company directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of all or substantially all the interest of the Company in any Joint Venture in which it is a co-venturer or partner; (C) any Joint Venture directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of any Investment or portion thereof; or (D) the Company directly or indirectly (except as described in other subsections of this definition) sells, grants, conveys or relinquishes its interest in any Mortgage or portion thereof, including any payments thereunder or in satisfaction thereof (other than regularly scheduled interest payments) or any amounts owed pursuant to such Mortgage, and including any event with respect to any Mortgage which gives rise to a significant amount of insurance proceeds or similar awards, but (ii) not including any transaction or series of transactions specified in clause (i) (A) through (D) in which the proceeds of such transaction or series of transactions are reinvested by the Company in one (1) or more Investments within one hundred eighty (180) days thereafter.

“SECURITIES” means any of the following issued by the Company, as the context requires: Shares, any other stock, shares or other evidences of equity or beneficial or other interests, voting trust certificates, bonds, debentures, notes or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in, temporary or interim certificates for, receipts for, guarantees of, or warrants, options or rights to subscribe to, purchase or acquire, any of the foregoing.

“SECURITIES ACT” means the Securities Act of 1933, as amended from time to time, or any successor statute thereto. Reference to any provision of the Securities Act shall mean such provision as in effect from time to time, as the same may be amended, and any successor provision thereto, as interpreted by any applicable regulations as in effect from time to time.

“SELLING COMMISSIONS” means any and all commissions and other fees payable to underwriters, dealer managers or other broker-dealers in connection with the sale of Shares, including, without limitation, commissions and fees payable to the Dealer Manager.

Exhibit A-5

“SHARE REPURCHASE PROGRAM” shall have the meaning as provided in Section 5.14.

“SHARES” means shares of stock of the Company of any class or series, including Common Shares or Preferred Shares, that have the right to elect Directors.

“SOLICITING DEALERS” means those broker-dealers that are members of the Financial Industry Regulatory Authority, Inc. or that are exempt from broker-dealer registration, and that, in either case, enter into participating broker or other agreements with the Dealer Manager to sell Shares.

“SPONSOR” means any Person which (i) is directly or indirectly instrumental in organizing, wholly or in part, the Company, (ii) will control, manage or participate in the management of the Company, and any Affiliate of any such Person, (iii) takes the initiative, directly or indirectly, in founding or organizing the Company, either alone or in conjunction with one (1) or more other Persons, (iv) receives a material participation in the Company in connection with the founding or organizing of the business of the Company, in consideration of services or property, or both services and property, (v) has a substantial number of relationships and contacts with the Company, (vi) possesses significant rights to control Investments, (vii) receives fees for providing services to the Company which are paid on a basis that is not customary in the industry or (viii) provides goods or services to the Company on a basis which was not negotiated at arm’s-length with the Company. The term “Sponsor” shall not include any Person whose only relationship with the Company is as that of an independent property manager of the Company’s assets, and whose only compensation is as such, nor wholly independent third parties such as attorneys, accountants and underwriters whose only compensation is for professional services.

“STOCKHOLDER LIST” has the meaning provided in Section 11.6.

“STOCKHOLDERS” means the holders of record of the shares of stock as maintained on the books and records of the Company or its transfer agent.

“TERMINATION OF THE INITIAL PUBLIC OFFERING” shall mean the earlier of (i) the date on which the Initial Public Offering expires or is terminated by the Company or (ii) the date on which all Shares offered in the Initial Public Offering are sold, excluding warrants, if any, offered thereunder and Shares that may be acquired upon exercise of such warrants and Shares offered thereunder that may be acquired pursuant to the Reinvestment Plan.

“TOTAL OPERATING EXPENSES” means all costs and expenses paid or incurred by the Company, as determined under generally accepted accounting principles, that are in any way related to the operation of the Company or to Company business, including advisory fees, but excluding (i) the expenses of raising capital such as Organization and Offering Expenses, legal, audit, accounting, underwriting, brokerage, listing, registration, and other fees, printing and other such expenses and tax incurred in connection with the issuance, distribution, transfer, registration and Listing of the Shares, (ii) interest payments, (iii) taxes, (iv) non-cash expenditures such as depreciation, amortization and bad debt reserves, (v) incentive fees paid in compliance with Section 8.7 below, (vi) Acquisition Fees and Acquisition Expenses, (vii) commissions on the resale of Investments, and (viii) other fees and expenses connected with the origination, acquisition, disposition, management and ownership of real estate interests, mortgage loans or other property (including the costs of foreclosure, insurance premiums, legal services, maintenance, repair and improvement of property).

“UNIMPROVED REAL PROPERTY” means Real Property in which the Company has an equity interest that was not acquired for the purpose of producing rental or other operating income, that has no development or construction in process and for which no development or construction is planned, in good faith, to commence within one (1) year.

ARTICLE V.
STOCK

SECTION 5.1     AUTHORIZED SHARES. The total number of shares of stock that the Company shall have authority to issue is 250,000,000 shares, of which (i) 200,000,000 shall be designated as common stock, $0.01 par value per share (the “Common Shares”); and (ii) 50,000,000 shall be designated as preferred stock, $0.01 par value per share (the “Preferred Shares”). All shares shall be fully paid and nonassessable when issued. The aggregate par value of all authorized shares of stock having par value is $2,500,000. If shares of one (1) class of stock are classified or reclassified into shares of another class of stock pursuant to Section 5.2(ii) or Section 5.3 of this Article V, the number of authorized shares of the former class shall be automatically decreased and the number

Exhibit A-6

of shares of the latter class shall be automatically increased, in each case by the number of shares so classified or reclassified, as the case may be, so that the aggregate number of shares of all classes that the Company has authority to issue shall not be more than the total number of shares set forth in the first sentence of this Section 5.1. The Board, with the approval of a majority of the entire Board and without any action by the Stockholders, may amend the Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Company has authority to issue.

SECTION 5.2     COMMON SHARES.

(i) COMMON SHARES SUBJECT TO TERMS OF PREFERRED SHARES. The Common Shares shall be subject to the express terms of any series of Preferred Shares.

(ii) DESCRIPTION. Subject to Section 5.9 of this Article V and except as may otherwise be specified in the Charter, each Common Share shall entitle the holder thereof to one (1) vote per share on all matters upon which Stockholders are entitled to vote pursuant to Section 11.2. The Board may classify or reclassify any unissued Common Shares from time to time into one (1) or more classes or series of stock; provided, however, that the voting rights per Share (other than any publicly held Share) sold in a private offering shall not exceed the voting rights which bear the same relationship to the voting rights of a publicly held Share as the consideration paid to the Company for each privately offered Share bears to the book value of each outstanding publicly held Share.

(iii) DISTRIBUTION RIGHTS. The Board from time to time may authorize the Company to declare and pay to Stockholders such dividends or other Distributions in cash or other assets of the Company, including in shares of stock of one class payable to holders of shares of stock of another class, or from any other source as the Board in its discretion shall determine. The Board shall endeavor to authorize the Company to declare and pay such dividends and other Distributions as shall be necessary for the Company to qualify as a REIT under the Code unless the Board has determined, in its sole discretion, that qualification as a REIT is not in the best interests of the Company; provided, however, Stockholders shall have no right to any dividend or other Distribution unless and until authorized by the Board and declared by the Company. The exercise of the powers and rights of the Board pursuant to this section shall be subject to the provisions of any class or series of stock at the time outstanding. The receipt by any Person in whose name any shares of stock are registered on the records of the Company or by his, her or its duly authorized agent shall be a sufficient discharge for all dividends or other Distributions payable or deliverable in respect of such shares and from all liability to see to the application thereof. Distributions in kind shall not be permitted, except for Distributions of readily marketable securities, Distributions of beneficial interests in a liquidating trust established for the dissolution of the Company and the liquidation of its assets in accordance with the terms of the Charter or Distributions in which (i) the Board advises each Stockholder of the risks associated with direct ownership of the property, (ii) the Board offers each Stockholder the election of receiving such in-kind Distributions and (iii) in-kind Distributions are made only to those Stockholders that accept such offer.

(iv) RIGHTS UPON LIQUIDATION. In the event of any voluntary or involuntary liquidation, dissolution or winding up, or any distribution of the assets of the Company, the aggregate assets available for distribution to holders of the Common Shares shall be determined in accordance with applicable law. Each holder of Common Shares of a particular class shall be entitled to receive, ratably with each other holder of Common Shares of such class, that portion of such aggregate assets available for distribution as the number of outstanding Common Shares of such class held by such holder bears to the total number of outstanding Common Shares of such class then outstanding.

(v) VOTING RIGHTS. Except as may be provided otherwise in the Charter, and subject to the express terms of any series of Preferred Shares, the holders of the Common Shares shall have the exclusive right to vote on all matters (as to which a common stockholder shall be entitled to vote pursuant to applicable law) at all meetings of the Stockholders.

SECTION 5.3     PREFERRED SHARES. The Board may classify any unissued Preferred Shares and reclassify any previously classified but unissued Preferred Shares of any series from time to time, into one (1) or more classes or series of shares of stock; provided, however, that the voting rights per Share (other than a publicly

Exhibit A-7

held Share) sold in a private offering shall not exceed the voting rights that bear the same relationship to the voting rights of a publicly held Share as the consideration paid to the Company for each privately offered Share bears to the book value of each outstanding publicly held Share.

SECTION 5.4     CLASSIFIED OR RECLASSIFIED SHARES. Prior to issuance of classified or reclassified shares of stock of any class or series, the Board by resolution shall: (a) designate that class or series to distinguish it from all other classes and series of shares; (b) specify the number of shares to be included in the class or series; (c) set or change, subject to the provisions of Section 5.9 and the express terms of any class or series of shares outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other Distributions, qualifications and terms and conditions of redemption for each class or series of shares; and (d) cause the Company to file articles supplementary with the State Department of Assessments and Taxation of Maryland. Any of the terms of any class or series of shares set or changed pursuant to clause (c) of this Section 5.4 may be made dependent upon facts or events ascertainable outside the Charter (including determinations by the Board or other facts or events within the control of the Company) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of shares is clearly and expressly set forth in the articles supplementary or other charter document.

SECTION 5.5     STOCKHOLDERS’ CONSENT IN LIEU OF MEETING. Any action required or permitted to be taken at any meeting of the Stockholders may be taken without a meeting by consent, in writing or by electronic transmission, in any manner permitted by the MGCL and set forth in the Bylaws.

SECTION 5.6     CHARTER AND BYLAWS. The rights of all Stockholders and the terms of all shares of stock are subject to the provisions of the Charter and the Bylaws.

SECTION 5.7     NO ISSUANCE OF SHARE CERTIFICATES. Unless otherwise provided by the Board, the Company shall not issue stock certificates. A Stockholder’s investment shall be recorded on the books of the Company. To transfer his, her or its shares of stock, a Stockholder shall submit an executed form to the Company, which form shall be provided by the Company upon request. Such transfer will also be recorded on the books of the Company. Upon issuance or transfer of shares, the Company will provide the Stockholder with information concerning his, her or its rights with regard to such shares, as required by the Bylaws and the MGCL or other applicable law.

SECTION 5.8     [RESERVED]

SECTION 5.9     RESTRICTIONS ON OWNERSHIP AND TRANSFER.

(i) DEFINITIONS. For purposes of this Section 5.9, the following terms shall have the following meanings:

“AGGREGATE SHARE OWNERSHIP LIMIT” means 9.8% in value of the aggregate of the outstanding shares of Capital Stock and 9.8% (in value or in number of shares, whichever is more restrictive) of any class or series of shares of Capital Stock, or such other percentage determined by the Board in accordance with Section 5.9(ii)(h).

“BENEFICIAL OWNERSHIP” means ownership of Capital Stock by a Person, whether the interest in the Capital Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” shall have the correlative meanings.

“BUSINESS DAY” means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.

“CAPITAL STOCK” means all classes or series of stock of the Company, including, without limitation, Common Shares and Preferred Shares.

Exhibit A-8

“CHARITABLE BENEFICIARY” means one (1) or more beneficiaries of the Trust as determined pursuant to Section 5.9(iii)(f), provided that each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

“CONSTRUCTIVE OWNERSHIP” means ownership of Capital Stock by a Person, whether the interest in the Capital Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code. The terms “Constructive Owner,” “Constructively Owns,” “Constructively Owning” and “Constructively Owned” shall have the correlative meanings.

“EXCEPTED HOLDER” means a Stockholder for whom an Excepted Holder Limit is created by the Board pursuant to Section 5.9(ii)(g).

“EXCEPTED HOLDER LIMIT” means, provided that the affected Excepted Holder agrees to comply with the requirements established by the Board pursuant to Section 5.9(ii)(g), and subject to adjustment pursuant to Section 5.9(ii)(h), the percentage limit established by the Board pursuant to Section 5.9(ii)(g).

“MARKET PRICE” on any date means, with respect to any class or series of outstanding shares of Capital Stock, the Closing Price for such Capital Stock on such date. The “Closing Price” on any date shall mean the last sale price for such Capital Stock, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Capital Stock, in either case as reported on the principal national securities exchange on which such Capital Stock is Listed or admitted to trading or, if no trading price is available for such Capital Stock, the fair market value of the Capital Stock, as determined by the Board.

“PROHIBITED OWNER” means, with respect to any purported Transfer, any Person who, but for the provisions of Section 5.9(ii)(a), would Beneficially Own or Constructively Own shares of Capital Stock, and if appropriate in the context, shall also mean any Person who would have been the record owner of the shares that the Prohibited Owner would have so owned.

“RESTRICTION TERMINATION DATE” means the first day after the Commencement of the Initial Public Offering on which the Company determines pursuant to Section 7.4 that it is no longer in the best interests of the Company to attempt to, or continue to, qualify as a REIT or that compliance with the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of Capital Stock set forth herein is no longer required in order for the Company to qualify as a REIT.

“TRANSFER” means any issuance, sale, transfer, gift, assignment, devise or other disposition, as well as any other event that causes any Person to acquire Beneficial Ownership or Constructive Ownership of Capital Stock or the right to vote or receive dividends on Capital Stock, or any agreement to take any such actions or cause any such events, including (a) the granting or exercise of any option (or any disposition of any option), (b) any disposition of any securities or rights convertible into or exchangeable for Capital Stock or any interest in Capital Stock or any exercise of any such conversion or exchange right and (c) Transfers of interests in other entities that result in changes in Beneficial Ownership or Constructive Ownership of Capital Stock; in each case, whether voluntary or involuntary, whether owned of record, Constructively Owned or Beneficially Owned and whether by operation of law or otherwise. The terms “Transferring” and “Transferred” shall have the correlative meanings.

“TRUST” means any trust provided for in Section 5.9(iii)(a).

“TRUSTEE” means the Person unaffiliated with the Company and a Prohibited Owner, that is appointed by the Company to serve as trustee of the Trust.

(ii) SHARES.

(a) OWNERSHIP LIMITATIONS. During the period commencing on the date that the Company elects to qualify for federal income tax treatment as a REIT and prior to the Restriction Termination Date, but subject to Section 5.10:

Exhibit A-9

(I) BASIC RESTRICTIONS.

(A) (1) Except as set forth in any articles supplementary creating any class or series of shares of Capital Stock, no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Capital Stock in excess of the Aggregate Share Ownership Limit and (2) no Excepted Holder shall Beneficially Own or Constructively Own shares of Capital Stock in excess of the Excepted Holder Limit for such Excepted Holder.

(B) No Person shall Beneficially Own or Constructively Own shares of Capital Stock to the extent that such Beneficial or Constructive Ownership of Shares would result in the Company being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or otherwise failing to qualify as a REIT (including, but not limited to, Beneficial Ownership or Constructive Ownership that would result in the Company actually owning or Constructively Owning an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Company from such tenant would cause the Company to fail to satisfy any of the gross income requirements of Section 856(c) of the Code).

(C) Any Transfer of shares of Capital Stock that, if effective, would result in the Capital Stock being Beneficially Owned by fewer than 100 Persons (as determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Capital Stock.

(II) TRANSFER IN TRUST. If any Transfer of shares of Capital Stock occurs which, if effective, would result in any Person Beneficially Owning or Constructively Owning shares of Capital Stock in violation of Section 5.9(ii)(a)(I)(A) or (B),

(A) then that number of shares of Capital Stock the Beneficial Ownership or Constructive Ownership of which otherwise would cause such Person to violate Section 5.9(ii)(a)(I)(A) or (B) (rounded to the nearest whole share) shall be automatically Transferred to a Trust for the benefit of a Charitable Beneficiary, as described in Section 5.9(iii), effective as of the close of business on the Business Day prior to the date of such Transfer, and such Person shall acquire no rights in such shares; or

(B) if the Transfer to the Trust described in clause (A) of this Section 5.9(ii)(a)(II) would not be effective for any reason to prevent the violation of Section 5.9(ii)(a)(I)(A) or (B) then the Transfer of that number of shares of Capital Stock that otherwise would cause any Person to violate Section 5.9(ii)(a)(I)(A) or (B) shall be void ab initio, and the intended transferee shall acquire no rights in such shares.

To the extent that, upon a Transfer of shares of Capital Stock pursuant to this Section 5.9(ii)(a)(II), a violation of any provision of this Section 5.9 would nonetheless be continuing (for example where the ownership of shares by a single Trust would violate the 100 stockholder requirement applicable to REITs), then shares of Capital Stock shall be Transferred to that number of Trusts, each having a distinct Trustee and a Charitable Beneficiary or Beneficiaries that are distinct from those of each other Trust, such that there is no violation of any provision of this Section 5.9.

(b) REMEDIES FOR BREACH. If the Board or any duly authorized committee thereof shall at any time determine that a Transfer or other event has taken place that results in a violation of Section 5.9(ii)(a) or that a Person intends to acquire or has attempted to acquire Beneficial Ownership or Constructive Ownership of any shares of Capital Stock in violation of Section 5.9(ii)(a) (whether or not such violation is intended), the Board or a

Exhibit A-10

committee thereof shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Company to redeem shares, refusing to give effect to such Transfer on the books of the Company or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfer or attempted Transfer or other event in violation of Section 5.9(ii)(a) shall automatically result in the Transfer to the Trust described above, and, where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the Board or a committee thereof.

(c) NOTICE OF RESTRICTED TRANSFER. Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of shares of Capital Stock that will or may violate Section 5.9(ii)(a)(I)(A) or (B) or any Person who would have owned shares of Capital Stock that resulted in a Transfer to the Trust pursuant to the provisions of Section 5.9(ii)(a)(II), in either case, shall immediately give written notice to the Company of such event, or in the case of such a proposed or attempted transaction, give at least 15 days prior written notice to the Company, and shall provide to the Company such other information as the Company may request in order to determine the effect, if any, of such Transfer on the Company’s status as a REIT.

(d) OWNERS REQUIRED TO PROVIDE INFORMATION. From the Commencement of the Initial Public Offering and prior to the Restriction Termination Date:

(I) every owner of more than five percent (5%) (or such lower percentage as required by the Code or the Treasury Regulations promulgated thereunder) of the outstanding shares of Capital Stock, within 30 days after the end of each taxable year, shall give written notice to the Company stating the name and address of such owner, the number of shares of Capital Stock Beneficially Owned and a description of the manner in which such shares are held. Each such owner shall provide to the Company such additional information as the Company may request in order to determine the effect, if any, of such Beneficial Ownership on the Company’s status as a REIT and to ensure compliance with the Aggregate Share Ownership Limit; and

(II) each Person who is a Beneficial Owner or a Constructive Owner of Capital Stock and each Person (including the stockholder of record) who is holding Capital Stock for a Beneficial Owner or a Constructive Owner shall provide to the Company such information as the Company may request in order to determine the Company’s status as a REIT and to comply with requirements of any taxing authority or governmental authority or to determine such compliance.

(e) REMEDIES NOT LIMITED. Subject to Section 7.4, nothing contained in this Section 5.9(ii)(e) shall limit the authority of the Board to take such other action as it deems necessary or advisable to protect the Company and the interests of the Stockholders in preserving the Company’s status as a REIT.

(f) AMBIGUITY. In the case of an ambiguity in the application of any of the provisions of this Section 5.9(ii), Section 5.9(iii), or any definition contained in Section 5.9(i), the Board may determine the application of the provisions of this Section 5.9(ii) or Section 5.9(iii) or any such definition with respect to any situation based on the facts known to it. If Section 5.9(ii) or (iii) requires an action by the Board and the Charter fails to provide specific guidance with respect to such action, the Board may determine the action to be taken so long as such action is not contrary to the provisions of Section 5.9. Absent a decision to the contrary by the Board (which the Board may make in its sole and absolute discretion), if a Person would have (but for the remedies set forth in Section 5.9(ii)(b)) acquired Beneficial Ownership or Constructive Ownership of shares of Capital Stock in violation of Section 5.9(ii)(a), such remedies (as applicable) shall apply first to the shares of Capital Stock which, but for such remedies, would have been Beneficially Owned or Constructively Owned (but not actually owned) by such Person, pro rata among the Persons who actually own such shares of Capital Stock based upon the relative number of the shares held by each such Person.

(g) EXCEPTIONS.

(I) Subject to Section 5.9(ii)(a)(I)(B), the Board may (prospectively or retroactively) exempt a Person from the Aggregate Share Ownership Limit and may establish or increase an Excepted Holder Limit for such Person if:

Exhibit A-11

(A) the Board obtains such representations and undertakings from such Person as are reasonably necessary for the Board to ascertain that no individual’s Beneficial Ownership or Constructive Ownership of such shares of Capital Stock will violate Section 5.9(ii)(a)(I)(B);

(B) such Person represents that it does not, and undertakes that it will not, actually own or Constructively Own an interest in a tenant of the Company (or a tenant of any entity owned or controlled by the Company) that would cause the Company to actually own or Constructively Own more than a 9.8% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant and the Board obtains such representations and undertakings from such Person as are reasonably necessary to ascertain this fact (for this purpose, a tenant from whom the Company (or an entity owned or controlled by the Company) derives (and is expected to continue to derive) a sufficiently small amount of revenue such that, in the judgment of the Board, rent from such tenant would not adversely affect the Company’s ability to qualify as a REIT, shall not be treated as a tenant of the Company); and

(C) such Person agrees that any violation or attempted violation of such representations or undertakings (or other action which is contrary to the restrictions contained in Section 5.9(ii)(a) through Section 5.9(ii)(f)) will result in such shares of Capital Stock being automatically Transferred to a Trust in accordance with Section 5.9(ii)(a)(II) and Section 5.9(iii).

(II) Prior to granting any exception pursuant to Section 5.9(ii)(g)(I), the Board may require a ruling from the Internal Revenue Service, or an opinion of counsel, in either case in form and substance satisfactory to the Board in its sole discretion, as it may deem necessary or advisable in order to determine or ensure the Company’s status as a REIT. Notwithstanding the receipt of any ruling or opinion, the Board may impose such conditions or restrictions as it deems appropriate in connection with granting such exception.

(III) Subject to Section 5.9(ii)(a)(I)(B), an underwriter which participates in an Offering or a private placement of shares of Capital Stock (or Securities convertible into or exchangeable for shares of Capital Stock) may Beneficially Own or Constructively Own shares of Capital Stock (or Securities convertible into or exchangeable for shares of Capital Stock) in excess of the Aggregate Share Ownership Limit but only to the extent necessary to facilitate such Offering or private placement.

(IV) The Board may only reduce the Excepted Holder Limit for an Excepted Holder: (1) with the written consent of such Excepted Holder at any time, or (2) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder. No Excepted Holder Limit shall be reduced to a percentage that is less than the Aggregate Share Ownership Limit.

(h) INCREASE OR DECREASE IN AGGREGATE SHARE OWNERSHIP LIMIT. Subject to Section 5.9(ii)(a)(I)(B), the Board may from time to time increase the Aggregate Share Ownership Limit for one (1) or more Persons and decrease the Aggregate Share Ownership Limit for all other Persons; provided, however, that the decreased Aggregate Share Ownership Limit will not be effective for any Person whose percentage ownership of Capital Stock is in excess of such decreased Aggregate Share Ownership Limit until such time as such Person’s percentage of Capital Stock equals or falls below the decreased Aggregate Share Ownership Limit, but any further acquisition of Capital Stock in excess of such percentage ownership of Capital Stock will be in violation of the Aggregate Share Ownership Limit; and provided, further, that the new Aggregate Share Ownership Limit would not allow five or fewer Persons to Beneficially Own or Constructively Own more than 49.9% in value of the outstanding shares of Capital Stock.

(i) NOTICE TO STOCKHOLDERS UPON ISSUANCE OR TRANSFER. Upon issuance or Transfer of shares of Capital Stock prior to the Restriction Termination Date, the Company shall provide the recipient with a notice containing information about the shares of Capital Stock purchased or otherwise Transferred, in lieu of issuance of a share certificate, in a form substantially similar to the following:

Exhibit A-12

The securities of Lightstone Real Estate Income Trust Inc. (the “Company”) are subject to restrictions on Beneficial and Constructive Ownership and Transfer for the purpose, among others, of the Company’s maintenance of its status as a real estate investment trust under the Internal Revenue Code of 1986, as amended (the “Code”). Subject to certain further restrictions and except as expressly provided in the Company’s charter, (i) no Person may Beneficially or Constructively Own shares of Capital Stock in excess of 9.8% in value of the aggregate of the outstanding shares of Capital Stock or 9.8% (in value or in number of shares, whichever is more restrictive) of any class or series of shares of Capital Stock unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (ii) no Person may Beneficially or Constructively Own shares of Capital Stock that would result in the Company being “closely held” under Section 856(h) of the Code or otherwise cause the Company to fail to qualify as a REIT; and (iii) any Transfer of shares of Capital Stock that, if effective, would result in the Capital Stock being Beneficially Owned by fewer than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio and the intended transferee shall acquire no rights in such shares. Any Person who Beneficially or Constructively Owns or attempts to Beneficially or Constructively Own shares of Capital Stock which causes or will cause a Person to Beneficially or Constructively Own shares of Capital Stock in excess or in violation of the above limitations must immediately give written notice (or, in the case of an attempted transaction, give at least 15 days prior written notice) to the Company. If any of the restrictions on transfer or ownership as set forth in (i) and (ii) are violated, the shares of Capital Stock in excess or in violation of such limitations will be automatically Transferred to a Trustee of a Trust for the benefit of one (1) or more Charitable Beneficiaries. In addition, the Company may redeem shares upon the terms and conditions specified by the Board in its sole discretion if the Board determines that ownership or a Transfer or other event may violate the restrictions described in (i) and (ii). Furthermore, upon the occurrence of certain events, attempted Transfers in violation of the restrictions described above may be void ab initio. All capitalized terms in this notice have the meanings defined in the Company’s charter, as the same may be amended from time to time, a copy of which, including the restrictions on transfer and ownership, will be furnished to each holder of Capital Stock on request and without charge. Requests for such a copy may be directed to the secretary of the Company at its principal office.

(j) NON-COMPLIANT TENDER OFFERS. No Stockholder may Transfer any shares of stock held by such Stockholder to a Person making a Non-Compliant Tender Offer unless such Stockholder shall have first offered such shares of stock to the Company, at a price equal to the greater of: (i) the Non-Compliant Tender Offer price and (ii) the following price, as applicable: (A) if the Company has an effective Share Repurchase Program at the time of such Non-Compliant Tender Offer, the price at which such shares would be able to be repurchased pursuant to the Share Repurchase Program, (B) if the Company does not have an effective Share Repurchase Program at the time of such Non- Compliant Tender Offer and it has not yet determined a net asset value per share, the price at which such shares would have been able to be repurchased pursuant to the Share Repurchase Program immediately prior to the suspension or termination of the Share Repurchase Program, or (C) if the Company does not have an effective Share Repurchase Program at the time of such Non-Compliant Tender Offer and it has determined a net asset value per share, a price equal to net asset value per share at such time as determined by the Board.

(iii)     TRANSFER OF SHARES IN TRUST.

(a) OWNERSHIP IN TRUST. Upon any purported Transfer or other event described in Section 5.9(ii)(a)(II) that would result in a Transfer of shares of Capital Stock to a Trust, such shares shall be Transferred to the Trustee as trustee of a Trust for the exclusive benefit of one (1) or more Charitable Beneficiaries. Such Transfer to the Trustee shall be effective as of the close of business on the Business Day prior to the purported Transfer or other event that results in the Transfer to the Trust pursuant to Section 5.9(ii)(a)(II). The Trustee shall be appointed by the Company and shall be a Person unaffiliated with the Company and any Prohibited Owner. Each Charitable Beneficiary shall be designated by the Company as provided in Section 5.9(iii)(f).

Exhibit A-13

(b) STATUS OF SHARES HELD BY THE TRUSTEE. Shares of Capital Stock held by the Trustee shall be issued and outstanding shares of Capital Stock. The Prohibited Owner shall have no rights in the shares held in trust by the Trustee. The Prohibited Owner shall not benefit economically from ownership of any shares held in trust by the Trustee, shall have no rights to dividends or other Distributions and shall not possess any rights to vote or other rights attributable to the shares held in the Trust.

(c) DIVIDEND AND VOTING RIGHTS. The Trustee shall have all voting rights and rights to dividends or other Distributions with respect to shares of Capital Stock held in the Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or other Distribution paid prior to the discovery by the Company that the shares have been Transferred to the Trustee shall be paid by the recipient of such dividend or other Distribution to the Trustee upon demand and any dividend or other Distribution authorized but unpaid shall be paid when due to the Trustee. Any dividend or other Distribution so paid to the Trustee shall be held in trust for the Charitable Beneficiary. The Prohibited Owner shall have no voting rights with respect to shares held in the Trust and, subject to Maryland law, effective as of the date that the shares have been Transferred to the Trustee, the Trustee shall have the authority (at the Trustee’s sole discretion) (i) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Company that the shares have been Transferred to the Trustee and (ii) to recast such vote in accordance with the desires of the Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Company has already taken irreversible corporate action, then the Trustee shall not have the authority to rescind and recast such vote. Notwithstanding the provisions of this Section 5.9, until the Company has received notification that shares have been Transferred into a Trust, the Company shall be entitled to rely on its stock Transfer and other stockholder records for purposes of preparing lists of Stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes and determining the other rights of Stockholders.

(d) SALE OF SHARES BY TRUSTEE. Within twenty (20) days of receiving notice from the Company that shares of Capital Stock have been Transferred to the Trust, the Trustee shall sell the shares held in the Trust to a Person, designated by the Trustee, whose ownership of the shares will not violate the ownership limitations set forth in Section 5.9(ii)(a)(I) or (II). Upon such sale, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section 5.9(iii)(d). The Prohibited Owner shall receive the lesser of (1) the price paid by the Prohibited Owner for the shares or, if the Prohibited Owner did not give value for the shares in connection with the event causing the shares to be held in the Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the shares on the day of the event causing the shares to be held in the Trust and (2) the price received by the Trustee from the sale or other disposition of the shares held in the Trust. The Trustee may reduce the amount payable to the Prohibited Owner by the amount of dividends and other Distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Trustee pursuant to Section 5.9(iii)(c). Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary. If, prior to the discovery by the Company that shares of Capital Stock have been Transferred to the Trustee, such shares are sold by a Prohibited Owner, then (i) such shares shall be deemed to have been sold on behalf of the Trust and (ii) to the extent that the Prohibited Owner received an amount for such shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 5.9, such excess shall be paid to the Trustee upon demand.

(e) PURCHASE RIGHT IN STOCK TRANSFERRED TO THE TRUSTEE. Shares of Capital Stock Transferred to the Trustee shall be deemed to have been offered for sale to the Company, or its designee, at a price per share equal to the lesser of (i) the price per share in the transaction that resulted in such Transfer to the Trust (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) and (ii) the Market Price on

Exhibit A-14

the date the Company, or its designee, accepts such offer. The Company may reduce the amount payable to the Prohibited Owner by the amount of dividends and other Distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Trustee pursuant to Section 5.9(iii)(c). The Company may pay the amount of such reduction to the Trustee for the benefit of the Charitable Beneficiary. The Company shall have the right to accept such offer until the Trustee has sold the shares held in the Trust pursuant to Section 5.9(iii)(d). Upon such a sale to the Company, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner.

(f) DESIGNATION OF CHARITABLE BENEFICIARIES. By written notice to the Trustee, the Company shall designate one (1) or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Trust such that (i) the shares of Capital Stock held in the Trust would not violate the restrictions set forth in Section 5.9(ii)(a)(I) or (II) in the hands of such Charitable Beneficiary and (ii) each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1) (A), 2055 and 2522 of the Code.

SECTION 5.10     SETTLEMENTS. Nothing in Section 5.9 shall preclude the settlement of any transaction entered into through the facilities of any national securities exchange or automated inter-dealer quotation system. The fact that the settlement of any transaction occurs shall not negate the effect of any provision of Sections 5.9, and any transfer in such a transaction shall be subject to all the provisions and limitations set forth in Section 5.9.

SECTION 5.11     SEVERABILITY. If any provision of Section 5.9 or any application of any such provision is determined to be void, invalid or unenforceable by any court having jurisdiction over the issue, the validity and enforceability of the remaining provisions of Section 5.9 shall not be affected and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court.

SECTION 5.12     ENFORCEMENT. The Company is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of Section 5.9.

SECTION 5.13     NON-WAIVER. No delay or failure on the part of the Company or the Board in exercising any right hereunder shall operate as a waiver of any right of the Company or the Board, as the case may be, except to the extent specifically waived in writing.

SECTION 5.14     REPURCHASE OF SHARES. The Board may establish, from time to time, a program or programs by which the Company voluntarily repurchases shares of Capital Stock from its Stockholders (a “Share Repurchase Program”); provided, however, that such repurchase does not impair the capital or operations of the Company. The Sponsor, the Advisor, the Directors or any Affiliates thereof may not receive any fees arising out of the repurchase of stock by the Company.

SECTION 5.15     DISTRIBUTION REINVESTMENT PLANS. The Board may establish, from time to time, a Distribution reinvestment plan or plans (each, a “Reinvestment Plan”). Under any such Reinvestment Plan, (i) all material information regarding Distributions to the Stockholders and the effect of reinvesting such Distributions, including the tax consequences thereof, shall be provided to the Stockholders not less often than annually and (ii) each Stockholder participating in such Reinvestment Plan shall have a reasonable opportunity to withdraw from the Reinvestment Plan not less often than annually after receipt of the information required in clause (i).

SECTION 5.16     PREEMPTIVE AND APPRAISAL RIGHTS. Except as may be provided by the Board in setting the terms of classified or reclassified shares of Capital Stock pursuant to Section 5.4 or as may otherwise be provided by contract approved by the Board, no holder of Capital Stock shall, as such holder, have any preemptive right to purchase or subscribe for any additional shares of Capital Stock or any other Security of the Company which it may issue or sell. Holders of Capital Stock shall not be entitled to exercise any rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the MGCL or any successor statute unless the Board, upon the affirmative vote of a majority of the Board, shall determine that such rights apply, with respect to all or any classes or series of stock, to one (1) or more transactions occurring after the date of such determination in connection with which holders of such shares would otherwise be entitled to exercise such rights.

Exhibit A-15

ARTICLE VI.
BOARD OF DIRECTORS

SECTION 6.1     NUMBER OF DIRECTORS. The business and affairs of the Company shall be managed under the direction of the Board of Directors. The number of Directors of the Company (the “Directors”) shall be three, which number may be increased or decreased from time to time pursuant to the Bylaws; provided, however, that the number of Directors shall not be fewer than three nor greater than ten. From and after the Commencement of the Initial Public Offering, a majority of the Board will be Independent Directors except for a period of up to sixty (60) days after the death, removal or resignation of an Independent Director pending the election of such Independent Director’s successor. The Company elects, at such time as it becomes eligible to make the election provided for under Section 3-804(c) of the MGCL, except as may be provided by the Board in setting the terms of any class or series of Preferred Shares, that any and all vacancies on the Board, may be filled only by the affirmative vote of a majority of the remaining Directors in office, even if the remaining Directors do not constitute a quorum, and any Director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which such vacancy occurred. Notwithstanding the foregoing sentence, Independent Directors shall nominate replacements for vacancies among the Independent Directors’ positions. No reduction in the number of Directors shall cause the removal of any Director from office prior to the expiration of his term. For the purposes of voting for Directors, each Share may be voted for as many individuals as there are Directors to be elected and for whose election the Share is entitled to be voted. Cumulative voting for Directors is prohibited.

The names of the three Directors who shall serve on the Board until the next annual meeting of the Stockholders and until their successors are duly elected and qualify, subject to an increase in the number of Directors prior to the first annual meeting of the Stockholders, are:

David Lichtenstein
Michael J. DeMarco
Steven Spinola

or such other Directors as elected or appointed in accordance with this Charter and the Bylaws.

SECTION 6.2     EXPERIENCE. Each Director shall have at least three years of relevant experience demonstrating the knowledge and experience required to successfully originate, acquire and manage the type of assets being originated, acquired and managed by the Company. At least one (1) of the Independent Directors shall have three years of relevant real estate experience, and at least one (1) of the Independent Directors shall be a financial expert with at least three years of relevant finance experience.

SECTION 6.3     COMMITTEES. Subject to the MGCL, the Board may establish such committees as it deems appropriate, in its discretion, provided that the majority of the members of each committee are Independent Directors. Any Audit Committee established by the Board shall be composed solely of Independent Directors.

SECTION 6.4     TERM. Each Director shall hold office for one (1) year, until the next annual meeting of Stockholders and until his successor is duly elected and qualifies. Directors may be elected to an unlimited number of successive terms.

SECTION 6.5     FIDUCIARY OBLIGATIONS. The Directors serve in a fiduciary capacity to the Company and have a fiduciary duty to the Stockholders, including a specific fiduciary duty to supervise the relationship of the Company with the Advisor.

SECTION 6.6     RESIGNATION, REMOVAL OR DEATH. Any Director may resign by delivering his resignation to the Board, the Chairman of the Board, the chief executive officer or the Secretary. Any resignation shall take effect immediately upon its receipt or at such later time specified in the resignation. Any Director or the entire Board may be removed from office with or without cause, by the affirmative vote of the holders of not less than a majority of the Shares then outstanding and entitled to vote generally in the election of Directors, subject to the rights of any Preferred Shares to elect or remove such Directors.

Exhibit A-16

ARTICLE VII.
POWERS OF THE BOARD OF DIRECTORS

SECTION 7.1     GENERAL. The business and affairs of the Company shall be managed under the direction of the Board. In accordance with the policies on investments and borrowing set forth in this Article VII and Article IX, the Board shall monitor the administrative procedures, investment operations and performance of the Company and the Advisor to assure that such policies are carried out. The Board may take any action that, in its sole judgment and discretion, is necessary or desirable to conduct the business of the Company. The Charter shall be construed with a presumption in favor of the grant of power and authority to the Board. Any construction of the Charter or determination made by the Board concerning its powers and authority hereunder shall be conclusive. The enumeration and definition of particular powers of the Board included in this Article VII shall in no way be limited or restricted by reference to or inference from the terms of this or any other provision of the Charter or construed or deemed by inference or otherwise in any manner to exclude or limit the powers conferred upon the Board under the general laws of the State of Maryland as now or hereafter in force.

SECTION 7.2     AUTHORIZATION BY BOARD OF STOCK ISSUANCE. The Board may authorize the issuance from time to time of shares of stock of any class or series, whether now or hereafter authorized, or securities or rights convertible into shares of stock of any class or series, whether now or hereafter authorized, for such consideration as the Board may deem advisable (including as compensation for the Independent Directors or without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in the Charter or the Bylaws; provided that the issuance of Preferred Shares shall be approved by a majority of the Independent Directors not otherwise interested in the transaction, who shall have access, at the Company’s expense, to the Company’s legal counsel or to independent legal counsel.

SECTION 7.3     FINANCINGS. The Board shall have the power and authority to borrow or, in any other manner, raise money for the purposes and on the terms it determines, which terms may (i) include evidencing the same by issuance of Securities of the Company and (ii) have such provisions as the Board may determine (a) to reacquire such Securities; (b) to enter into other contracts or obligations on behalf of the Company; (c) to guarantee, indemnify or act as surety with respect to payment or performance of obligations of any Person; and (d) to mortgage, pledge, assign, grant security interests in or otherwise encumber the Company’s assets to secure any such Securities of the Company, contracts or obligations (including guarantees, indemnifications and suretyships); and to renew, modify, release, compromise, extend, consolidate or cancel, in whole or in part, any obligation to or of the Company or participate in any reorganization of obligors to the Company.

SECTION 7.4     REIT QUALIFICATION. If the Company elects to qualify for federal income tax treatment as a REIT, the Board shall use its reasonable best efforts to take such actions as are necessary or appropriate to preserve the status of the Company as a REIT; however, if the Board determines that it is no longer in the best interests of the Company to attempt to, or continue to qualify as a REIT, the Board may revoke or otherwise terminate the Company’s REIT election pursuant to Section 856(g) of the Code. The Board also may determine that compliance with any restriction or limitation on stock ownership and transfers set forth in Section 5.9 of Article V is no longer required for REIT qualification.

SECTION 7.5     DETERMINATIONS BY BOARD. The determination as to any of the following matters, made by or pursuant to the direction of the Board consistent with the Charter, shall be final and conclusive and shall be binding upon the Company and every Stockholder: the amount of the net income of the Company for any period and the amount of assets at any time legally available for the payment of dividends, redemption of shares or the payment of other Distributions on shares; the amount of paid-in surplus, net assets, other surplus, annual or other cash flow, funds from operations, adjusted or modified funds from operations, net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); any interpretation or resolution of any ambiguity with respect to any provision of the Charter (including any of the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or other Distributions, qualifications or terms or conditions of redemption of any shares of any class or series of stock) or the Bylaws; the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Company or any shares of stock; the number of shares of stock of any class of the Company; any matter relating to the origination, acquisition, holding and disposition of any assets by the

Exhibit A-17

Company; the application of any provision of the Charter or Bylaws in the case of any ambiguity, including, without limitation: (i) any provision of the definitions of any of the following: Affiliate, Independent Director and Sponsor, (ii) which amounts paid to the Advisor or its Affiliates are asset-level expenses connected with the ownership of Real Estate-related assets, loans or other property, (iii) which expenses are excluded from the definition of Total Operating Expenses and (iv) whether expenses qualify as Organization and Offering Expenses; any interpretation of the terms and conditions of one or more agreements with any Person; any conflict between the MGCL; or any other matter relating to the business and affairs of the Company or required or permitted by applicable law, the Charter or Bylaws or otherwise to be determined by the Board; provided, however, that any determination by the Board as to any of the preceding matters shall not render invalid or improper any action taken or omitted prior to such determination and no Director shall be liable for making or failing to make such a determination.;

SECTION 7.6     STOCKHOLDER CONCURRENCE REQUIRED. Notwithstanding the foregoing, without concurrence of a majority of the outstanding shares of stock entitled to vote thereon, the Board may not (i) amend the Charter, except for amendments that do not adversely affect the rights, preferences and privileges of Stockholders (including amendments to provisions relating to Director qualifications, fiduciary duty, liability and indemnification, conflicts of interest, investment policies or investment restrictions), (ii) sell all or substantially all the Company’s assets other than in the ordinary course of the Company’s business or as otherwise permitted by law, (iii) cause the merger or similar reorganization of the Company except as permitted by law or (iv) dissolve or liquidate the Company, other than before the Company’s initial making of an Investment.

SECTION 7.7     VOTE OF MAJORITY OF INDEPENDENT DIRECTORS REQUIRED. Notwithstanding the foregoing, a majority of the Independent Directors must approve matters relating to: (i) the requirement that a majority of Directors and of Independent Directors review and ratify the Charter at or before the first meeting of the Board; (ii) the duty of the Board to establish written policies on investments and borrowing and to monitor the administrative procedures, investment operations and performance of the Company and the Advisor to assure that such policies are carried out; (iii) the Company’s minimum capitalization; (iv) the Advisory Agreement; (v) liability and indemnification; (vi) the reasonableness of the Company’s fees and expenses; (vii) limitations on Organization and Offering Expenses; (viii) limitations on Acquisition Fees and Acquisition Expenses; (ix) limitations on Total Operating Expenses; (x) limitations on commissions on the resale of Investments; (xi) limitations on incentive fees; (xii) Advisor compensation; (xiii) the Independent Directors’ periodic duty to review the Company’s investment policies; (xiv) the authority of a majority of the Independent Directors to select an Independent Valuer to determine the fair market value that the Company pays for Investments that it originates or acquires both (a) when a majority of the Independent Directors determines to appoint an Independent Valuer to determine fair market value in connection with any origination or acquisition by the Company and (b) whenever the Company acquires an Investment from the Advisor, the Directors, the Sponsor or their respective Affiliates; (xv) the restrictions and procedures contained herein relating to meetings of Stockholders; (xvi) the authority of holders of a majority of Shares present in person or by proxy at an annual meeting at which a quorum is present, without the necessity for concurrence by the Board, to vote to elect the Directors; (xvii) those requirements of any Reinvestment Plan that the Board establishes, relating to periodic distribution of certain material information to Stockholders and opportunity for participating Stockholders to withdraw; (xviii) the adoption of a Plan of Liquidation or a postponement thereof; and (xix) the requirement that a majority of Independent Directors must approve matters relating to the duties and restrictions enumerated in this Section 7.7.

ARTICLE VIII.
ADVISOR

SECTION 8.1     APPOINTMENT AND INITIAL INVESTMENT OF ADVISOR. The Board is responsible for setting the general policies of the Company and for the general supervision of its business conducted by officers, agents, employees, advisors or independent contractors of the Company. However, the Board is not required personally to conduct the business of the Company, and it may (but need not) appoint, employ or contract with any Person (including a Person Affiliated with any Director) as an Advisor and may grant or delegate such authority to the Advisor as the Board may, in its sole discretion, deem necessary or desirable. The term of retention of any Advisor shall not exceed one (1) year, although there is no limit to the number of times that a particular Advisor may be retained. The Sponsor or its Affiliates have made an Initial Investment of $200,000 in the Company. The Sponsor or any such Affiliate may not sell the Initial Investment while the Sponsor of any of its Affiliates remains a Sponsor but may transfer the Initial Investment to other Affiliates of the Sponsor.

Exhibit A-18

SECTION 8.2     SUPERVISION OF ADVISOR. The Board shall evaluate the performance of the Advisor before entering into or renewing an Advisory Agreement, and the criteria used in such evaluation shall be reflected in the minutes of the meetings of the Board. The Board may exercise broad discretion in allowing the Advisor to administer and regulate the operations of the Company, to act as agent for the Company, to execute documents on behalf of the Company and to make executive decisions that conform to general policies and principles established by the Board. The Board shall monitor the Advisor to assure that the administrative procedures, operations and programs of the Company are in the best interests of the Stockholders and are fulfilled. The Independent Directors are responsible for reviewing the total fees and expenses of the Company at least annually or with sufficient frequency to determine that the expenses incurred are reasonable in light of the investment performance of the Company, its Net Assets, its Net Income and the fees and expenses of other comparable unaffiliated REITs. Each such determination shall be reflected in the minutes of the meetings of the Board. The Independent Directors also will be responsible for reviewing, from time to time and at least annually, the performance of the Advisor and determining that compensation to be paid to the Advisor is reasonable in relation to the nature and quality of services performed. The Independent Directors shall also supervise the performance of the Advisor and the compensation paid to the Advisor by the Company in order to determine that the provisions of the Advisory Agreement are being carried out. The Independent Directors shall consider all factors that they deem relevant, and the findings of the Independent Directors on each of the factors considered shall be recorded in the minutes of the Board. The Board shall determine whether any successor Advisor possesses sufficient qualifications to perform the advisory function for the Company and whether the compensation provided for in its contract with the Company is justified.

SECTION 8.3     FIDUCIARY OBLIGATIONS. The Advisor shall have a fiduciary responsibility and duty to the Company and to the Stockholders.

SECTION 8.4     AFFILIATION AND FUNCTIONS. The Board, by resolution or in the Bylaws, may provide guidelines, provisions or requirements concerning the affiliation and functions of the Advisor.

SECTION 8.5     TERMINATION. Either a majority of the Independent Directors or the Advisor may terminate the Advisory Agreement on sixty days’ written notice without cause or penalty, and, in such event, the Advisor will cooperate with the Company and the Board in making an orderly transition of the advisory function.

SECTION 8.6     DISPOSITION FEE ON SALE OF INVESTMENTS. The Company may pay the Advisor or any of its Affiliates a disposition fee upon Sale of one (1) or more Investments, in an amount equal to three percent (3%) of the sales price of such Investment or Investments. Payment of such fee may be made only if the Advisor or Affiliate provides a substantial amount of services in connection with the Sale of an Investment or Investments, as determined by a majority of the Independent Directors. In addition, the amount paid when added to all other fees paid to unaffiliated parties in connection with such Sale shall not exceed the lesser of the Competitive Real Estate Commission or an amount equal to six percent (6%) of the sales price of such Investment or Investments.

SECTION 8.7     INCENTIVE FEES. The Company may pay the Advisor or its Affiliates an interest in the gain from the Sale of Investments, for which full consideration is not paid in cash or property of equivalent value, provided the amount or percentage of such interest is reasonable. Such an interest in gain from the Sale of Investments shall be considered presumptively reasonable if it does not exceed fifteen percent (15%) of the balance of such net proceeds remaining after payment to Stockholders, in the aggregate, of an amount equal to one hundred percent (100%) of Invested Capital, plus an amount equal to eight percent (8%) of the Invested Capital per annum cumulative. In the case of multiple Advisors, such Advisor and any of their Affiliates shall be allowed such fees provided such fees are distributed by a proportional method reasonably designed to reflect the value added to the Investments by each respective Advisor or any Affiliate thereof.

SECTION 8.8     ORGANIZATION AND OFFERING EXPENSES LIMITATION. The Company shall reimburse the Advisor and its Affiliates for Organization and Offering Expenses incurred by the Advisor or its Affiliates; provided, however, that the total amount of all Organization and Offering Expenses shall be reasonable and shall in no event exceed fifteen percent (15%) of the Gross Proceeds of each Offering.

SECTION 8.9     ACQUISITION FEES. The Company may pay the Advisor and its Affiliates fees for the review and evaluation of potential Investments; provided, however, that the total of all Acquisition Fees and Acquisition Expenses shall be reasonable, and shall not exceed an amount equal to five percent (5%) of the Funding

Exhibit A-19

Amount; provided further, however, that a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in the transaction may approve fees and expenses in excess of these limits if they determine the transaction to be commercially competitive, fair and reasonable to the Company.

SECTION 8.10     ANNUAL SUBORDINATED PERFORMANCE FEE. Subject to Section 8.7, the Company may pay the Advisor an Annual Subordinated Performance Fee (“Annual Subordinated Performance Fee”) calculated on the basis of the Company’s annual return to holders of Common Shares, payable annually in arrears, for any year in which holders of Common Shares receive payment of an eight percent (8%) annual cumulative, pre-tax, non-compounded return on their respective pro rata shares of Invested Capital, in an amount equal to fifteen percent (15%) of the amount in excess of such eight percent (8%) annual return; provided, however, that the Annual Subordinated Performance Fee shall not exceed ten percent (10%) of the aggregate return paid to holders of Common Shares for the applicable year; provided further, however, that the Annual Subordinated Performance Fee will not be paid unless and until holders of Common Shares receive a return of their respective pro rata shares of Invested Capital. The Annual Subordinated Performance Fee shall be payable only from Net Sales Proceeds.

SECTION 8.11     REIMBURSEMENT FOR TOTAL OPERATING EXPENSES. The Company may reimburse the Advisor, at the end of each fiscal quarter, for Total Operating Expenses incurred by the Advisor; provided, however, that the Company shall not reimburse the Advisor at the end of any fiscal quarter for Total Operating Expenses that, in the four consecutive fiscal quarters then ended, exceed the greater of two percent (2%) of Average Invested Assets or twenty-five percent (25%) of Net Income (the “2%/25% Guidelines”) for such year. The Independent Directors shall have the fiduciary responsibility of limiting Total Operating Expenses to amounts that do not exceed the 2%/25% Guidelines unless they have made a finding that, based on such unusual and non-recurring factors that they deem sufficient, a higher level of expenses (an “Excess Amount”) is justified. Any such finding and the reasons in support thereof shall be reflected in the minutes of the meetings of the Board. Within sixty (60) days after the end of any fiscal quarter of the Company for which there is an Excess Amount which the Independent Directors conclude was justified and reimbursable to the Advisor, there shall be sent to the Stockholders a written disclosure of such fact, together with an explanation of the factors the Independent Directors considered in determining that such Excess Amount was justified. If the Independent Directors do not determine that excess expenses are justified, the Advisor shall reimburse the Company at the end of the twelve month period the amount by which the annual expenses paid or incurred by the Company exceeded the 2%/25% Guidelines.

SECTION 8.12     REIMBURSEMENT LIMITATION. The Company shall not reimburse the Advisor or its Affiliates for services for which the Advisor or its Affiliates are entitled to compensation in the form of a separate fee.

ARTICLE IX.
INVESTMENT OBJECTIVES AND LIMITATIONS

SECTION 9.1     REVIEW OF OBJECTIVES. The Independent Directors shall review the investment policies of the Company with sufficient frequency (not less often than annually) to determine that the policies being followed by the Company are in the best interests of the Stockholders. Each such determination and the basis therefor shall be set forth in the minutes of the meetings of the Board.

SECTION 9.2 CERTAIN PERMITTED INVESTMENTS.

(i)     The Company may make Investments.

(ii)    Subject to the provisions of Section 9.3, the Company may invest in equity securities.

SECTION 9.3     INVESTMENT LIMITATIONS. In addition to other investment restrictions imposed by the Board from time to time, consistent with the Company’s objective of qualifying as a REIT, the following shall apply to the Company’s investments:

(i) Not more than ten percent (10%) of the Company’s total assets shall be invested in Unimproved Real Property or mortgage loans on Unimproved Real Property.

Exhibit A-20

(ii) The Company shall not invest in commodities or commodity future contracts. This limitation is not intended to apply to futures contracts, when used solely for hedging purposes in connection with the Company’s ordinary business of investing in Real Estate-related assets and Mortgages.

(iii) Except for those Mortgages insured or guaranteed by a government or government agency, the Company shall not invest in or make any Mortgage, unless an appraisal is obtained concerning the underlying property. In a transaction in which a majority of the Independent Directors so determine, and in any transaction with the Advisor, the Sponsor, any Director or any Affiliate thereof, such appraisal will be obtained from an independent appraiser concerning the underlying property. Such appraisal shall be maintained in the Company’s records for at least five (5) years and shall be available for inspection and duplication by any holder of Common Shares for a reasonable charge. In addition to the appraisal, a mortgagee’s or owner’s title insurance policy or commitment as to the priority of the Mortgage or condition of the title must be obtained.

(iv) The Company shall not make or invest in any Mortgage, including a construction loan, on any one (1) property if the aggregate amount of all mortgage loans outstanding on the property, including the loans of the Company, would exceed an amount equal to eighty-five percent (85%) of the appraised value of the property as determined by appraisal, unless substantial justification exists because of the presence of other underwriting criteria. For purposes of this subsection, the “aggregate amount of all mortgage loans outstanding on the property, including the loans of the Company” shall include all interest (excluding contingent participation in income and/or appreciation in value of the mortgaged property), the current payment of which may be deferred pursuant to the terms of such loans, to the extent that deferred interest on each loan exceeds five percent (5%) per annum of the principal balance of the loan.

(v) The Company shall not invest in indebtedness secured by a mortgage on Real Property which is subordinate to liens or other indebtedness or equity interests of the Advisor, the Sponsor, any Director or any Affiliate of the Company.

(vi) The Company shall not issue (A) equity Securities redeemable solely at the option of the holder (except that Stockholders may offer their Common Shares to the Company pursuant to any Share Repurchase Program adopted by the Board on terms outlined in the Prospectus relating to any Offering, as such plan is thereafter amended in accordance with its terms); (B) debt Securities unless the historical debt service coverage (in the most recently completed fiscal year) as adjusted for known changes is sufficient to properly service that higher level of debt; (C) equity Securities on a deferred payment basis or under similar arrangements; (D) options or warrants to purchase shares of Capital Stock to the Advisor, the Directors, the Sponsor or any Affiliate thereof except on the same terms as such options or warrants, if any, are sold to the general public; or (E) equity securities that are assessable after the receipt of the consideration for which the Board authorized their issuance. The foregoing restrictions shall not prevent the Company from issuing options or warrants to the Advisor, the Directors, the Sponsor or any Affiliate thereof at exercise prices not less than the fair market value of the underlying Securities on the date of grant and for consideration (which may include services) that in the judgment of the Independent Directors has a market value not less than the value of such option or warrant on the date of grant. Options or warrants issuable to the Advisor, the Directors, the Sponsor or any Affiliate thereof shall not exceed ten percent (10%) of the outstanding Shares on the date of grant. The voting rights per Share (other than any publicly held Share) sold in a private offering shall not exceed the voting rights which bear the same relationship to the voting rights of a publicly held Share as the consideration paid to the Company for each privately offered Share bears to the book value of each outstanding publicly held Share.

(vii) A majority of the Directors or a majority of the members of a duly authorized committee of the Board shall authorize the consideration to be paid for an Investment, ordinarily based on the fair market value of the Investment. If a majority of the Independent Directors on the Board or such duly authorized committee determine, or if the Investment is acquired from the Advisor, a

Exhibit A-21

Director, the Sponsor or their Affiliates, such fair market value shall be determined by an Independent Valuer selected by such Independent Directors. The Advisor may originate or acquire an Investment on behalf of the Company without seeking the prior written consent of the Board if and to the extent that:

(a) The aggregate purchase price of such Investment (other than an Investment acquired from the Advisor, a Director, the Sponsor or their Affiliates, in which case the approval of the Independent Directors will be required) is less than $15,000,000;

(b) The origination or acquisition of such Investment would not, if consummated, violate or conflict with the investment guidelines of the Company as set forth in the Company’s Prospectus as filed with the Securities and Exchange Commission;

(c) The origination or acquisition of such Investment would not, if consummated, violate the limitations on borrowing contained in Section 9.3(xvii); and

(d) The consideration to be paid for such Investment does not exceed the fair market value of such Investment, as determined by an Independent Valuer selected in good faith by the Advisor and acceptable to the Independent Directors.

(viii) The Company will continually review its investment activity to attempt to ensure that it is not classified as an “investment company” under the Investment Company Act of 1940, as amended.

(ix) The Company will not make any Investment that the Company believes will be inconsistent with its objectives of qualifying and remaining qualified as a REIT unless and until the Board determines, in its sole discretion, that REIT qualification is not in the best interests of the Company.

(x) The Company shall not invest in real estate contracts of sale unless such contracts are in recordable form and appropriately recorded in the chain of title.

(xi) The Company will not, directly or indirectly, including through any subsidiary, extend or maintain credit, arrange for the extension of credit, or renew an extension of credit, in the form of a personal loan to or for any of the Directors or any of the Company’s executive officers.

(xii) The Company will not invest in any equity securities (including any preferred equity securities) of another entity, unless (A) such equity securities are of a REIT or other real estate operating company; (B) such equity securities are traded on a national securities exchange (which category does not include equity securities that are included for quotation on an inter-dealer quotation system); or (C) a majority of Directors not otherwise interested in the transaction, including a majority of Independent Directors not otherwise interested in the transaction, approves the transaction as being fair, competitive and commercially reasonable. Investments in entities Affiliated with the Advisor, the Sponsor, any Director, or any of their Affiliates shall be subject to the restrictions on joint venture investments set forth in Section 10.3(iii).

(xiii) The Company shall not engage in any short sale.

(xiv) The Company shall not engage in trading, as opposed to investment activities.

(xv) The Company shall not engage in underwriting activities or distribute, as agent, securities issued by others.

(xvi) The Company shall not invest in foreign currency or bullion.

(xvii) The aggregate amount of borrowing shall not exceed three hundred percent (300%) of the Company’s Net Assets as of the date of the borrowing, which is generally expected to be approximately seventy-five percent (75%) of the cost of the Company’s Investments, unless the excess is approved by a majority of the Independent Directors and disclosed to the Stockholders in the Company’s next quarterly report to Stockholders following such borrowing along with justification for such excess. This limitation, however, shall not apply to individual Investments.

Exhibit A-22

(xviii) The Company shall not acquire securities in any entity holding investments or engaging in activities prohibited by the restrictions on investments set forth in the foregoing clauses (i) through (xvii) of this Section 9.3.

ARTICLE X.
CONFLICTS OF INTEREST

SECTION 10.1     SALES TO THE COMPANY. The Company may purchase Investments from the Sponsor, the Advisor, a Director or any Affiliate thereof upon a finding by a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction (i) that such transaction is fair and reasonable to the Company and (ii) that such transaction is at a price to the Company no greater than the cost of the Investment to such Sponsor, Advisor, Director or Affiliate or, if the price to the Company is in excess of such cost, substantial justification exists for the excess and the excess is reasonable. In no event shall the purchase price paid by the Company for any such Investment exceed the Investment’s current value as determined by an Independent Valuer.

SECTION 10.2     SALES TO THE SPONSOR, ADVISOR, DIRECTORS OR AFFILIATES. An Advisor, the Sponsor, a Director or any Affiliate thereof may only purchase Investments from the Company if a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction determine that the transaction is fair and reasonable to the Company.

SECTION 10.3     OTHER TRANSACTIONS.

(i) The Company shall not engage in any other transaction with the Sponsor, a Director, the Advisor or any Affiliates thereof unless a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such transaction approve such transaction as fair and reasonable to the Company and on terms and conditions not less favorable to the Company than those available from unaffiliated third parties.

(ii) The Company shall not make loans to the Sponsor, the Advisor, a Director or any Affiliates thereof except Mortgages pursuant to Section 9.3(iii) or loans to wholly owned subsidiaries of the Company. The Sponsor, the Advisor, the Directors and any Affiliates thereof shall not make loans to the Company, or to Joint Ventures, unless approved by a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such transaction as fair, competitive, and commercially reasonable, and no less favorable to the Company than comparable loans between unaffiliated parties.

(iii) The Company may enter into Joint Ventures with the Sponsor, the Advisor, a Director and any Affiliates thereof, provided that (a) a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction approves the transaction as being fair and reasonable to the Company and (b) the investment by the Company is on substantially the same terms as those received by other joint venturers.

SECTION 10.4     CONFLICT RESOLUTION PROCEDURES.

(a) Before the Advisor may take advantage of an investment opportunity for its own account or recommend it to others, the Advisor is obligated to present such opportunity to the Company if (i) such opportunity is compatible with the Company’s investment objectives and policies, (ii) such opportunity is of a character which could be taken by the Company, and (iii) the Company has the financial resources to take advantage of such opportunity.

(b) If an investment opportunity becomes available that is suitable for both the Company and a public or private entity with which the Advisor or its Affiliates are affiliated for which both entities have sufficient uninvested funds, and the requirements of Section 10.4(a) have been satisfied, then the entity that has had uninvested funds for the longest period of time will first be offered the investment opportunity. An investment opportunity will not be considered suitable for an entity if the 2%/25% Guidelines could not be satisfied if the entity were to make the investment. In determining whether or not an investment opportunity is suitable for more than one entity, the Board and the Advisor will examine such factors, among others, as the cash requirements of each entity, the effect of the origination or acquisition both on diversification of each entity’s investments, the policy of each entity

Exhibit A-23

relating to leverage, the anticipated cash flow of each entity, the income tax effects of the origination or acquisition to each entity, the size of the investment and the amount of funds available to each program and the length of time such funds have been available for investment. If a subsequent development, such as a delay in the closing of the origination or acquisition, causes any such investment, in the opinion of the Board and the Advisor, to be more appropriate for an entity other than the entity that committed to make the investment, then the Advisor may determine that the other entity affiliated with the Advisor or its Affiliates will make the investment. It shall be the duty of the Board, including the Independent Directors, to ensure that the method used by the Advisor for the allocation of investment opportunities among two or more affiliated programs seeking to originate or acquire similar types of Investments is applied fairly to the Company.

ARTICLE XI.
STOCKHOLDERS

SECTION 11.1     MEETINGS OF STOCKHOLDERS. There shall be an annual meeting of the Stockholders, to be held on such date and at such time and place as shall be determined by or in the manner prescribed in the Bylaws, at which the Directors shall be elected and any other proper business may be conducted. The annual meeting will be held upon reasonable notice on a date that is within a reasonable period of time following the distribution of the Company’s annual report to Stockholders, but not less than thirty (30) days after delivery of such report. The Directors, including the Independent Directors, shall take reasonable steps to ensure that such notice is provided. The holders of a majority of Shares entitled to vote, present in person or by proxy, at an annual meeting at which a quorum is present may, without the necessity for concurrence by the Board, vote to elect the Directors. Special meetings of Stockholders may be called in the manner provided in the Bylaws, including by the Chairman of the Board, the President, the Chief Executive Officer, a majority of the Directors or a majority of the Independent Directors, and shall be called by the Secretary of the Company to act on any matter that may properly be considered at a meeting of Stockholders upon written request of Stockholders entitled to cast not less than ten percent (10%) of all votes entitled to be cast on such matter at such meeting. The written request must be delivered in person or by mail and must state the purpose of the meeting and the matters proposed to be acted upon at the meeting. Within ten (10) days after receipt of such written request, either in person or by mail, the secretary of the Company shall provide all Stockholders with written notice, either in person or by mail, of such meeting and the purpose of such meeting. Simultaneously with the receipt of the request, the Company shall inform the Stockholders requesting the special meeting of the reasonably estimated cost of preparing and mailing a notice of the proposed meeting and request payment accordingly. Notwithstanding anything to the contrary herein, such meeting shall be held not less than fifteen (15) days nor more than sixty (60) days after the Secretary’s delivery of such notice. Subject to the foregoing sentence, if the meeting is called by written request of Stockholders as described in this Section 11.1, such meeting shall be held at the time and place specified in the Stockholders’ request; provided, however, that if none is so specified, such meeting shall be held at a time and place convenient to the Stockholders. If there are no Directors, the Secretary of the Company shall promptly call a special meeting of the Stockholders entitled to vote for the election of successor Directors. Any meeting may be adjourned and reconvened as the Board may determine or as otherwise provided in the Bylaws. Without the approval of a majority of the shares of stock entitled to vote on the matter, the Board may not (i) amend the Charter to materially and adversely affect the rights, preferences and privileges of the Stockholders; (ii) amend provisions of the Charter relating to director qualifications, fiduciary duties, liability and indemnification, conflicts of interest, investment policies or investment restrictions; (iii) liquidate or dissolve the Company other than before the initial making of an Investment; (iv) sell all or substantially all the Company’s assets other than in the ordinary course of business or as otherwise permitted by law; or (v) cause the merger or similar reorganization of the Company except as permitted by law.

SECTION 11.2     VOTING RIGHTS OF STOCKHOLDERS. Subject to the provisions of any class or series of shares of stock then outstanding and the mandatory provisions of any applicable laws or regulations, the Stockholders shall be entitled to vote only on the following matters: (a) election or removal of Directors, without the necessity for concurrence by the Board, as provided in Sections 6.1, 6.4, 6.6 and 11.1; (b) amendment of the Charter, without the necessity for concurrence by the Board unless Maryland law otherwise requires such concurrence, as provided in Article XIII; (c) dissolution of the Company, without the necessity for concurrence by the Board unless Maryland law otherwise requires such concurrence; (d) to the extent required under Maryland law, merger or consolidation of the Company or the sale or other disposition of all or substantially all the Company’s assets; and (e) such other matters with respect to which the Board has adopted a resolution declaring that a proposed action is

Exhibit A-24

advisable and directing that the matter be submitted to the Stockholders for approval or ratification. Except with respect to the foregoing matters, no action taken by the Stockholders at any meeting shall in any way bind the Board. Without the approval of a majority of the shares of stock entitled to vote on the matter, the Board may not (i) amend the Charter to materially and adversely affect the rights, preferences and privileges of the Stockholders; (ii) amend provisions of the Charter relating to director qualifications, fiduciary duties, liability and indemnification, conflicts of interest, investment policies or investment restrictions; (iii) liquidate or dissolve the Company other than before the initial making of an Investment; (iv) sell all or substantially all the Investments other than in the ordinary course of business or as otherwise permitted by law; or (v) cause the merger or similar reorganization of the Company except as permitted by law.

SECTION 11.3     EXTRAORDINARY ACTIONS. Notwithstanding any provision of law permitting or requiring any action to be taken or approved by the affirmative vote of the holders of shares of stock entitled to cast a greater number of votes, any such action shall be effective and valid if declared advisable by the Board and taken or approved by the affirmative vote of Stockholders entitled to cast a majority of all the votes entitled to be cast on the matter.

SECTION 11.4     VOTING LIMITATIONS ON SHARES HELD BY THE ADVISOR, DIRECTORS AND AFFILIATES. With respect to shares of stock owned by the Advisor, any Director or any of their Affiliates, neither the Advisor, nor such Director(s), nor any of their Affiliates may vote or consent on matters submitted to the Stockholders regarding the removal of the Advisor, such Director(s) or any of their Affiliates or any transaction between the Company and any of them. In determining the requisite percentage in interest of shares necessary to approve a matter on which the Advisor, such Director(s) and any of their Affiliates may not vote or consent, any shares owned by any of them shall not be included.

SECTION 11.5     RIGHT OF INSPECTION. Any Stockholder and any designated representative thereof shall be permitted access to the records of the Company and may inspect them at all reasonable times. Any Stockholder may copy any of those records for a reasonable charge. Access for the purpose of inspecting the Company’s books and records by the office or agency administering the securities laws of a jurisdiction shall be provided upon reasonable notice and during normal business hours.

SECTION 11.6     ACCESS TO STOCKHOLDER LIST. An alphabetical list of the names and addresses of the Stockholders, along with the number of shares of stock held by each of them (the “Stockholder List”), shall be maintained as part of the books and records of the Company and shall be available for inspection by any Stockholder or the Stockholder’s designated agent at the home office of the Company upon the request of the Stockholder. Each Stockholder who receives a copy of the Stockholder List shall keep such list confidential and share such list only with its employees, representatives or agents who agree in writing maintain the confidentiality of the Stockholder List.

SECTION 11.7     [RESERVED]

SECTION 11.8     TENDER OFFERS. If any Person makes a tender offer, including, without limitation, a “mini-tender” offer, such Person must comply with all the provisions of Regulation 14D of the Exchange Act, including, without limitation, disclosure and notice requirements, that would be applicable if the tender offer was for more than five percent (5%) of the outstanding shares of the stock of the Company; provided, however, that unless otherwise required by the Exchange Act, such documents are not required to be filed with the Securities and Exchange Commission. In addition, any such Person must provide notice to the Company at least 10 business days prior to initiating any such tender offer. Any Person who initiates a tender offer without complying with the provisions of Regulation 14D (such tender offer, a “Non-Compliant Tender Offer”) shall be responsible for all expenses incurred by the Company in connection with the enforcement of the provisions of this Section 11.8, including, without limitation, expenses incurred in connection with the review of all documents related to such tender offer. In addition, the Company may seek injunctive relief, including, without limitation, a temporary or permanent restraining order, in connection with any Non-Compliant Tender Offer. This Section 11.8 shall be of no force or effect with respect to any Shares that are then Listed.

Exhibit A-25

ARTICLE XII.
LIABILITY OF STOCKHOLDERS, DIRECTORS, ADVISORS AND AFFILIATES

SECTION 12.1     LIMITATION OF STOCKHOLDER LIABILITY. No Stockholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to the Company by reason of being a Stockholder, nor shall any Stockholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any Person in connection with the Company’s assets or the affairs of the Company by reason of being a Stockholder. All Shares issued to Stockholders shall be non-assessable.

SECTION 12.2     LIMITATION OF DIRECTOR AND OFFICER LIABILITY; INDEMNIFICATION.

(a) Subject to the limitations set forth under Maryland law or in paragraph (c) or (d) below, no Director or officer of the Company shall be liable to the Company or its Stockholders for money damages. Neither the amendment nor repeal of this Section 12.2(a), nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Section 12.2(a), shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

(b) Subject to the limitations set forth under Maryland law or in paragraph (c) or (d) below, the Company shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (i) any individual who is a present or former Director or officer of the Company and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity, (ii) any individual who, while a Director or officer of the Company and at the request of the Company, serves or has served as a director, officer, partner, member, manager or trustee of another corporation, real estate investment trust, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity or (iii) the Advisor or any of its Affiliates acting as an agent of the Company. The rights of a Director or officer to indemnification and advance of expenses provided hereby shall vest immediately upon election of such Director or officer. The Company may, with the approval of the Board or any duly authorized committee thereof, provide such indemnification and advance for expenses to a Person who served a predecessor of the Company in any of the capacities described in (i) or (ii) and to any employee or agent of the Company or a predecessor of the Company. The Board may take such action as is necessary to carry out this Section 12.2(b). No amendment of the Charter or repeal of any of its provisions shall limit or eliminate the right of indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

(c) Notwithstanding anything to the contrary contained in paragraph (a) or (b), the Company shall not provide for indemnification of a Director, the Advisor or any Affiliate of the Advisor (the “Indemnitee”) for any liability or loss suffered by any of them and the Company shall not provide that an Indemnitee be held harmless for any loss or liability suffered by the Company, unless all the following conditions are met:

(i) The Indemnitee has determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Company.

(ii) The Indemnitee was acting on behalf of or performing services for the Company.

(iii) Such liability or loss was not the result of (A) negligence or misconduct, in the case that the Indemnitee is a Director (other than an Independent Director), the Advisor or an Affiliate of the Advisor or (B) gross negligence or willful misconduct, in the case that the Indemnitee is an Independent Director.

(iv) Such indemnification or agreement to hold harmless is recoverable only out of Net Assets and not from the Stockholders.

(d) Notwithstanding anything to the contrary contained in paragraph (a) or (b), the Company shall not provide indemnification for any loss, liability or expense arising from or out of an alleged

Exhibit A-26

violation of federal or state securities laws by an Indemnitee, unless one (1) or more of the following conditions is met: (i) there has been a successful adjudication on the merits of each count involving alleged material securities law violations as to the Indemnitee; (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the Indemnitee; or (iii) a court of competent jurisdiction has approved a settlement of the claims against the Indemnitee, and found that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the Securities and Exchange Commission and of the published position of any state securities regulatory authority of a jurisdiction in which Securities were offered or sold as to indemnification for violations of securities laws.

SECTION 12.3     PAYMENT OF EXPENSES. The Company may pay or reimburse reasonable legal expenses and other costs incurred by an Indemnitee in advance of final disposition of a proceeding only if: (i) the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Company, (ii) the Indemnitee provides the Company with a written affirmation of the Indemnitee’s good faith belief that the Indemnitee has met the standard of conduct necessary for indemnification by the Company as authorized by Section 12.2, (iii) the proceeding is initiated by a third party who is not a Stockholder or, if by a Stockholder acting in his, her or its capacity as such, a court of competent jurisdiction approves such advancement and (iv) the Indemnitee provides the Company with a written undertaking to repay the amount paid or reimbursed by the Company, together with the applicable legal rate of interest, if it is ultimately determined that the Indemnitee did not comply with the requisite standard of conduct.

SECTION 12.4     EXPRESS EXCULPATORY CLAUSES IN INSTRUMENTS. Neither the Stockholders nor the Directors, officers, employees or agents of the Company shall be liable under any written instrument creating an obligation of the Company by reason of their being Stockholders, Directors, officers, employees or agents of the Company, and all Persons shall look solely to the Company’s assets for the payment of any claim under or for the performance of that instrument. The omission of the foregoing exculpatory language from any instrument shall not affect the validity or enforceability of such instrument and shall not render any Stockholder, Director, officer, employee or agent of the Company liable thereunder to any third party, nor shall the Directors or any officer, employee or agent of the Company be liable to anyone as a result of such omission.

ARTICLE XIII.
AMENDMENTS

The Company reserves the right from time to time to make any amendment to its Charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the Charter, of any outstanding Shares. All rights and powers conferred by the Charter on Stockholders, Directors and officers are granted subject to this reservation. Except for amendments permitted to be made without Stockholder approval under Maryland law or by specific provision in this Charter, any amendment to the Charter shall be valid only if approved by the affirmative vote of a majority of all votes entitled to be cast on the matter, including, without limitation, (i) any amendment which would adversely affect the rights, preferences and privileges of the Stockholders and (ii) any amendment to Sections 6.2, 6.5 and 6.6 of Article VI, Article IX, Article X, Article XII, Article XIV, and this Article XIII (or any other amendment of the Charter that would have the effect of amending such sections).

ARTICLE XIV.
ROLL-UP TRANSACTIONS

(i) In connection with any proposed Roll-Up Transaction, a valuation of all the Company’s assets shall be obtained from a competent Independent Valuer. The Company’s assets shall be valuated on a consistent basis, and the valuation shall be based on the evaluation of all relevant information and shall indicate the value of the assets as of a date immediately prior to the announcement of the proposed Roll-Up Transaction. The valuation shall assume an orderly liquidation of the assets over a 12-month period. If the valuation will be included in a prospectus used to offer the securities of a Roll-Up Entity, the valuation shall be filed with the Securities and Exchange Commission and the states as an exhibit to the registration statement for the offering. Accordingly, an issuer using the valuation shall be subject to liability for violation of Section 11 of the Securities Act, and comparable provisions under state laws for any material misrepresentations or omissions in the valuation. The terms of the engagement of the Independent Valuer shall clearly state that the engagement is for the benefit

Exhibit A-27

of the Company and the Stockholders. A summary of the valuation, indicating all material assumptions underlying the valuation, shall be included in a report to Stockholders in connection with a proposed Roll-Up Transaction. In connection with a proposed Roll-Up Transaction, the Person sponsoring the Roll-Up Transaction shall offer to holders of Common Shares who vote against the proposed Roll-Up Transaction the choice of:

(a) accepting the securities of a Roll-Up Entity offered in the proposed Roll-Up Transaction; or

(b) one (1) of the following:

(I) remaining as Stockholders and preserving their interests therein on the same terms and conditions as existed previously; or

(II) receiving cash in an amount equal to the Stockholder’s pro rata share of the value, as determined by an Independent Valuer, of the net assets of the Company.

(ii) The Company is prohibited from participating in any proposed Roll-Up Transaction:

(a) that would result in the holders of Common Shares having democracy rights in a Roll-Up Entity that are less than the rights provided for in Article XI and Section 12.1;

(b) that includes provisions that would operate as a material impediment to, or frustration of, the accumulation of Shares by any purchaser of the securities of the Roll-Up Entity (except to the minimum extent necessary to preserve the tax status of the Roll-Up Entity), or which would limit the ability of an investor to exercise the voting rights of its securities of the Roll-Up Entity on the basis of the number of Shares held by that investor;

(c) in which investor’s rights to access of records of the Roll-Up Entity will be less than those described in Sections 11.5 and 11.6; or

(d) in which any of the costs of the Roll-Up Transaction would be borne by the Company if the Roll-Up Transaction is rejected by the holders of Common Shares.

THIRD:     The amendment and restatement of the Charter as set forth have been duly advised by the Board of Directors of the Company and approved by the Stockholders as required by law.

FOURTH:     The current address of the principal office of the Company is as set forth in Article III of the foregoing amendment and restatement of the Charter.

FIFTH:     The name and address of the Company’s current resident agent are as set forth in Article III of the foregoing amendment and restatement of the Charter.

SIXTH:     The number of directors of the Company and the names of the directors currently in office are as set forth in Section 6.1 of Article VI of the foregoing amendment and restatement of the Charter.

SEVENTH:     The undersigned Chief Executive Officer acknowledges these Second Articles of Amendment and Restatement to be the corporate act of the Company and, as to all matters or facts required to be verified under oath, the undersigned Chief Executive Officer acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

[SIGNATURES ON FOLLOWING PAGE]

Exhibit A-28

IN WITNESS WHEREOF, Lightstone Value Plus REIT IV, Inc. has caused these Articles of Amendment and Restatement to be signed in its name and on its behalf by its Chief Executive Officer, and attested by its General Counsel and Secretary, on this _____ day of ___________, 20___.

ATTEST
By:		By:
	Name: Joseph Teichman		Name: David Lichtenstein
	Title: General Counsel and Secretary		Title: Chief Executive Officer

Exhibit A-29

Exhibit B

SECOND ARTICLES OF AMENDMENT AND RESTATEMENT

FOR

LIGHTSTONE ~~REAL ESTATE INCOME TRUST~~VALUE PLUS REIT IV, INC.

a Maryland Corporation

Exhibit B-i

Exhibit B-ii

Exhibit B-iii

LIGHTSTONE ~~REAL ESTATE INCOME TRUST~~VALUE PLUS REIT IV, INC.

SECOND ARTICLES OF AMENDMENT AND RESTATEMENT

FIRST: Lightstone ~~Real Estate Income Trust~~Value Plus REIT IV, Inc., a Maryland corporation (the “Company”), desires to amend and restate its Charter as currently in effect and as hereinafter amended.

SECOND: The following provisions are all the provisions of the Charter currently in effect and as hereinafter amended:

ARTICLE I.
NAME

The name of the Company is Lightstone ~~Real Estate Income Trust~~Value Plus REIT IV, Inc. So far as may be practicable, the business of the Company shall be conducted and transacted under that name. Under circumstances in which the Board determines that the use of the name “Lightstone ~~Real Estate Income Trust~~Value Plus REIT IV, Inc.” is not practicable, it may use any other designation or name for the Company.

ARTICLE II.
PURPOSE AND POWERS

The purpose for which the Company is formed is to engage in any lawful act or activity (including, without limitation or obligation, qualifying and engaging in business as a real estate investment trust under Sections 856 through 860, or any successor sections, of the Internal Revenue Code of 1986, as amended, or any successor statute (the “Code”)), for which corporations may be organized under the Maryland General Corporation Law, as in effect from time to time (the “MGCL”) and the general laws of the State of Maryland as now or hereafter in force.

ARTICLE III.
RESIDENT AGENT AND PRINCIPAL OFFICE

The name and address of the resident agent for service of process of the Company in the State of Maryland is ~~The Corporation Trust Incorporated, 351 Camden~~CSC-Lawyers Incorporating Service Company, 7 St. Paul Street, Suite 820, Baltimore, Maryland 2120~~1~~2. The address of the Company’s principal office in the State of Maryland is c/o ~~The Corporation Trust Incorporated, 351 Camden~~CSC-Lawyers Incorporating Service Company, 7 St. Paul Street, Suite 820, Baltimore, Maryland 2120~~1~~2. The Company may have such other offices and places of business within or outside the State of Maryland as the Board may from time to time determine.

ARTICLE IV.
DEFINITIONS

As used in the Charter, the following terms shall have the following meanings unless the context otherwise requires: “2%/25% GUIDELINES” has the meaning provided in Section 8.11.

“ACQUISITION EXPENSES” means any and all expenses incurred by the Company, the Advisor, or any Affiliate of either in connection with the selection, origination or acquisition of any Investment, whether or not originated or acquired, including, without limitation, legal fees and expenses, travel and communications expenses, accounting fees and expenses and other closing costs and miscellaneous expenses.

“ACQUISITION FEE” means any and all fees and commissions, exclusive of Acquisition Expenses, paid by any Person to any other Person (including any fees or commissions paid by or to any Affiliate of the Company or the Advisor) in connection with making or investing in Mortgages or the purchase, origination, development or construction of an Investment. Included in the computation of such fees or commissions shall be any real estate commission, selection fee, development fee, construction fee, nonrecurring management fee, loan fees or points or any fee of a similar nature, however designated. Excluded shall be development fees and construction fees paid to Persons not Affiliated with the Sponsor in connection with the actual development and construction of a project.

“ADVISOR” or “ADVISORS” means the Person or Persons, if any, appointed, employed or contracted with by the Company pursuant to Section 8.1 and responsible for directing or performing the day-to-day business affairs of the Company, including any Person to whom the Advisor subcontracts all or substantially all such functions.

Exhibit B-1

“ADVISORY AGREEMENT” means the agreement between the Company and the Advisor pursuant to which the Advisor will direct or perform the day-to-day business affairs of the Company.

“AFFILIATE” or “AFFILIATED” means, with respect to any Person, (i) any Person directly or indirectly owning, controlling or holding, with the power to vote, ten percent (10%) or more of the outstanding voting securities of such other Person; (ii) any Person, ten percent (10%) or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with the power to vote, by such other Person; (iii) any Person directly or indirectly controlling, controlled by or under common control with such other Person; (iv) any executive officer, director, trustee or general partner of such other Person; and (v) any legal entity for which such Person acts as an executive officer, director, trustee or general partner.

“ANNUAL SUBORDINATED PERFORMANCE FEE” shall have the meaning given in Section 8.10.

“AVERAGE INVESTED ASSETS” means, for a specified period, the average of the aggregate book value of the assets invested, directly or indirectly, in equity interests in and loans secured by Real Estate, before deducting depreciation, bad debts or other non-cash reserves, computed by taking the average of such values at the end of each month during such period.

“BOARD” means the Board of Directors of the Company.

“BYLAWS” means the Bylaws of the Company, as amended from time to time. “CHARTER” means the charter of the Company.

“CODE” shall have the meaning as provided in Article II.

“COMMENCEMENT OF THE INITIAL PUBLIC OFFERING” shall mean the date that the Securities and Exchange Commission declares effective the registration statement filed under the Securities Act for the Initial Public Offering.

“COMMON SHARES” shall have the meaning as provided in Section 5.1. “COMPANY” shall have the meaning as provided in Article First.

“COMPETITIVE REAL ESTATE COMMISSION” means a commission paid for the purchase or Sale of an Investment that is reasonable, customary and competitive in light of the size and type of the Property.

“DEALER MANAGER” means Orchard Securities, LLC or such other Person selected by the Board to act as the dealer manager for an Offering. “DIRECTOR” shall have the meaning as provided in Section 6.1.

“DISTRIBUTIONS” means any distributions, as such term is defined in Section 2-301 of the MGCL. “EXCESS AMOUNT” has the meaning provided in Section 8.11.

“EXCHANGE ACT” means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute thereto.

~~“EXTENSION AMENDMENT” has the meaning provided in Article XV.~~

“FUNDING AMOUNT” means the amount of funds advanced with respect to a Mortgage, or the amount actually paid or allocated in respect of the purchase or origination of other Investments, in each case exclusive of Acquisition Fees and Acquisition Expenses, but in each case including any indebtedness assumed or incurred in respect of such Investment.

“GROSS PROCEEDS” means the aggregate purchase price of all Shares sold for the account of the Company through an Offering, without deduction for Selling Commissions, volume discounts, any marketing support and due diligence expense reimbursement or Organization and Offering Expenses. For the purpose of computing Gross Proceeds, the purchase price of any Share for which reduced Selling Commissions are paid to the Dealer Manager or a Soliciting Dealer (where net proceeds to the Company are not reduced) shall be deemed to be the full amount of the offering price per Share pursuant to the Prospectus for such Offering without reduction.

“INDEMNITEE” has the meaning provided in Section 12.2(c).

Exhibit B-2

“INDEPENDENT DIRECTOR” means a Director who is not and who has not been within the last two years, directly or indirectly associated with the Sponsor or the Advisor by virtue of (i) ownership of an interest in the Sponsor, the Advisor or any of their Affiliates, (ii) employment by the Sponsor, the Advisor or any of their Affiliates, (iii) service as an officer or director of the Sponsor, the Advisor or any of their Affiliates, (iv) performance of services, other than as a Director, for the Company, (v) service as a director or trustee of more than three REITs organized by the Sponsor or advised by the Advisor or (vi) maintenance of a material business or professional relationship with the Sponsor, the Advisor or any of their Affiliates. A business or professional relationship is considered “material” per se if the aggregate gross revenue derived by the Director from the Sponsor, the Advisor and their Affiliates exceeds five percent (5%) of either the Director’s annual gross revenue, derived from all sources, during either of the last two years or the Director’s net worth on a fair market value basis. An indirect association with the Sponsor or the Advisor shall include circumstances in which a Director’s spouse, parent, child, sibling, mother- or father-in-law, son- or daughter-in-law or brother- or sister-in-law is or has been associated with the Sponsor, the Advisor, any of their Affiliates or the Company.

“INDEPENDENT VALUER” means a Person with no material current or prior business or personal relationship with the Advisor or the Directors and who is engaged to a substantial extent in the business of rendering opinions regarding the value of Investments of the type held by the Company.

“INITIAL INVESTMENT” means that portion of the initial capitalization of the Company contributed by the Sponsor or its Affiliates pursuant to Section ~~II.A. of the NASAA REIT Guidelines~~8.1 below.

“INITIAL PUBLIC OFFERING” means the first Offering.

“INVESTED CAPITAL” means the amount calculated by multiplying the total number of Shares purchased by Stockholders by the issue price at the time of such purchase, reduced by the portion of any Distribution that is attributable to Net Sales Proceeds and by any amounts paid by the Company to repurchase Shares pursuant to the Company’s plan for the repurchase of Shares.

“INVESTMENT” means any Mortgage or other investment owned by the Company, directly or indirectly through one (1) or more of its Affiliates, and any other investment made by the Company, directly or indirectly through one (1) or more of its Affiliates.

“IRA” means an “individual retirement account” (as defined in Section 408 of the Code).

“JOINT VENTURES” means those joint venture or partnership arrangements in which the Company is a co-venturer, limited liability company member, limited partner or general partner established to originate, acquire or hold Investments.

“LEVERAGE” means the aggregate amount of indebtedness of the Company for money borrowed (including purchase money mortgage loans) outstanding at any time, both secured and unsecured.

~~“LIQUIDITY DEADLINE” has the meaning in Article XV.~~

~~“LIQUIDITY EVENT” includes a Sale of all or substantially all the Investments, a sale or merger of the Company, a Listing, or other similar transaction.~~

“LISTING” means the listing of the Common Shares or any other securities into or for which the Common Shares are converted or exchanged on a national securities exchange. Upon a Listing, the Common Shares shall be deemed Listed.

“MGCL” shall have the meaning as provided in Article II.

“MORTGAGES” means, in connection with mortgage financing provided by the Company, all the notes, deeds of trust, security interests or other evidences of indebtedness or obligations, which are secured or collateralized by Real Property owned by the borrowers under such notes, deeds of trust, security interests or other evidences of indebtedness or obligations.

~~“NASAA REIT GUIDELINES” means the Statement of Policy Regarding Real Estate Investment Trusts as revised and adopted by the North American Securities Administrators Association on May 7, 2007, as the same may be amended from time to time.~~

Exhibit B-3

“NET ASSETS” means the total Investments (other than intangibles) at cost, before deducting depreciation, reserves for bad debts or other non-cash reserves, less total liabilities, calculated at least quarterly by the Company on a basis consistently applied.

“NET INCOME” means, for any period, the Company’s total revenues applicable to such period, less the total expenses applicable to such period other than additions to reserves for depreciation, bad debts or other similar non-cash reserves and excluding any gain from the Sale of the Investments.

“NET SALES PROCEEDS” means, in the case of a transaction described in clause (i)(A) of the definition of Sale, the proceeds of any such transaction less the amount of selling expenses incurred by or on behalf of the Company, including all commissions, closing costs and legal fees and expenses. In the case of a transaction described in clause (i)(B) of the definition of Sale, Net Sales Proceeds means the proceeds of any such transaction less the amount of selling expenses incurred by or on behalf of the Company, including any legal fees and expenses and other selling expenses incurred in connection with such transaction. In the case of a transaction described in clause (i)(C) of the definition of Sale, Net Sales Proceeds means the proceeds of any such transaction actually distributed to the Company from the Joint Venture less the amount of any selling expenses, including legal fees and expenses incurred by or on behalf of the Company (other than those paid by the Joint Venture). In the case of a transaction or series of transactions described in clause (i)(D) of the definition of Sale, Net Sales Proceeds means the proceeds of any such transaction (including the aggregate of all payments under a Mortgage on or in satisfaction thereof other than regularly scheduled interest payments) less the amount of selling expenses incurred by or on behalf of the Company, including all commissions, closing costs and legal fees and expenses. In the case of a transaction described in clause (i)(E) of the definition of Sale, Net Sales Proceeds means the proceeds of any such transaction less the amount of selling expenses incurred by or on behalf of the Company, including any legal fees and expenses and other selling expenses incurred in connection with such transaction. In the case of a transaction described in clause (ii) of the definition of Sale, Net Sales Proceeds means the proceeds of such transaction or series of transactions less all amounts generated thereby which are reinvested in one (1) or more Investments within one hundred eighty (180) days thereafter and less the amount of any commissions, closing costs, and legal fees and expenses and other selling expenses incurred by or allocated to the Company in connection with such transaction or series of transactions. Net Sales Proceeds shall also include Refinancing Proceeds and any other amounts that the Company determines, in its discretion, to be economically equivalent to proceeds of a Sale. Net Sales Proceeds shall not include any reserves established by the Company, which shall be determined by the Board in its sole discretion.

“NON-COMPLIANT TENDER OFFER” has the meaning provided in Section 11.8.

“OFFERING” means any public offering for the sale of Shares pursuant to an effective registration statement filed under the Securities Act.

“ORGANIZATION AND OFFERING EXPENSES” means any and all costs and expenses incurred by the Company and to be paid from the assets of the Company in connection with the formation of the Company and the qualification and registration of an Offering, and the marketing and distribution of Shares, including, without limitation, total underwriting and brokerage discounts and commissions (including fees of the underwriters’ attorneys), expenses for printing, engraving and amending registration statements or supplementing prospectuses, mailing and distributing costs, salaries of employees while engaged in sales activity, telephone and other telecommunications costs, all advertising and marketing expenses (including the costs related to investor and broker-dealer sales meetings), charges of transfer agents, registrars, trustees, escrow holders, depositories and experts, and fees, expenses and taxes related to the filing, registration and qualification of the sale of the Shares under federal and state laws, including taxes and fees and accountants’ and attorneys’ fees.

“PERSON” means an individual, corporation, partnership, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other legal entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Exchange Act and a group to which an Excepted Holder Limit (as defined in Section 5.9(i)) applies.

~~“PLAN OF LIQUIDATION” has the meaning provided in Article XV.~~ “PREFERRED SHARES” has the meaning provided in Section 5.1.

Exhibit B-4

“PROSPECTUS” means the same as that term is defined in Section 2(a)(10) of the Securities Act, including a preliminary prospectus and an offering circular as described in Rule 256 of the General Rules and Regulations under the Securities Act.

“REAL PROPERTY” or “REAL ESTATE” means land, rights in land (including leasehold interests), and any buildings, structures, improvements, furnishings, fixtures and equipment located on or used in connection with land and rights or interests in land.

“REFINANCING PROCEEDS” means the proceeds of the refinancing of any indebtedness of the Company, less the amount of expenses incurred by or on behalf of the Company in connection with such refinancing.

“REINVESTMENT PLAN” has the meaning provided in Section 5.15.

“REIT” means a corporation, trust, association or other legal entity (other than a real estate syndication) that is engaged primarily in investing in equity interests in Real Estate (including fee ownership and leasehold interests) or in loans secured by Real Estate or both, as defined pursuant to the REIT Provisions of the Code.

“REIT PROVISIONS OF THE CODE” means Sections 856 through 860 of the Code and any successor or other provisions of the Code relating to real estate investment trusts (including provisions as to the attribution of ownership of beneficial interests therein) and the regulations promulgated thereunder.

“ROLL-UP ENTITY” means a partnership, real estate investment trust, corporation, trust or similar entity that would be created or would survive after the successful completion of a proposed Roll-Up Transaction.

“ROLL-UP TRANSACTION” means a transaction involving the acquisition, merger, conversion or consolidation either directly or indirectly of the Company and the issuance of securities of a Roll-Up Entity to the holders of Common Shares. Such term does not include:

(a)     a transaction involving securities of the Company that have been for at least twelve (12) months listed on a national securities exchange; or

(b)    a transaction involving the conversion to corporate, trust or association form of only the Company, if, as a consequence of the transaction, there will be no significant adverse change in any of the following:

(i)     the voting rights of the holders of the Shares;

(ii)     the term of existence of the Company;

(iii)     Sponsor or Advisor compensation; or

(iv)     the Company’s investment objectives.

“SALE” or “SALES” means (i) any transaction or series of transactions whereby: (A) the Company directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of any Investment or portion thereof; (B) the Company directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of all or substantially all the interest of the Company in any Joint Venture in which it is a co-venturer or partner; (C) any Joint Venture directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of any Investment or portion thereof; or (D) the Company directly or indirectly (except as described in other subsections of this definition) sells, grants, conveys or relinquishes its interest in any Mortgage or portion thereof, including any payments thereunder or in satisfaction thereof (other than regularly scheduled interest payments) or any amounts owed pursuant to such Mortgage, and including any event with respect to any Mortgage which gives rise to a significant amount of insurance proceeds or similar awards, but (ii) not including any transaction or series of transactions specified in clause (i) (A) through (D) in which the proceeds of such transaction or series of transactions are reinvested by the Company in one (1) or more Investments within one hundred eighty (180) days thereafter.

“SECURITIES” means any of the following issued by the Company, as the context requires: Shares, any other stock, shares or other evidences of equity or beneficial or other interests, voting trust certificates, bonds, debentures, notes or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise,

Exhibit B-5

or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in, temporary or interim certificates for, receipts for, guarantees of, or warrants, options or rights to subscribe to, purchase or acquire, any of the foregoing.

“SECURITIES ACT” means the Securities Act of 1933, as amended from time to time, or any successor statute thereto. Reference to any provision of the Securities Act shall mean such provision as in effect from time to time, as the same may be amended, and any successor provision thereto, as interpreted by any applicable regulations as in effect from time to time.

“SELLING COMMISSIONS” means any and all commissions and other fees payable to underwriters, dealer managers or other broker-dealers in connection with the sale of Shares, including, without limitation, commissions and fees payable to the Dealer Manager.

“SHARE REPURCHASE PROGRAM” shall have the meaning as provided in Section 5.14.

“SHARES” means shares of stock of the Company of any class or series, including Common Shares or Preferred Shares, that have the right to elect Directors.

“SOLICITING DEALERS” means those broker-dealers that are members of the Financial Industry Regulatory Authority, Inc. or that are exempt from broker-dealer registration, and that, in either case, enter into participating broker or other agreements with the Dealer Manager to sell Shares.

“SPONSOR” means any Person which (i) is directly or indirectly instrumental in organizing, wholly or in part, the Company, (ii) will control, manage or participate in the management of the Company, and any Affiliate of any such Person, (iii) takes the initiative, directly or indirectly, in founding or organizing the Company, either alone or in conjunction with one (1) or more other Persons, (iv) receives a material participation in the Company in connection with the founding or organizing of the business of the Company, in consideration of services or property, or both services and property, (v) has a substantial number of relationships and contacts with the Company, (vi) possesses significant rights to control Investments, (vii) receives fees for providing services to the Company which are paid on a basis that is not customary in the industry or (viii) provides goods or services to the Company on a basis which was not negotiated at arm’s-length with the Company. The term “Sponsor” shall not include any Person whose only relationship with the Company is as that of an independent property manager of the Company’s assets, and whose only compensation is as such, nor wholly independent third parties such as attorneys, accountants and underwriters whose only compensation is for professional services.

“STOCKHOLDER LIST” has the meaning provided in Section 11.6.

“STOCKHOLDERS” means the holders of record of the shares of stock as maintained on the books and records of the Company or its transfer agent.

“TERMINATION OF THE INITIAL PUBLIC OFFERING” shall mean the earlier of (i) the date on which the Initial Public Offering expires or is terminated by the Company or (ii) the date on which all Shares offered in the Initial Public Offering are sold, excluding warrants, if any, offered thereunder and Shares that may be acquired upon exercise of such warrants and Shares offered thereunder that may be acquired pursuant to the Reinvestment Plan.

“TOTAL OPERATING EXPENSES” means all costs and expenses paid or incurred by the Company, as determined under generally accepted accounting principles, that are in any way related to the operation of the Company or to Company business, including advisory fees, but excluding (i) the expenses of raising capital such as Organization and Offering Expenses, legal, audit, accounting, underwriting, brokerage, listing, registration, and other fees, printing and other such expenses and tax incurred in connection with the issuance, distribution, transfer, registration and Listing of the Shares, (ii) interest payments, (iii) taxes, (iv) non-cash expenditures such as depreciation, amortization and bad debt reserves, (v) incentive fees paid in compliance with ~~the NASAA REIT Guidelines~~Section 8.7 below, (vi) Acquisition Fees and Acquisition Expenses, (vii) commissions on the resale of Investments, and (viii) other fees and expenses connected with the origination, acquisition, disposition, management and ownership of real estate interests, mortgage loans or other property (including the costs of foreclosure, insurance premiums, legal services, maintenance, repair and improvement of property).

Exhibit B-6

“UNIMPROVED REAL PROPERTY” means Real Property in which the Company has an equity interest that was not acquired for the purpose of producing rental or other operating income, that has no development or construction in process and for which no development or construction is planned, in good faith, to commence within one (1) year.

ARTICLE V.
STOCK

SECTION 5.1 AUTHORIZED SHARES. The total number of shares of stock that the Company shall have authority to issue is 250,000,000 shares, of which (i) 200,000,000 shall be designated as common stock, $0.01 par value per share (the “Common Shares”); and (ii) 50,000,000 shall be designated as preferred stock, $0.01 par value per share (the “Preferred Shares”). All shares shall be fully paid and nonassessable when issued. The aggregate par value of all authorized shares of stock having par value is $2,500,000. If shares of one (1) class of stock are classified or reclassified into shares of another class of stock pursuant to Section 5.2(ii) or Section 5.3 of this Article V, the number of authorized shares of the former class shall be automatically decreased and the number of shares of the latter class shall be automatically increased, in each case by the number of shares so classified or reclassified, as the case may be, so that the aggregate number of shares of all classes that the Company has authority to issue shall not be more than the total number of shares set forth in the first sentence of this Section 5.1. The Board, with the approval of a majority of the entire Board and without any action by the Stockholders, may amend the Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Company has authority to issue.

SECTION 5.2 COMMON SHARES.

(i) COMMON SHARES SUBJECT TO TERMS OF PREFERRED SHARES. The Common Shares shall be subject to the express terms of any series of Preferred Shares.

(ii) DESCRIPTION. Subject to Section 5.9 of this Article V and except as may otherwise be specified in the Charter, each Common Share shall entitle the holder thereof to one (1) vote per share on all matters upon which Stockholders are entitled to vote pursuant to Section 11.2. The Board may classify or reclassify any unissued Common Shares from time to time into one (1) or more classes or series of stock; provided, however, that the voting rights per Share (other than any publicly held Share) sold in a private offering shall not exceed the voting rights which bear the same relationship to the voting rights of a publicly held Share as the consideration paid to the Company for each privately offered Share bears to the book value of each outstanding publicly held Share.

(iii) DISTRIBUTION RIGHTS. The Board from time to time may authorize the Company to declare and pay to Stockholders such dividends or other Distributions in cash or other assets of the Company, including in shares of stock of one class payable to holders of shares of stock of another class, or from any other source as the Board in its discretion shall determine. The Board shall endeavor to authorize the Company to declare and pay such dividends and other Distributions as shall be necessary for the Company to qualify as a REIT under the Code unless the Board has determined, in its sole discretion, that qualification as a REIT is not in the best interests of the Company; provided, however, Stockholders shall have no right to any dividend or other Distribution unless and until authorized by the Board and declared by the Company. The exercise of the powers and rights of the Board pursuant to this section shall be subject to the provisions of any class or series of stock at the time outstanding. The receipt by any Person in whose name any shares of stock are registered on the records of the Company or by his, her or its duly authorized agent shall be a sufficient discharge for all dividends or other Distributions payable or deliverable in respect of such shares and from all liability to see to the application thereof. Distributions in kind shall not be permitted, except for Distributions of readily marketable securities, Distributions of beneficial interests in a liquidating trust established for the dissolution of the Company and the liquidation of its assets in accordance with the terms of the Charter or Distributions in which (i) the Board advises each Stockholder of the risks associated with direct ownership of the property, (ii) the Board offers each Stockholder the election of receiving such in-kind Distributions and (iii) in-kind Distributions are made only to those Stockholders that accept such offer.

Exhibit B-7

(iv) RIGHTS UPON LIQUIDATION. In the event of any voluntary or involuntary liquidation, dissolution or winding up, or any distribution of the assets of the Company, the aggregate assets available for distribution to holders of the Common Shares shall be determined in accordance with applicable law. Each holder of Common Shares of a particular class shall be entitled to receive, ratably with each other holder of Common Shares of such class, that portion of such aggregate assets available for distribution as the number of outstanding Common Shares of such class held by such holder bears to the total number of outstanding Common Shares of such class then outstanding.

(v) VOTING RIGHTS. Except as may be provided otherwise in the Charter, and subject to the express terms of any series of Preferred Shares, the holders of the Common Shares shall have the exclusive right to vote on all matters (as to which a common stockholder shall be entitled to vote pursuant to applicable law) at all meetings of the Stockholders.

SECTION 5.3 PREFERRED SHARES. The Board may classify any unissued Preferred Shares and reclassify any previously classified but unissued Preferred Shares of any series from time to time, into one (1) or more classes or series of shares of stock; provided, however, that the voting rights per Share (other than a publicly held Share) sold in a private offering shall not exceed the voting rights that bear the same relationship to the voting rights of a publicly held Share as the consideration paid to the Company for each privately offered Share bears to the book value of each outstanding publicly held Share.

SECTION 5.4 CLASSIFIED OR RECLASSIFIED SHARES. Prior to issuance of classified or reclassified shares of stock of any class or series, the Board by resolution shall: (a) designate that class or series to distinguish it from all other classes and series of shares; (b) specify the number of shares to be included in the class or series; (c) set or change, subject to the provisions of Section 5.9 and the express terms of any class or series of shares outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other Distributions, qualifications and terms and conditions of redemption for each class or series of shares; and (d) cause the Company to file articles supplementary with the State Department of Assessments and Taxation of Maryland. Any of the terms of any class or series of shares set or changed pursuant to clause (c) of this Section 5.4 may be made dependent upon facts or events ascertainable outside the Charter (including determinations by the Board or other facts or events within the control of the Company) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of shares is clearly and expressly set forth in the articles supplementary or other charter document.

SECTION 5.5 STOCKHOLDERS’ CONSENT IN LIEU OF MEETING. Any action required or permitted to be taken at any meeting of the Stockholders may be taken without a meeting by consent, in writing or by electronic transmission, in any manner permitted by the MGCL and set forth in the Bylaws.

SECTION 5.6 CHARTER AND BYLAWS. The rights of all Stockholders and the terms of all shares of stock are subject to the provisions of the Charter and the Bylaws.

SECTION 5.7 NO ISSUANCE OF SHARE CERTIFICATES. Unless otherwise provided by the Board, the Company shall not issue stock certificates. A Stockholder’s investment shall be recorded on the books of the Company. To transfer his, her or its shares of stock, a Stockholder shall submit an executed form to the Company, which form shall be provided by the Company upon request. Such transfer will also be recorded on the books of the Company. Upon issuance or transfer of shares, the Company will provide the Stockholder with information concerning his, her or its rights with regard to such shares, as required by the Bylaws and the MGCL or other applicable law.

SECTION 5.8 ~~SUITABILITY OF STOCKHOLDERS.~~ [RESERVED]

~~Until Listing, the following provisions shall apply:~~

~~(i) INVESTOR SUITABILITY STANDARDS. Subject to suitability standards established by individual states, to become a Stockholder, if such prospective Stockholder is an individual (including an individual beneficiary of a purchasing IRA), or if the prospective Stockholder is a fiduciary (such as a trustee of a trust or corporate pension or profit sharing plan, or other tax-exempt organization, or a custodian under the Uniform Gifts to Minors Act), such individual or fiduciary, as the case may be, must represent to the Company, among other requirements as the Company may require from time to time:~~

Exhibit B-8

~~(a) that such individual (or, in the case of a fiduciary, that the fiduciary account or the donor who directly or indirectly supplies the funds to purchase the Shares) has a minimum annual gross income of $70,000 and a net worth (excluding home, home furnishings and automobiles) of not less than $70,000; or~~

~~(a) that such individual (or, in the case of a fiduciary, that the fiduciary account or the donor who directly or indirectly supplies the funds to purchase the Shares) has a net worth (excluding home, home furnishings, and automobiles) of not less than $250,000.~~

~~(i) DETERMINATION OF SUITABILITY OF SALE. The Sponsor and each Person selling Common Shares on behalf of the Sponsor or the Company shall make every reasonable effort to determine that the purchase of Common Shares is a suitable and appropriate investment for each Stockholder. In making this determination, each Person selling Common Shares on behalf of the Sponsor or the Company shall ascertain that the prospective Stockholder: (a) meets the minimum income and net worth standards established for the Company; (b) can reasonably benefit from the Company based on the prospective Stockholder’s overall investment objectives and portfolio structure; (c) is able to bear the economic risk of the investment based on the prospective Stockholder’s overall financial situation; and (d) has apparent understanding of (1) the fundamental risks of the investment; (2) the risk that the Stockholder may lose the entire investment; (3) the lack of liquidity of the Common Shares; (4) the restrictions on transferability of the Common Shares; and (5) the tax consequences of the investment.~~

~~The Sponsor or each Person selling Common Shares on behalf of the Sponsor or the Company shall make this determination on the basis of information it has obtained from a prospective Stockholder. Relevant information for this purpose will include at least the age, investment objectives, investment experiences, income, net worth, financial situation, and other investments of the prospective Stockholder, as well as any other pertinent factors.~~

~~The Sponsor or each Person selling Common Shares on behalf of the Sponsor or the Company shall maintain records of the information used to determine that an investment in Common Shares is suitable and appropriate for a Stockholder. The Sponsor or each Person selling Common Shares on behalf of the Sponsor or the Company shall maintain these records for at least six years.~~

~~(i) MINIMUM INVESTMENT AND TRANSFER. Subject to certain individual state requirements and except for Shares issued pursuant to the Reinvestment Plan, the Company will sell its Common Shares only to investors who initially purchase at least 100 Common Shares. In order to satisfy the purchase requirements for retirement plans, a husband and wife may jointly contribute funds from their separate IRAs, provided that each such contribution is made in increments of $100.00. An investment in Shares shall not, in itself, create a retirement plan, and in order to create a retirement plan a Stockholder must comply with all applicable provisions of the Code. Following the initial minimum investment, no subsequent sale or transfer of fewer than 100 Common Shares, other than pursuant to the Reinvestment Plan, will be permitted, and a Stockholder shall not transfer, fractionalize or subdivide such Common Shares so as to retain less than the minimum number of Common Shares required pursuant to this Section 5.8(iii).~~

SECTION 5.9 RESTRICTIONS ON OWNERSHIP AND TRANSFER.

(i) DEFINITIONS. For purposes of this Section 5.9, the following terms shall have the following meanings:

“AGGREGATE SHARE OWNERSHIP LIMIT” means 9.8% in value of the aggregate of the outstanding shares of Capital Stock and 9.8% (in value or in number of shares, whichever is more restrictive) of any class or series of shares of Capital Stock, or such other percentage determined by the Board in accordance with Section 5.9(ii)(h).

“BENEFICIAL OWNERSHIP” means ownership of Capital Stock by a Person, whether the interest in the Capital Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” shall have the correlative meanings.

Exhibit B-9

“BUSINESS DAY” means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.

“CAPITAL STOCK” means all classes or series of stock of the Company, including, without limitation, Common Shares and Preferred Shares.

“CHARITABLE BENEFICIARY” means one (1) or more beneficiaries of the Trust as determined pursuant to Section 5.9(iii)(f), provided that each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

“CONSTRUCTIVE OWNERSHIP” means ownership of Capital Stock by a Person, whether the interest in the Capital Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code. The terms “Constructive Owner,” “Constructively Owns,” “Constructively Owning” and “Constructively Owned” shall have the correlative meanings.

“EXCEPTED HOLDER” means a Stockholder for whom an Excepted Holder Limit is created by the Board pursuant to Section 5.9(ii)(g).

“EXCEPTED HOLDER LIMIT” means, provided that the affected Excepted Holder agrees to comply with the requirements established by the Board pursuant to Section 5.9(ii)(g), and subject to adjustment pursuant to Section 5.9(ii)(h), the percentage limit established by the Board pursuant to Section 5.9(ii)(g).

“MARKET PRICE” on any date means, with respect to any class or series of outstanding shares of Capital Stock, the Closing Price for such Capital Stock on such date. The “Closing Price” on any date shall mean the last sale price for such Capital Stock, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Capital Stock, in either case as reported on the principal national securities exchange on which such Capital Stock is Listed or admitted to trading or, if no trading price is available for such Capital Stock, the fair market value of the Capital Stock, as determined by the Board.

“PROHIBITED OWNER” means, with respect to any purported Transfer, any Person who, but for the provisions of Section 5.9(ii)(a), would Beneficially Own or Constructively Own shares of Capital Stock, and if appropriate in the context, shall also mean any Person who would have been the record owner of the shares that the Prohibited Owner would have so owned.

“RESTRICTION TERMINATION DATE” means the first day after the Commencement of the Initial Public Offering on which the Company determines pursuant to Section 7.4 that it is no longer in the best interests of the Company to attempt to, or continue to, qualify as a REIT or that compliance with the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of Capital Stock set forth herein is no longer required in order for the Company to qualify as a REIT.

“TRANSFER” means any issuance, sale, transfer, gift, assignment, devise or other disposition, as well as any other event that causes any Person to acquire Beneficial Ownership or Constructive Ownership of Capital Stock or the right to vote or receive dividends on Capital Stock, or any agreement to take any such actions or cause any such events, including (a) the granting or exercise of any option (or any disposition of any option), (b) any disposition of any securities or rights convertible into or exchangeable for Capital Stock or any interest in Capital Stock or any exercise of any such conversion or exchange right and (c) Transfers of interests in other entities that result in changes in Beneficial Ownership or Constructive Ownership of Capital Stock; in each case, whether voluntary or involuntary, whether owned of record, Constructively Owned or Beneficially Owned and whether by operation of law or otherwise. The terms “Transferring” and “Transferred” shall have the correlative meanings.

“TRUST” means any trust provided for in Section 5.9(iii)(a).

“TRUSTEE” means the Person unaffiliated with the Company and a Prohibited Owner, that is appointed by the Company to serve as trustee of the Trust.

Exhibit B-10

(ii) SHARES.

(a) OWNERSHIP LIMITATIONS. During the period commencing on the date that the Company elects to qualify for federal income tax treatment as a REIT and prior to the Restriction Termination Date, but subject to Section 5.10:

(I) BASIC RESTRICTIONS.

(A) (1) Except as set forth in any articles supplementary creating any class or series of shares of Capital Stock, no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Capital Stock in excess of the Aggregate Share Ownership Limit and (2) no Excepted Holder shall Beneficially Own or Constructively Own shares of Capital Stock in excess of the Excepted Holder Limit for such Excepted Holder.

(B) No Person shall Beneficially Own or Constructively Own shares of Capital Stock to the extent that such Beneficial or Constructive Ownership of Shares would result in the Company being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or otherwise failing to qualify as a REIT (including, but not limited to, Beneficial Ownership or Constructive Ownership that would result in the Company actually owning or Constructively Owning an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Company from such tenant would cause the Company to fail to satisfy any of the gross income requirements of Section 856(c) of the Code).

(C) Any Transfer of shares of Capital Stock that, if effective, would result in the Capital Stock being Beneficially Owned by fewer than 100 Persons (as determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Capital Stock.

(II) TRANSFER IN TRUST. If any Transfer of shares of Capital Stock occurs which, if effective, would result in any Person Beneficially Owning or Constructively Owning shares of Capital Stock in violation of Section 5.9(ii)(a)(I)(A) or (B),

(A) then that number of shares of Capital Stock the Beneficial Ownership or Constructive Ownership of which otherwise would cause such Person to violate Section 5.9(ii)(a)(I)(A) or (B) (rounded to the nearest whole share) shall be automatically Transferred to a Trust for the benefit of a Charitable Beneficiary, as described in Section 5.9(iii), effective as of the close of business on the Business Day prior to the date of such Transfer, and such Person shall acquire no rights in such shares; or

(B) if the Transfer to the Trust described in clause (A) of this Section 5.9(ii)(a)(II) would not be effective for any reason to prevent the violation of Section 5.9(ii)(a)(I)(A) or (B) then the Transfer of that number of shares of Capital Stock that otherwise would cause any Person to violate Section 5.9(ii)(a)(I)(A) or (B) shall be void ab initio, and the intended transferee shall acquire no rights in such shares.

To the extent that, upon a Transfer of shares of Capital Stock pursuant to this Section 5.9(ii)(a)(II), a violation of any provision of this Section 5.9 would nonetheless be continuing (for example where the ownership of shares by a single Trust would violate the 100 stockholder requirement applicable to REITs), then shares of Capital Stock shall be Transferred to that number of Trusts, each having a distinct Trustee and a Charitable Beneficiary or Beneficiaries that are distinct from those of each other Trust, such that there is no violation of any provision of this Section 5.9.

Exhibit B-11

(b) REMEDIES FOR BREACH. If the Board or any duly authorized committee thereof shall at any time determine that a Transfer or other event has taken place that results in a violation of Section 5.9(ii)(a) or that a Person intends to acquire or has attempted to acquire Beneficial Ownership or Constructive Ownership of any shares of Capital Stock in violation of Section 5.9(ii)(a) (whether or not such violation is intended), the Board or a committee thereof shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Company to redeem shares, refusing to give effect to such Transfer on the books of the Company or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfer or attempted Transfer or other event in violation of Section 5.9(ii)(a) shall automatically result in the Transfer to the Trust described above, and, where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the Board or a committee thereof.

(c) NOTICE OF RESTRICTED TRANSFER. Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of shares of Capital Stock that will or may violate Section 5.9(ii)(a)(I)(A) or (B) or any Person who would have owned shares of Capital Stock that resulted in a Transfer to the Trust pursuant to the provisions of Section 5.9(ii)(a)(II), in either case, shall immediately give written notice to the Company of such event, or in the case of such a proposed or attempted transaction, give at least 15 days prior written notice to the Company, and shall provide to the Company such other information as the Company may request in order to determine the effect, if any, of such Transfer on the Company’s status as a REIT.

(d) OWNERS REQUIRED TO PROVIDE INFORMATION. From the Commencement of the Initial Public Offering and prior to the Restriction Termination Date:

(I) every owner of more than five percent (5%) (or such lower percentage as required by the Code or the Treasury Regulations promulgated thereunder) of the outstanding shares of Capital Stock, within 30 days after the end of each taxable year, shall give written notice to the Company stating the name and address of such owner, the number of shares of Capital Stock Beneficially Owned and a description of the manner in which such shares are held. Each such owner shall provide to the Company such additional information as the Company may request in order to determine the effect, if any, of such Beneficial Ownership on the Company’s status as a REIT and to ensure compliance with the Aggregate Share Ownership Limit; and

(II) each Person who is a Beneficial Owner or a Constructive Owner of Capital Stock and each Person (including the stockholder of record) who is holding Capital Stock for a Beneficial Owner or a Constructive Owner shall provide to the Company such information as the Company may request in order to determine the Company’s status as a REIT and to comply with requirements of any taxing authority or governmental authority or to determine such compliance.

(e) REMEDIES NOT LIMITED. Subject to Section 7.4, nothing contained in this Section 5.9(ii)(e) shall limit the authority of the Board to take such other action as it deems necessary or advisable to protect the Company and the interests of the Stockholders in preserving the Company’s status as a REIT.

(f) AMBIGUITY. In the case of an ambiguity in the application of any of the provisions of this Section 5.9(ii), Section 5.9(iii), or any definition contained in Section 5.9(i), the Board may determine the application of the provisions of this Section 5.9(ii) or Section 5.9(iii) or any such definition with respect to any situation based on the facts known to it. If Section 5.9(ii) or (iii) requires an action by the Board and the Charter fails to provide specific guidance with respect to such action, the Board may determine the action to be taken so long as such action is not contrary to the provisions of Section 5.9. Absent a decision to the contrary by the Board (which the Board may make in its sole and absolute discretion), if a Person would have (but for the remedies set forth in Section 5.9(ii)(b)) acquired Beneficial Ownership or Constructive Ownership of shares of Capital Stock in violation of Section 5.9(ii)(a), such remedies (as applicable) shall apply first to the shares of Capital Stock which, but for such remedies, would have been Beneficially Owned or Constructively Owned (but not actually owned) by such Person, pro rata among the Persons who actually own such shares of Capital Stock based upon the relative number of the shares held by each such Person.

Exhibit B-12

(g) EXCEPTIONS.

(I) Subject to Section 5.9(ii)(a)(I)(B), the Board may (prospectively or retroactively) exempt a Person from the Aggregate Share Ownership Limit and may establish or increase an Excepted Holder Limit for such Person if:

(A) the Board obtains such representations and undertakings from such Person as are reasonably necessary for the Board to ascertain that no individual’s Beneficial Ownership or Constructive Ownership of such shares of Capital Stock will violate Section 5.9(ii)(a)(I)(B);

(B) such Person represents that it does not, and undertakes that it will not, actually own or Constructively Own an interest in a tenant of the Company (or a tenant of any entity owned or controlled by the Company) that would cause the Company to actually own or Constructively Own more than a 9.8% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant and the Board obtains such representations and undertakings from such Person as are reasonably necessary to ascertain this fact (for this purpose, a tenant from whom the Company (or an entity owned or controlled by the Company) derives (and is expected to continue to derive) a sufficiently small amount of revenue such that, in the judgment of the Board, rent from such tenant would not adversely affect the Company’s ability to qualify as a REIT, shall not be treated as a tenant of the Company); and

(C) such Person agrees that any violation or attempted violation of such representations or undertakings (or other action which is contrary to the restrictions contained in Section 5.9(ii)(a) through Section 5.9(ii)(f)) will result in such shares of Capital Stock being automatically Transferred to a Trust in accordance with Section 5.9(ii)(a)(II) and Section 5.9(iii).

(II) Prior to granting any exception pursuant to Section 5.9(ii)(g)(I), the Board may require a ruling from the Internal Revenue Service, or an opinion of counsel, in either case in form and substance satisfactory to the Board in its sole discretion, as it may deem necessary or advisable in order to determine or ensure the Company’s status as a REIT. Notwithstanding the receipt of any ruling or opinion, the Board may impose such conditions or restrictions as it deems appropriate in connection with granting such exception.

(III) Subject to Section 5.9(ii)(a)(I)(B), an underwriter which participates in an Offering or a private placement of shares of Capital Stock (or Securities convertible into or exchangeable for shares of Capital Stock) may Beneficially Own or Constructively Own shares of Capital Stock (or Securities convertible into or exchangeable for shares of Capital Stock) in excess of the Aggregate Share Ownership Limit but only to the extent necessary to facilitate such Offering or private placement.

(IV) The Board may only reduce the Excepted Holder Limit for an Excepted Holder: (1) with the written consent of such Excepted Holder at any time, or (2) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder. No Excepted Holder Limit shall be reduced to a percentage that is less than the Aggregate Share Ownership Limit.

(h) INCREASE OR DECREASE IN AGGREGATE SHARE OWNERSHIP LIMIT. Subject to Section 5.9(ii)(a)(I)(B), the Board may from time to time increase the Aggregate Share Ownership Limit for one (1) or more Persons and decrease the Aggregate Share Ownership Limit for all other Persons; provided, however, that the decreased Aggregate Share Ownership Limit will not be effective for any Person whose percentage ownership of Capital Stock is in excess of such decreased Aggregate Share Ownership Limit until such time as such Person’s percentage of Capital Stock equals or falls below the decreased Aggregate Share Ownership Limit, but any further acquisition of Capital Stock in excess of such percentage ownership

Exhibit B-13

of Capital Stock will be in violation of the Aggregate Share Ownership Limit; and provided, further, that the new Aggregate Share Ownership Limit would not allow five or fewer Persons to Beneficially Own or Constructively Own more than 49.9% in value of the outstanding shares of Capital Stock.

(i) NOTICE TO STOCKHOLDERS UPON ISSUANCE OR TRANSFER. Upon issuance or Transfer of shares of Capital Stock prior to the Restriction Termination Date, the Company shall provide the recipient with a notice containing information about the shares of Capital Stock purchased or otherwise Transferred, in lieu of issuance of a share certificate, in a form substantially similar to the following:

The securities of Lightstone Real Estate Income Trust Inc. (the “Company”) are subject to restrictions on Beneficial and Constructive Ownership and Transfer for the purpose, among others, of the Company’s maintenance of its status as a real estate investment trust under the Internal Revenue Code of 1986, as amended (the “Code”). Subject to certain further restrictions and except as expressly provided in the Company’s charter, (i) no Person may Beneficially or Constructively Own shares of Capital Stock in excess of 9.8% in value of the aggregate of the outstanding shares of Capital Stock or 9.8% (in value or in number of shares, whichever is more restrictive) of any class or series of shares of Capital Stock unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (ii) no Person may Beneficially or Constructively Own shares of Capital Stock that would result in the Company being “closely held” under Section 856(h) of the Code or otherwise cause the Company to fail to qualify as a REIT; and (iii) any Transfer of shares of Capital Stock that, if effective, would result in the Capital Stock being Beneficially Owned by fewer than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio and the intended transferee shall acquire no rights in such shares. Any Person who Beneficially or Constructively Owns or attempts to Beneficially or Constructively Own shares of Capital Stock which causes or will cause a Person to Beneficially or Constructively Own shares of Capital Stock in excess or in violation of the above limitations must immediately give written notice (or, in the case of an attempted transaction, give at least 15 days prior written notice) to the Company. If any of the restrictions on transfer or ownership as set forth in (i) and (ii) are violated, the shares of Capital Stock in excess or in violation of such limitations will be automatically Transferred to a Trustee of a Trust for the benefit of one (1) or more Charitable Beneficiaries. In addition, the Company may redeem shares upon the terms and conditions specified by the Board in its sole discretion if the Board determines that ownership or a Transfer or other event may violate the restrictions described in (i) and (ii). Furthermore, upon the occurrence of certain events, attempted Transfers in violation of the restrictions described above may be void ab initio. All capitalized terms in this notice have the meanings defined in the Company’s charter, as the same may be amended from time to time, a copy of which, including the restrictions on transfer and ownership, will be furnished to each holder of Capital Stock on request and without charge. Requests for such a copy may be directed to the secretary of the Company at its principal office.

(j) NON-COMPLIANT TENDER OFFERS. No Stockholder may Transfer any shares of stock held by such Stockholder to a Person making a Non-Compliant Tender Offer unless such Stockholder shall have first offered such shares of stock to the Company, at a price equal to the greater of: (i) the Non-Compliant Tender Offer price and (ii) the following price, as applicable: (A) if the Company has an effective Share Repurchase Program at the time of such Non-Compliant Tender Offer, the price at which such shares would be able to be repurchased pursuant to the Share Repurchase Program, (B) if the Company does not have an effective Share Repurchase Program at the time of such Non- Compliant Tender Offer and it has not yet determined a net asset value per share, the price at which such shares would have been able to be repurchased pursuant to the Share Repurchase Program immediately prior to the suspension or termination of the Share Repurchase Program, or (C) if the Company does not have an effective Share Repurchase Program at the time of such Non-Compliant Tender Offer and it has determined a net asset value per share, a price equal to net asset value per share at such time as determined by the Board.

(iii) TRANSFER OF SHARES IN TRUST.

(a) OWNERSHIP IN TRUST. Upon any purported Transfer or other event described in Section 5.9(ii)(a)(II) that would result in a Transfer of shares of Capital Stock to a Trust, such shares shall

Exhibit B-14

be Transferred to the Trustee as trustee of a Trust for the exclusive benefit of one (1) or more Charitable Beneficiaries. Such Transfer to the Trustee shall be effective as of the close of business on the Business Day prior to the purported Transfer or other event that results in the Transfer to the Trust pursuant to Section 5.9(ii)(a)(II). The Trustee shall be appointed by the Company and shall be a Person unaffiliated with the Company and any Prohibited Owner. Each Charitable Beneficiary shall be designated by the Company as provided in Section 5.9(iii)(f).

(b) STATUS OF SHARES HELD BY THE TRUSTEE. Shares of Capital Stock held by the Trustee shall be issued and outstanding shares of Capital Stock. The Prohibited Owner shall have no rights in the shares held in trust by the Trustee. The Prohibited Owner shall not benefit economically from ownership of any shares held in trust by the Trustee, shall have no rights to dividends or other Distributions and shall not possess any rights to vote or other rights attributable to the shares held in the Trust.

(c) DIVIDEND AND VOTING RIGHTS. The Trustee shall have all voting rights and rights to dividends or other Distributions with respect to shares of Capital Stock held in the Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or other Distribution paid prior to the discovery by the Company that the shares have been Transferred to the Trustee shall be paid by the recipient of such dividend or other Distribution to the Trustee upon demand and any dividend or other Distribution authorized but unpaid shall be paid when due to the Trustee. Any dividend or other Distribution so paid to the Trustee shall be held in trust for the Charitable Beneficiary. The Prohibited Owner shall have no voting rights with respect to shares held in the Trust and, subject to Maryland law, effective as of the date that the shares have been Transferred to the Trustee, the Trustee shall have the authority (at the Trustee’s sole discretion) (i) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Company that the shares have been Transferred to the Trustee and (ii) to recast such vote in accordance with the desires of the Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Company has already taken irreversible corporate action, then the Trustee shall not have the authority to rescind and recast such vote. Notwithstanding the provisions of this Section 5.9, until the Company has received notification that shares have been Transferred into a Trust, the Company shall be entitled to rely on its stock Transfer and other stockholder records for purposes of preparing lists of Stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes and determining the other rights of Stockholders.

(d) SALE OF SHARES BY TRUSTEE. Within twenty (20) days of receiving notice from the Company that shares of Capital Stock have been Transferred to the Trust, the Trustee shall sell the shares held in the Trust to a Person, designated by the Trustee, whose ownership of the shares will not violate the ownership limitations set forth in Section 5.9(ii)(a)(I) or (II). Upon such sale, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section 5.9(iii)(d). The Prohibited Owner shall receive the lesser of (1) the price paid by the Prohibited Owner for the shares or, if the Prohibited Owner did not give value for the shares in connection with the event causing the shares to be held in the Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the shares on the day of the event causing the shares to be held in the Trust and (2) the price received by the Trustee from the sale or other disposition of the shares held in the Trust. The Trustee may reduce the amount payable to the Prohibited Owner by the amount of dividends and other Distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Trustee pursuant to Section 5.9(iii)(c). Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary. If, prior to the discovery by the Company that shares of Capital Stock have been Transferred to the Trustee, such shares are sold by a Prohibited Owner, then (i) such shares shall be deemed to have been sold on behalf of the Trust and (ii) to the extent that the Prohibited Owner received an amount for such shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 5.9, such excess shall be paid to the Trustee upon demand.

(e) PURCHASE RIGHT IN STOCK TRANSFERRED TO THE TRUSTEE. Shares of Capital Stock Transferred to the Trustee shall be deemed to have been offered for sale to the Company, or its designee, at a price per share equal to the lesser of (i) the price per share in the transaction that resulted in such Transfer to the Trust (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) and (ii) the Market Price on the date the Company, or its designee, accepts such offer. The

Exhibit B-15

Company may reduce the amount payable to the Prohibited Owner by the amount of dividends and other Distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Trustee pursuant to Section 5.9(iii)(c). The Company may pay the amount of such reduction to the Trustee for the benefit of the Charitable Beneficiary. The Company shall have the right to accept such offer until the Trustee has sold the shares held in the Trust pursuant to Section 5.9(iii)(d). Upon such a sale to the Company, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner.

(f) DESIGNATION OF CHARITABLE BENEFICIARIES. By written notice to the Trustee, the Company shall designate one (1) or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Trust such that (i) the shares of Capital Stock held in the Trust would not violate the restrictions set forth in Section 5.9(ii)(a)(I) or (II) in the hands of such Charitable Beneficiary and (ii) each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1) (A), 2055 and 2522 of the Code.

SECTION 5.10 SETTLEMENTS. Nothing in Section 5.9 shall preclude the settlement of any transaction entered into through the facilities of any national securities exchange or automated inter-dealer quotation system. The fact that the settlement of any transaction occurs shall not negate the effect of any provision of Sections 5.9, and any transfer in such a transaction shall be subject to all the provisions and limitations set forth in Section 5.9.

SECTION 5.11 SEVERABILITY. If any provision of Section 5.9 or any application of any such provision is determined to be void, invalid or unenforceable by any court having jurisdiction over the issue, the validity and enforceability of the remaining provisions of Section 5.9 shall not be affected and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court.

SECTION 5.12 ENFORCEMENT. The Company is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of Section 5.9.

SECTION 5.13 NON-WAIVER. No delay or failure on the part of the Company or the Board in exercising any right hereunder shall operate as a waiver of any right of the Company or the Board, as the case may be, except to the extent specifically waived in writing.

SECTION 5.14 REPURCHASE OF SHARES. The Board may establish, from time to time, a program or programs by which the Company voluntarily repurchases shares of Capital Stock from its Stockholders (a “Share Repurchase Program”); provided, however, that such repurchase does not impair the capital or operations of the Company. The Sponsor, the Advisor, the Directors or any Affiliates thereof may not receive any fees arising out of the repurchase of stock by the Company.

SECTION 5.15 DISTRIBUTION REINVESTMENT PLANS. The Board may establish, from time to time, a Distribution reinvestment plan or plans (each, a “Reinvestment Plan”). Under any such Reinvestment Plan, (i) all material information regarding Distributions to the Stockholders and the effect of reinvesting such Distributions, including the tax consequences thereof, shall be provided to the Stockholders not less often than annually and (ii) each Stockholder participating in such Reinvestment Plan shall have a reasonable opportunity to withdraw from the Reinvestment Plan not less often than annually after receipt of the information required in clause (i).

SECTION 5.16 PREEMPTIVE AND APPRAISAL RIGHTS. Except as may be provided by the Board in setting the terms of classified or reclassified shares of Capital Stock pursuant to Section 5.4 or as may otherwise be provided by contract approved by the Board, no holder of Capital Stock shall, as such holder, have any preemptive right to purchase or subscribe for any additional shares of Capital Stock or any other Security of the Company which it may issue or sell. Holders of Capital Stock shall not be entitled to exercise any rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the MGCL or any successor statute unless the Board, upon the affirmative vote of a majority of the Board, shall determine that such rights apply, with respect to all or any classes or series of stock, to one (1) or more transactions occurring after the date of such determination in connection with which holders of such shares would otherwise be entitled to exercise such rights.

Exhibit B-16

ARTICLE VI.
BOARD OF DIRECTORS

SECTION 6.1 NUMBER OF DIRECTORS. The business and affairs of the Company shall be managed under the direction of the Board of Directors. The number of Directors of the Company (the “Directors”) shall be three, which number may be increased or decreased from time to time pursuant to the Bylaws; provided, however, that the number of Directors shall not be fewer than three nor greater than ten. From and after the Commencement of the Initial Public Offering, a majority of the Board will be Independent Directors except for a period of up to sixty (60) days after the death, removal or resignation of an Independent Director pending the election of such Independent Director’s successor. The Company elects, at such time as it becomes eligible to make the election provided for under Section 3-804(c) of the MGCL, except as may be provided by the Board in setting the terms of any class or series of Preferred Shares, that any and all vacancies on the Board, may be filled only by the affirmative vote of a majority of the remaining Directors in office, even if the remaining Directors do not constitute a quorum, and any Director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which such vacancy occurred. Notwithstanding the foregoing sentence, Independent Directors shall nominate replacements for vacancies among the Independent Directors’ positions. No reduction in the number of Directors shall cause the removal of any Director from office prior to the expiration of his term. For the purposes of voting for Directors, each Share may be voted for as many individuals as there are Directors to be elected and for whose election the Share is entitled to be voted. Cumulative voting for Directors is prohibited.

The names of the three Directors who shall serve on the Board until the ~~first~~next annual meeting of the Stockholders and until their successors are duly elected and qualify, subject to an increase in the number of Directors prior to the first annual meeting of the Stockholders, are:

David Lichtenstein ~~Edwin~~
Michael J. ~~Glickman Shawn R. Tominus~~DeMarco
Steven Spinola

or such other Directors as elected or appointed in accordance with this Charter and the Bylaws.

SECTION 6.2 EXPERIENCE. Each Director shall have at least three years of relevant experience demonstrating the knowledge and experience required to successfully originate, acquire and manage the type of assets being originated, acquired and managed by the Company. At least one (1) of the Independent Directors shall have three years of relevant real estate experience, and at least one (1) of the Independent Directors shall be a financial expert with at least three years of relevant finance experience.

SECTION 6.3 COMMITTEES. Subject to the MGCL, the Board may establish such committees as it deems appropriate, in its discretion, provided that the majority of the members of each committee are Independent Directors. Any Audit Committee established by the Board shall be composed solely of Independent Directors.

SECTION 6.4 TERM. Each Director shall hold office for one (1) year, until the next annual meeting of Stockholders and until his successor is duly elected and qualifies. Directors may be elected to an unlimited number of successive terms.

SECTION 6.5 FIDUCIARY OBLIGATIONS. The Directors serve in a fiduciary capacity to the Company and have a fiduciary duty to the Stockholders, including a specific fiduciary duty to supervise the relationship of the Company with the Advisor.

SECTION 6.6 RESIGNATION, REMOVAL OR DEATH. Any Director may resign by delivering his resignation to the Board, the Chairman of the Board, the chief executive officer or the Secretary. Any resignation shall take effect immediately upon its receipt or at such later time specified in the resignation. Any Director or the entire Board may be removed from office with or without cause, by the affirmative vote of the holders of not less than a majority of the Shares then outstanding and entitled to vote generally in the election of Directors, subject to the rights of any Preferred Shares to elect or remove such Directors.

Exhibit B-17

ARTICLE VII.
POWERS OF THE BOARD OF DIRECTORS

SECTION 7.1 GENERAL. The business and affairs of the Company shall be managed under the direction of the Board. In accordance with the policies on investments and borrowing set forth in this Article VII and Article IX, the Board shall monitor the administrative procedures, investment operations and performance of the Company and the Advisor to assure that such policies are carried out. The Board may take any action that, in its sole judgment and discretion, is necessary or desirable to conduct the business of the Company. The Charter shall be construed with a presumption in favor of the grant of power and authority to the Board. Any construction of the Charter or determination made by the Board concerning its powers and authority hereunder shall be conclusive. The enumeration and definition of particular powers of the Board included in this Article VII shall in no way be limited or restricted by reference to or inference from the terms of this or any other provision of the Charter or construed or deemed by inference or otherwise in any manner to exclude or limit the powers conferred upon the Board under the general laws of the State of Maryland as now or hereafter in force.

SECTION 7.2 AUTHORIZATION BY BOARD OF STOCK ISSUANCE. The Board may authorize the issuance from time to time of shares of stock of any class or series, whether now or hereafter authorized, or securities or rights convertible into shares of stock of any class or series, whether now or hereafter authorized, for such consideration as the Board may deem advisable (including as compensation for the Independent Directors or without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in the Charter or the Bylaws; provided that the issuance of Preferred Shares shall be approved by a majority of the Independent Directors not otherwise interested in the transaction, who shall have access, at the Company’s expense, to the Company’s legal counsel or to independent legal counsel.

SECTION 7.3 FINANCINGS. The Board shall have the power and authority to borrow or, in any other manner, raise money for the purposes and on the terms it determines, which terms may (i) include evidencing the same by issuance of Securities of the Company and (ii) have such provisions as the Board may determine (a) to reacquire such Securities; (b) to enter into other contracts or obligations on behalf of the Company; (c) to guarantee, indemnify or act as surety with respect to payment or performance of obligations of any Person; and (d) to mortgage, pledge, assign, grant security interests in or otherwise encumber the Company’s assets to secure any such Securities of the Company, contracts or obligations (including guarantees, indemnifications and suretyships); and to renew, modify, release, compromise, extend, consolidate or cancel, in whole or in part, any obligation to or of the Company or participate in any reorganization of obligors to the Company.

SECTION 7.4 REIT QUALIFICATION. If the Company elects to qualify for federal income tax treatment as a REIT, the Board shall use its reasonable best efforts to take such actions as are necessary or appropriate to preserve the status of the Company as a REIT; however, if the Board determines that it is no longer in the best interests of the Company to attempt to, or continue to qualify as a REIT, the Board may revoke or otherwise terminate the Company’s REIT election pursuant to Section 856(g) of the Code. The Board also may determine that compliance with any restriction or limitation on stock ownership and transfers set forth in Section 5.9 of Article V is no longer required for REIT qualification.

SECTION 7.5 DETERMINATIONS BY BOARD. The determination as to any of the following matters, made by or pursuant to the direction of the Board consistent with the Charter, shall be final and conclusive and shall be binding upon the Company and every Stockholder: the amount of the net income of the Company for any period and the amount of assets at any time legally available for the payment of dividends, redemption of shares or the payment of other Distributions on shares; the amount of paid-in surplus, net assets, other surplus, annual or other cash flow, funds from operations, adjusted or modified funds from operations, net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); any interpretation or resolution of any ambiguity with respect to any provision of the Charter (including any of the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or other Distributions, qualifications or terms or conditions of redemption of any shares of any class or series of stock) or the Bylaws; the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Company or any shares of stock; the number of shares of stock of any class of the Company; any matter relating to the origination, acquisition, holding and disposition of any assets by the Company; the application of any provision of the Charter or Bylaws in the case of any ambiguity, including, without limitation: (i) any provision of the definitions of any of the following: Affiliate, Independent Director and Sponsor,

Exhibit B-18

(ii) which amounts paid to the Advisor or its Affiliates are asset-level expenses connected with the ownership of Real Estate-related assets, loans or other property, (iii) which expenses are excluded from the definition of Total Operating Expenses and (iv) whether expenses qualify as Organization and Offering Expenses; any interpretation of the terms and conditions of one or more agreements with any Person; any conflict between the MGCL ~~and the provisions set forth in the NASAA REIT Guidelines~~; or any other matter relating to the business and affairs of the Company or required or permitted by applicable law, the Charter or Bylaws or otherwise to be determined by the Board; provided, however, that any determination by the Board as to any of the preceding matters shall not render invalid or improper any action taken or omitted prior to such determination and no Director shall be liable for making or failing to make such a determination~~; and provided, further, that to the extent the Board determines that the MGCL conflicts with the provisions set forth in the NASAA REIT Guidelines, the NASAA REIT Guidelines control to the extent any provisions of the MGCL are not mandatory.~~.;

SECTION 7.6 STOCKHOLDER CONCURRENCE REQUIRED. Notwithstanding the foregoing, without concurrence of a majority of the outstanding shares of stock entitled to vote thereon, the Board may not (i) amend the Charter, except for amendments that do not adversely affect the rights, preferences and privileges of Stockholders (including amendments to provisions relating to Director qualifications, fiduciary duty, liability and indemnification, conflicts of interest, investment policies or investment restrictions), (ii) sell all or substantially all the Company’s assets other than in the ordinary course of the Company’s business or as otherwise permitted by law, (iii) cause the merger or similar reorganization of the Company except as permitted by law or (iv) dissolve or liquidate the Company, other than before the Company’s initial making of an Investment.

SECTION 7.7 VOTE OF MAJORITY OF INDEPENDENT DIRECTORS REQUIRED. Notwithstanding the foregoing, a majority of the Independent Directors must approve matters relating to: (i) the requirement that a majority of Directors and of Independent Directors review and ratify the Charter at or before the first meeting of the Board; (ii) the duty of the Board to establish written policies on investments and borrowing and to monitor the administrative procedures, investment operations and performance of the Company and the Advisor to assure that such policies are carried out; (iii) the Company’s minimum capitalization; (iv) the Advisory Agreement; (v) liability and indemnification; (vi) the reasonableness of the Company’s fees and expenses; (vii) limitations on Organization and Offering Expenses; (viii) limitations on Acquisition Fees and Acquisition Expenses; (ix) limitations on Total Operating Expenses; (x) limitations on commissions on the resale of Investments; (xi) limitations on incentive fees; (xii) Advisor compensation; (xiii) the Independent Directors’ periodic duty to review the Company’s investment policies; (xiv) the authority of a majority of the Independent Directors to select an Independent Valuer to determine the fair market value that the Company pays for Investments that it originates or acquires both (a) when a majority of the Independent Directors determines to appoint an Independent Valuer to determine fair market value in connection with any origination or acquisition by the Company and (b) whenever the Company acquires an Investment from the Advisor, the Directors, the Sponsor or their respective Affiliates; (xv) the restrictions and procedures contained herein relating to meetings of Stockholders; (xvi) the authority of holders of a majority of Shares present in person or by proxy at an annual meeting at which a quorum is present, without the necessity for concurrence by the Board, to vote to elect the Directors; (xvii) those requirements of any Reinvestment Plan that the Board establishes, relating to periodic distribution of certain material information to Stockholders and opportunity for participating Stockholders to withdraw; (xviii) the adoption of a Plan of Liquidation or a postponement thereof; and (xix) the requirement that a majority of Independent Directors must approve matters relating to the duties and restrictions enumerated in this Section 7.7.

ARTICLE VIII.
ADVISOR

SECTION 8.1 APPOINTMENT AND INITIAL INVESTMENT OF ADVISOR. The Board is responsible for setting the general policies of the Company and for the general supervision of its business conducted by officers, agents, employees, advisors or independent contractors of the Company. However, the Board is not required personally to conduct the business of the Company, and it may (but need not) appoint, employ or contract with any Person (including a Person Affiliated with any Director) as an Advisor and may grant or delegate such authority to the Advisor as the Board may, in its sole discretion, deem necessary or desirable. The term of retention of any Advisor shall not exceed one (1) year, although there is no limit to the number of times that a particular Advisor may be retained. The Sponsor or its Affiliates have made an Initial Investment of $200,000 in the Company. The Sponsor or any such Affiliate may not sell the Initial Investment while the Sponsor of any of its Affiliates remains a Sponsor but may transfer the Initial Investment to other Affiliates of the Sponsor.

Exhibit B-19

SECTION 8.2 SUPERVISION OF ADVISOR. The Board shall evaluate the performance of the Advisor before entering into or renewing an Advisory Agreement, and the criteria used in such evaluation shall be reflected in the minutes of the meetings of the Board. The Board may exercise broad discretion in allowing the Advisor to administer and regulate the operations of the Company, to act as agent for the Company, to execute documents on behalf of the Company and to make executive decisions that conform to general policies and principles established by the Board. The Board shall monitor the Advisor to assure that the administrative procedures, operations and programs of the Company are in the best interests of the Stockholders and are fulfilled. The Independent Directors are responsible for reviewing the total fees and expenses of the Company at least annually or with sufficient frequency to determine that the expenses incurred are reasonable in light of the investment performance of the Company, its Net Assets, its Net Income and the fees and expenses of other comparable unaffiliated REITs. Each such determination shall be reflected in the minutes of the meetings of the Board. The Independent Directors also will be responsible for reviewing, from time to time and at least annually, the performance of the Advisor and determining that compensation to be paid to the Advisor is reasonable in relation to the nature and quality of services performed. The Independent Directors shall also supervise the performance of the Advisor and the compensation paid to the Advisor by the Company in order to determine that the provisions of the Advisory Agreement are being carried out. ~~Specifically, the Independent Directors will consider factors such as (i) the amount of the fee paid to the Advisor in relation to the size, composition and performance of the Investments, (ii) the success of the Advisor in generating opportunities that meet the investment objectives of the Company, (iii) rates charged to other REITs and to investors other than REITs by advisors performing the same or similar services, (iv) additional revenues realized by the Advisor and its Affiliates through their relationship with the Company, including loan administration, underwriting or broker commissions, servicing, and other fees, whether paid by the Company or by others with whom the Company does business, (v) the quality and extent of service and advice furnished by the Advisor, the performance of the Investments, including income, conservation or appreciation of capital, frequency of problem investments and competence in dealing with distress situations, and (vii) the quality of the Investments relative to the investments generated by the Advisor for its own account. The Independent Directors may also consider all other~~The Independent Directors shall consider all factors that they deem relevant, and the findings of the Independent Directors on each of the factors considered shall be recorded in the minutes of the Board. The Board shall determine whether any successor Advisor possesses sufficient qualifications to perform the advisory function for the Company and whether the compensation provided for in its contract with the Company is justified.

SECTION 8.3 FIDUCIARY OBLIGATIONS. The Advisor shall have a fiduciary responsibility and duty to the Company and to the Stockholders.

SECTION 8.4 AFFILIATION AND FUNCTIONS. The Board, by resolution or in the Bylaws, may provide guidelines, provisions or requirements concerning the affiliation and functions of the Advisor.

SECTION 8.5 TERMINATION. Either a majority of the Independent Directors or the Advisor may terminate the Advisory Agreement on sixty days’ written notice without cause or penalty, and, in such event, the Advisor will cooperate with the Company and the Board in making an orderly transition of the advisory function.

SECTION 8.6 DISPOSITION FEE ON SALE OF INVESTMENTS. The Company may pay the Advisor or any of its Affiliates a disposition fee upon Sale of one (1) or more Investments, in an amount equal to three percent (3%) of the sales price of such Investment or Investments. Payment of such fee may be made only if the Advisor or Affiliate provides a substantial amount of services in connection with the Sale of an Investment or Investments, as determined by a majority of the Independent Directors. In addition, the amount paid when added to all other fees paid to unaffiliated parties in connection with such Sale shall not exceed the lesser of the Competitive Real Estate Commission or an amount equal to six percent (6%) of the sales price of such Investment or Investments.

SECTION 8.7 INCENTIVE FEES. The Company may pay the Advisor or its Affiliates an interest in the gain from the Sale of Investments, for which full consideration is not paid in cash or property of equivalent value, provided the amount or percentage of such interest is reasonable. Such an interest in gain from the Sale of Investments shall be considered presumptively reasonable if it does not exceed fifteen percent (15%) of the balance of such net proceeds remaining after payment to Stockholders, in the aggregate, of an amount equal to one hundred percent (100%) of Invested Capital, plus an amount equal to eight percent (8%) of the Invested Capital per annum cumulative. In the case of multiple Advisors, such Advisor and any of their Affiliates shall be allowed such fees provided such fees are distributed by a proportional method reasonably designed to reflect the value added to the Investments by each respective Advisor or any Affiliate thereof.

Exhibit B-20

SECTION 8.8 ORGANIZATION AND OFFERING EXPENSES LIMITATION. The Company shall reimburse the Advisor and its Affiliates for Organization and Offering Expenses incurred by the Advisor or its Affiliates; provided, however, that the total amount of all Organization and Offering Expenses shall be reasonable and shall in no event exceed fifteen percent (15%) of the Gross Proceeds of each Offering.

SECTION 8.9 ACQUISITION FEES. The Company may pay the Advisor and its Affiliates fees for the review and evaluation of potential Investments; provided, however, that the total of all Acquisition Fees and Acquisition Expenses shall be reasonable, and shall not exceed an amount equal to five percent (5%) of the Funding Amount; provided further, however, that a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in the transaction may approve fees and expenses in excess of these limits if they determine the transaction to be commercially competitive, fair and reasonable to the Company.

SECTION 8.10 ANNUAL SUBORDINATED PERFORMANCE FEE. Subject to Section 8.7, the Company may pay the Advisor an Annual Subordinated Performance Fee (“Annual Subordinated Performance Fee”) calculated on the basis of the Company’s annual return to holders of Common Shares, payable annually in arrears, for any year in which holders of Common Shares receive payment of an eight percent (8%) annual cumulative, pre-tax, non-compounded return on their respective pro rata shares of Invested Capital, in an amount equal to fifteen percent (15%) of the amount in excess of such eight percent (8%) annual return; provided, however, that the Annual Subordinated Performance Fee shall not exceed ten percent (10%) of the aggregate return paid to holders of Common Shares for the applicable year; provided further, however, that the Annual Subordinated Performance Fee will not be paid unless and until holders of Common Shares receive a return of their respective pro rata shares of Invested Capital. The Annual Subordinated Performance Fee shall be payable only from Net Sales Proceeds.

SECTION 8.11 REIMBURSEMENT FOR TOTAL OPERATING EXPENSES. The Company may reimburse the Advisor, at the end of each fiscal quarter, for Total Operating Expenses incurred by the Advisor; provided, however, that the Company shall not reimburse the Advisor at the end of any fiscal quarter for Total Operating Expenses that, in the four consecutive fiscal quarters then ended, exceed the greater of two percent (2%) of Average Invested Assets or twenty-five percent (25%) of Net Income (the “2%/25% Guidelines”) for such year. The Independent Directors shall have the fiduciary responsibility of limiting Total Operating Expenses to amounts that do not exceed the 2%/25% Guidelines unless they have made a finding that, based on such unusual and non-recurring factors that they deem sufficient, a higher level of expenses (an “Excess Amount”) is justified. Any such finding and the reasons in support thereof shall be reflected in the minutes of the meetings of the Board. Within sixty (60) days after the end of any fiscal quarter of the Company for which there is an Excess Amount which the Independent Directors conclude was justified and reimbursable to the Advisor, there shall be sent to the Stockholders a written disclosure of such fact, together with an explanation of the factors the Independent Directors considered in determining that such Excess Amount was justified. If the Independent Directors do not determine that excess expenses are justified, the Advisor shall reimburse the Company at the end of the twelve month period the amount by which the annual expenses paid or incurred by the Company exceeded the 2%/25% Guidelines.

SECTION 8.12 REIMBURSEMENT LIMITATION. The Company shall not reimburse the Advisor or its Affiliates for services for which the Advisor or its Affiliates are entitled to compensation in the form of a separate fee.

ARTICLE IX.
INVESTMENT OBJECTIVES AND LIMITATIONS

SECTION 9.1 REVIEW OF OBJECTIVES. The Independent Directors shall review the investment policies of the Company with sufficient frequency (not less often than annually) to determine that the policies being followed by the Company are in the best interests of the Stockholders. Each such determination and the basis therefor shall be set forth in the minutes of the meetings of the Board.

SECTION 9.2 CERTAIN PERMITTED INVESTMENTS.

(i) The Company may make Investments.

(ii) Subject to the provisions of Section 9.3, the Company may invest in equity securities.

Exhibit B-21

SECTION 9.3 INVESTMENT LIMITATIONS. In addition to other investment restrictions imposed by the Board from time to time, consistent with the Company’s objective of qualifying as a REIT, the following shall apply to the Company’s investments:

(i) Not more than ten percent (10%) of the Company’s total assets shall be invested in Unimproved Real Property or mortgage loans on Unimproved Real Property.

(ii) The Company shall not invest in commodities or commodity future contracts. This limitation is not intended to apply to futures contracts, when used solely for hedging purposes in connection with the Company’s ordinary business of investing in Real Estate-related assets and Mortgages.

(iii) Except for those Mortgages insured or guaranteed by a government or government agency, the Company shall not invest in or make any Mortgage, unless an appraisal is obtained concerning the underlying property. In a transaction in which a majority of the Independent Directors so determine, and in any transaction with the Advisor, the Sponsor, any Director or any Affiliate thereof, such appraisal will be obtained from an independent appraiser concerning the underlying property. Such appraisal shall be maintained in the Company’s records for at least five (5) years and shall be available for inspection and duplication by any holder of Common Shares for a reasonable charge. In addition to the appraisal, a mortgagee’s or owner’s title insurance policy or commitment as to the priority of the Mortgage or condition of the title must be obtained.

(iv) The Company shall not make or invest in any Mortgage, including a construction loan, on any one (1) property if the aggregate amount of all mortgage loans outstanding on the property, including the loans of the Company, would exceed an amount equal to eighty-five percent (85%) of the appraised value of the property as determined by appraisal, unless substantial justification exists because of the presence of other underwriting criteria. For purposes of this subsection, the “aggregate amount of all mortgage loans outstanding on the property, including the loans of the Company” shall include all interest (excluding contingent participation in income and/or appreciation in value of the mortgaged property), the current payment of which may be deferred pursuant to the terms of such loans, to the extent that deferred interest on each loan exceeds five percent (5%) per annum of the principal balance of the loan.

(v) The Company shall not invest in indebtedness secured by a mortgage on Real Property which is subordinate to liens or other indebtedness or equity interests of the Advisor, the Sponsor, any Director or any Affiliate of the Company.

(vi) The Company shall not issue (A) equity Securities redeemable solely at the option of the holder (except that Stockholders may offer their Common Shares to the Company pursuant to any Share Repurchase Program adopted by the Board on terms outlined in the Prospectus relating to any Offering, as such plan is thereafter amended in accordance with its terms); (B) debt Securities unless the historical debt service coverage (in the most recently completed fiscal year) as adjusted for known changes is sufficient to properly service that higher level of debt; (C) equity Securities on a deferred payment basis or under similar arrangements; (D) options or warrants to purchase shares of Capital Stock to the Advisor, the Directors, the Sponsor or any Affiliate thereof except on the same terms as such options or warrants, if any, are sold to the general public; or (E) equity securities that are assessable after the receipt of the consideration for which the Board authorized their issuance. The foregoing restrictions shall not prevent the Company from issuing options or warrants to the Advisor, the Directors, the Sponsor or any Affiliate thereof at exercise prices not less than the fair market value of the underlying Securities on the date of grant and for consideration (which may include services) that in the judgment of the Independent Directors has a market value not less than the value of such option or warrant on the date of grant. Options or warrants issuable to the Advisor, the Directors, the Sponsor or any Affiliate thereof shall not exceed ten percent (10%) of the outstanding Shares on the date of grant. The voting rights per Share (other than any publicly held Share) sold in a private offering shall not exceed the voting rights which bear the same relationship to the voting rights of a publicly held Share as the consideration paid to the Company for each privately offered Share bears to the book value of each outstanding publicly held Share.

(vii) A majority of the Directors or a majority of the members of a duly authorized committee of the Board shall authorize the consideration to be paid for an Investment, ordinarily based on the fair market value of the Investment. If a majority of the Independent Directors on the Board or such duly

Exhibit B-22

authorized committee determine, or if the Investment is acquired from the Advisor, a Director, the Sponsor or their Affiliates, such fair market value shall be determined by an Independent Valuer selected by such Independent Directors. The Advisor may originate or acquire an Investment on behalf of the Company without seeking the prior written consent of the Board if and to the extent that:

(a) The aggregate purchase price of such Investment (other than an Investment acquired from the Advisor, a Director, the Sponsor or their Affiliates, in which case the approval of the Independent Directors will be required) is less than $15,000,000;

(b) The origination or acquisition of such Investment would not, if consummated, violate or conflict with the investment guidelines of the Company as set forth in the Company’s Prospectus as filed with the Securities and Exchange Commission;

(c) The origination or acquisition of such Investment would not, if consummated, violate the limitations on borrowing contained in Section 9.3(xvii); and

(d) The consideration to be paid for such Investment does not exceed the fair market value of such Investment, as determined by an Independent Valuer selected in good faith by the Advisor and acceptable to the Independent Directors.

(viii) The Company will continually review its investment activity to attempt to ensure that it is not classified as an “investment company” under the Investment Company Act of 1940, as amended.

(ix) The Company will not make any Investment that the Company believes will be inconsistent with its objectives of qualifying and remaining qualified as a REIT unless and until the Board determines, in its sole discretion, that REIT qualification is not in the best interests of the Company.

(x) The Company shall not invest in real estate contracts of sale unless such contracts are in recordable form and appropriately recorded in the chain of title.

(xi) The Company will not, directly or indirectly, including through any subsidiary, extend or maintain credit, arrange for the extension of credit, or renew an extension of credit, in the form of a personal loan to or for any of the Directors or any of the Company’s executive officers.

(xii) The Company will not invest in any equity securities (including any preferred equity securities) of another entity, unless (A) such equity securities are of a REIT or other real estate operating company; (B) such equity securities are traded on a national securities exchange (which category does not include equity securities that are included for quotation on an inter-dealer quotation system); or (C) a majority of Directors not otherwise interested in the transaction, including a majority of Independent Directors not otherwise interested in the transaction, approves the transaction as being fair, competitive and commercially reasonable. Investments in entities Affiliated with the Advisor, the Sponsor, any Director, or any of their Affiliates shall be subject to the restrictions on joint venture investments set forth in Section 10.3(iii).

(xiii) The Company shall not engage in any short sale.

(xiv) The Company shall not engage in trading, as opposed to investment activities.

(xv) The Company shall not engage in underwriting activities or distribute, as agent, securities issued by others.

(xvi) The Company shall not invest in foreign currency or bullion.

(xvii) The aggregate amount of borrowing shall not exceed three hundred percent (300%) of the Company’s Net Assets as of the date of the borrowing, which is generally expected to be approximately seventy-five percent (75%) of the cost of the Company’s Investments, unless the excess is approved by a majority of the Independent Directors and disclosed to the Stockholders in the Company’s next quarterly report to Stockholders following such borrowing along with justification for such excess. This limitation, however, shall not apply to individual Investments.

Exhibit B-23

(xviii) The Company shall not acquire securities in any entity holding investments or engaging in activities prohibited by the restrictions on investments set forth in the foregoing clauses (i) through (xvii) of this Section 9.3.

ARTICLE X.
CONFLICTS OF INTEREST

SECTION 10.1 SALES TO THE COMPANY. The Company may purchase Investments from the Sponsor, the Advisor, a Director or any Affiliate thereof upon a finding by a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction (i) that such transaction is fair and reasonable to the Company and (ii) that such transaction is at a price to the Company no greater than the cost of the Investment to such Sponsor, Advisor, Director or Affiliate or, if the price to the Company is in excess of such cost, substantial justification exists for the excess and the excess is reasonable. In no event shall the purchase price paid by the Company for any such Investment exceed the Investment’s current value as determined by an Independent Valuer.

SECTION 10.2 SALES TO THE SPONSOR, ADVISOR, DIRECTORS OR AFFILIATES. An Advisor, the Sponsor, a Director or any Affiliate thereof may only purchase Investments from the Company if a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction determine that the transaction is fair and reasonable to the Company.

SECTION 10.3 OTHER TRANSACTIONS.

(i) The Company shall not engage in any other transaction with the Sponsor, a Director, the Advisor or any Affiliates thereof unless a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such transaction approve such transaction as fair and reasonable to the Company and on terms and conditions not less favorable to the Company than those available from unaffiliated third parties.

(ii) The Company shall not make loans to the Sponsor, the Advisor, a Director or any Affiliates thereof except Mortgages pursuant to Section 9.3(iii) or loans to wholly owned subsidiaries of the Company. The Sponsor, the Advisor, the Directors and any Affiliates thereof shall not make loans to the Company, or to Joint Ventures, unless approved by a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such transaction as fair, competitive, and commercially reasonable, and no less favorable to the Company than comparable loans between unaffiliated parties.

(iii) The Company may enter into Joint Ventures with the Sponsor, the Advisor, a Director and any Affiliates thereof, provided that (a) a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction approves the transaction as being fair and reasonable to the Company and (b) the investment by the Company is on substantially the same terms as those received by other joint venturers.

SECTION 10.4 CONFLICT RESOLUTION PROCEDURES.

(a) Before the Advisor may take advantage of an investment opportunity for its own account or recommend it to others, the Advisor is obligated to present such opportunity to the Company if (i) such opportunity is compatible with the Company’s investment objectives and policies, (ii) such opportunity is of a character which could be taken by the Company, and (iii) the Company has the financial resources to take advantage of such opportunity.

(b) If an investment opportunity becomes available that is suitable for both the Company and a public or private entity with which the Advisor or its Affiliates are affiliated for which both entities have sufficient uninvested funds, and the requirements of Section 10.4(a) have been satisfied, then the entity that has had uninvested funds for the longest period of time will first be offered the investment opportunity. An investment opportunity will not be considered suitable for an entity if the 2%/25% Guidelines could not be satisfied if the entity were to make the investment. In determining whether or not an investment opportunity is suitable for more than one entity, the Board and the Advisor will examine such factors, among others, as the cash requirements of each entity, the effect of the origination or acquisition both on diversification of each entity’s investments, the policy of each entity relating to leverage, the anticipated cash flow of each entity, the income tax effects of the origination or acquisition to each entity, the size of the investment and

Exhibit B-24

the amount of funds available to each program and the length of time such funds have been available for investment. If a subsequent development, such as a delay in the closing of the origination or acquisition, causes any such investment, in the opinion of the Board and the Advisor, to be more appropriate for an entity other than the entity that committed to make the investment, then the Advisor may determine that the other entity affiliated with the Advisor or its Affiliates will make the investment. It shall be the duty of the Board, including the Independent Directors, to ensure that the method used by the Advisor for the allocation of investment opportunities among two or more affiliated programs seeking to originate or acquire similar types of Investments is applied fairly to the Company.

ARTICLE XI.
STOCKHOLDERS

SECTION 11.1 MEETINGS OF STOCKHOLDERS. There shall be an annual meeting of the Stockholders, to be held on such date and at such time and place as shall be determined by or in the manner prescribed in the Bylaws, at which the Directors shall be elected and any other proper business may be conducted. The annual meeting will be held upon reasonable notice on a date that is within a reasonable period of time following the distribution of the Company’s annual report to Stockholders, but not less than thirty (30) days after delivery of such report. The Directors, including the Independent Directors, shall take reasonable steps to ensure that such notice is provided. The holders of a majority of Shares entitled to vote, present in person or by proxy, at an annual meeting at which a quorum is present may, without the necessity for concurrence by the Board, vote to elect the Directors. ~~A quorum shall be the presence in person or by proxy of Stockholders entitled to cast at least fifty percent (50%) of all the votes entitled to be cast at such meeting on any matter.~~ Special meetings of Stockholders may be called in the manner provided in the Bylaws, including by the Chairman of the Board, the President, the Chief Executive Officer, a majority of the Directors or a majority of the Independent Directors, and shall be called by the Secretary of the Company to act on any matter that may properly be considered at a meeting of Stockholders upon written request of Stockholders entitled to cast not less than ten percent (10%) of all votes entitled to be cast on such matter at such meeting. The written request must be delivered in person or by mail and must state the purpose of the meeting and the matters proposed to be acted upon at the meeting. Within ten (10) days after receipt of such written request, either in person or by mail, the secretary of the Company shall provide all Stockholders with written notice, either in person or by mail, of such meeting and the purpose of such meeting. Simultaneously with the receipt of the request, the Company shall inform the Stockholders requesting the special meeting of the reasonably estimated cost of preparing and mailing a notice of the proposed meeting and request payment accordingly. Notwithstanding anything to the contrary herein, such meeting shall be held not less than fifteen (15) days nor more than sixty (60) days after the Secretary’s delivery of such notice. Subject to the foregoing sentence, if the meeting is called by written request of Stockholders as described in this Section 11.1, such meeting shall be held at the time and place specified in the Stockholders’ request; provided, however, that if none is so specified, such meeting shall be held at a time and place convenient to the Stockholders. If there are no Directors, the Secretary of the Company shall promptly call a special meeting of the Stockholders entitled to vote for the election of successor Directors. Any meeting may be adjourned and reconvened as the Board may determine or as otherwise provided in the Bylaws. Without the approval of a majority of the shares of stock entitled to vote on the matter, the Board may not (i) amend the Charter to materially and adversely affect the rights, preferences and privileges of the Stockholders; (ii) amend provisions of the Charter relating to director qualifications, fiduciary duties, liability and indemnification, conflicts of interest, investment policies or investment restrictions; (iii) liquidate or dissolve the Company other than before the initial making of an Investment; (iv) sell all or substantially all the Company’s assets other than in the ordinary course of business or as otherwise permitted by law; or (v) cause the merger or similar reorganization of the Company except as permitted by law.

SECTION 11.2 VOTING RIGHTS OF STOCKHOLDERS. Subject to the provisions of any class or series of shares of stock then outstanding and the mandatory provisions of any applicable laws or regulations, the Stockholders shall be entitled to vote only on the following matters: (a) election or removal of Directors, without the necessity for concurrence by the Board, as provided in Sections 6.1, 6.4, 6.6 and 11.1; (b) amendment of the Charter, without the necessity for concurrence by the Board unless Maryland law otherwise requires such concurrence, as provided in Article XIII; (c) dissolution of the Company, without the necessity for concurrence by the Board unless Maryland law otherwise requires such concurrence; (d) to the extent required under Maryland law, merger or consolidation of the Company or the sale or other disposition of all or substantially all the Company’s assets; and (e) such other matters with respect to which the Board has adopted a resolution declaring that a proposed action is

Exhibit B-25

advisable and directing that the matter be submitted to the Stockholders for approval or ratification. Except with respect to the foregoing matters, no action taken by the Stockholders at any meeting shall in any way bind the Board. Without the approval of a majority of the shares of stock entitled to vote on the matter, the Board may not (i) amend the Charter to materially and adversely affect the rights, preferences and privileges of the Stockholders; (ii) amend provisions of the Charter relating to director qualifications, fiduciary duties, liability and indemnification, conflicts of interest, investment policies or investment restrictions; (iii) liquidate or dissolve the Company other than before the initial making of an Investment; (iv) sell all or substantially all the Investments other than in the ordinary course of business or as otherwise permitted by law; or (v) cause the merger or similar reorganization of the Company except as permitted by law.

SECTION 11.3 EXTRAORDINARY ACTIONS. Notwithstanding any provision of law permitting or requiring any action to be taken or approved by the affirmative vote of the holders of shares of stock entitled to cast a greater number of votes, any such action shall be effective and valid if declared advisable by the Board and taken or approved by the affirmative vote of Stockholders entitled to cast a majority of all the votes entitled to be cast on the matter.

SECTION 11.4 VOTING LIMITATIONS ON SHARES HELD BY THE ADVISOR, DIRECTORS AND AFFILIATES. With respect to shares of stock owned by the Advisor, any Director or any of their Affiliates, neither the Advisor, nor such Director(s), nor any of their Affiliates may vote or consent on matters submitted to the Stockholders regarding the removal of the Advisor, such Director(s) or any of their Affiliates or any transaction between the Company and any of them. In determining the requisite percentage in interest of shares necessary to approve a matter on which the Advisor, such Director(s) and any of their Affiliates may not vote or consent, any shares owned by any of them shall not be included.

SECTION 11.5 RIGHT OF INSPECTION. Any Stockholder and any designated representative thereof shall be permitted access to the records of the Company and may inspect them at all reasonable times. Any Stockholder may copy any of those records for a reasonable charge. Access for the purpose of inspecting the Company’s books and records by the office or agency administering the securities laws of a jurisdiction shall be provided upon reasonable notice and during normal business hours.

SECTION 11.6 ACCESS TO STOCKHOLDER LIST. An alphabetical list of the names~~,~~ and addresses ~~and telephone numbers~~ of the Stockholders, along with the number of shares of stock held by each of them (the “Stockholder List”), shall be maintained as part of the books and records of the Company and shall be available for inspection by any Stockholder or the Stockholder’s designated agent at the home office of the Company upon the request of the Stockholder. ~~The Stockholder List shall be updated at least quarterly to reflect changes in the information contained therein. A copy of the Stockholder List shall be mailed to any Stockholder so requesting within ten days of receipt by the Company of the request. The copy of the Stockholder List shall be printed in alphabetical order, on white paper, and in a readily readable type size (in no event smaller than 10-point type). The Company may impose a reasonable charge for expenses incurred in reproduction pursuant to the Stockholder request. The purposes for which a Stockholder may request a copy of the Stockholder List include, without limitation, matters relating to Stockholders’ voting rights, and the exercise of Stockholder rights under federal proxy laws~~ Each Stockholder who receives a copy of the Stockholder List shall keep such list confidential and share such list only with its employees, representatives or agents who agree in writing maintain the confidentiality of the Stockholder List.

~~If the Advisor or the Board neglects or refuses to exhibit, produce or mail a copy of the Stockholder List as requested, the Advisor and/or the Board, as the case may be, shall be liable to any Stockholder requesting the Stockholder List for the costs, including reasonable attorneys’ fees, incurred by that Stockholder for compelling the production of the Stockholder List, and for actual damages suffered by any Stockholder by reason of such refusal or neglect. It shall be a defense that the actual purpose and reason for the requests for inspection or for a copy of the Stockholder List is to secure the Stockholder List or other information for the purpose of selling the Stockholder List or copies thereof, or of using the same for a commercial purpose, other than in the interest of the applicant as a Stockholder relative to the affairs of the Company. The Company may require the Stockholder requesting the Stockholder List to represent that the Stockholder List is not requested for a commercial purpose unrelated to the Stockholder’s interest in the Company. The remedies provided hereunder to Stockholders requesting copies of the Stockholder List are in addition to, and shall not in any way limit, other remedies available to Stockholders under federal law, or the laws of any state.~~

Exhibit B-26

~~SECTION 11.7 REPORTS. The Directors, including the Independent Directors, shall take reasonable steps to insure that the Company shall cause to be prepared and mailed or delivered to each Stockholder as of a record date after the end of the fiscal year and each holder of other publicly held Securities within one hundred twenty (120) days after the end of the fiscal year to which it relates an annual report for each fiscal year ending after the Commencement of the Initial Public Offering that shall include: (i) financial statements prepared in accordance with generally accepted accounting principles which are audited and reported on by independent certified public accountants; (ii) the ratio of the costs of raising capital during the period to the capital raised; (iii) the aggregate amount of advisory fees and the aggregate amount of other fees paid to the Advisor and any Affiliate of the Advisor by the Company and including fees or charges paid to the Advisor and any Affiliate of the Advisor by third parties doing business with the Company; (iv) the Total Operating Expenses of the Company, stated as a percentage of Average Invested Assets and as a percentage of Net Income; (v) a report from the Independent Directors that the policies being followed by the Company are in the best interests of the Stockholders and the basis for such determination; and (vi) separately stated, full disclosure of all material terms, factors and circumstances surrounding any and all transactions involving the Company, the Directors, the Advisors, the Sponsors and any Affiliate thereof occurring in the year for which the annual report is made, and the Independent Directors shall be specifically charged with a duty to examine and comment in the report on the fairness of such transactions.~~

SECTION 11.7 [RESERVED]

SECTION 11.8 TENDER OFFERS. If any Person makes a tender offer, including, without limitation, a “mini-tender” offer, such Person must comply with all the provisions of Regulation 14D of the Exchange Act, including, without limitation, disclosure and notice requirements, that would be applicable if the tender offer was for more than five percent (5%) of the outstanding shares of the stock of the Company; provided, however, that unless otherwise required by the Exchange Act, such documents are not required to be filed with the Securities and Exchange Commission. In addition, any such Person must provide notice to the Company at least 10 business days prior to initiating any such tender offer. Any Person who initiates a tender offer without complying with the provisions of Regulation 14D (such tender offer, a “Non-Compliant Tender Offer”) shall be responsible for all expenses incurred by the Company in connection with the enforcement of the provisions of this Section 11.8, including, without limitation, expenses incurred in connection with the review of all documents related to such tender offer. In addition, the Company may seek injunctive relief, including, without limitation, a temporary or permanent restraining order, in connection with any Non-Compliant Tender Offer. This Section 11.8 shall be of no force or effect with respect to any Shares that are then Listed.

ARTICLE XII.
LIABILITY OF STOCKHOLDERS, DIRECTORS, ADVISORS AND AFFILIATES

SECTION 12.1 LIMITATION OF STOCKHOLDER LIABILITY. No Stockholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to the Company by reason of being a Stockholder, nor shall any Stockholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any Person in connection with the Company’s assets or the affairs of the Company by reason of being a Stockholder. All Shares issued to Stockholders shall be non-assessable.

SECTION 12.2 LIMITATION OF DIRECTOR AND OFFICER LIABILITY; INDEMNIFICATION.

(a) Subject to the limitations set forth under Maryland law or in paragraph (c) or (d) below, no Director or officer of the Company shall be liable to the Company or its Stockholders for money damages. Neither the amendment nor repeal of this Section 12.2(a), nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Section 12.2(a), shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

(b) Subject to the limitations set forth under Maryland law or in paragraph (c) or (d) below, the Company shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (i) any individual who is a present or former Director or officer of the Company and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity, (ii) any individual who, while a Director or officer of the Company and at the request of the Company, serves or has served as a director, officer, partner, member, manager or trustee of another corporation, real estate

Exhibit B-27

investment trust, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity or (iii) the Advisor or any of its Affiliates acting as an agent of the Company. The rights of a Director or officer to indemnification and advance of expenses provided hereby shall vest immediately upon election of such Director or officer. The Company may, with the approval of the Board or any duly authorized committee thereof, provide such indemnification and advance for expenses to a Person who served a predecessor of the Company in any of the capacities described in (i) or (ii) and to any employee or agent of the Company or a predecessor of the Company. The Board may take such action as is necessary to carry out this Section 12.2(b). No amendment of the Charter or repeal of any of its provisions shall limit or eliminate the right of indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

(c) Notwithstanding anything to the contrary contained in paragraph (a) or (b), the Company shall not provide for indemnification of a Director, the Advisor or any Affiliate of the Advisor (the “Indemnitee”) for any liability or loss suffered by any of them and the Company shall not provide that an Indemnitee be held harmless for any loss or liability suffered by the Company, unless all the following conditions are met:

(i) The Indemnitee has determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Company.

(ii) The Indemnitee was acting on behalf of or performing services for the Company.

(iii) Such liability or loss was not the result of (A) negligence or misconduct, in the case that the Indemnitee is a Director (other than an Independent Director), the Advisor or an Affiliate of the Advisor or (B) gross negligence or willful misconduct, in the case that the Indemnitee is an Independent Director.

(iv) Such indemnification or agreement to hold harmless is recoverable only out of Net Assets and not from the Stockholders.

(d) Notwithstanding anything to the contrary contained in paragraph (a) or (b), the Company shall not provide indemnification for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by an Indemnitee, unless one (1) or more of the following conditions is met: (i) there has been a successful adjudication on the merits of each count involving alleged material securities law violations as to the Indemnitee; (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the Indemnitee; or (iii) a court of competent jurisdiction has approved a settlement of the claims against the Indemnitee, and found that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the Securities and Exchange Commission and of the published position of any state securities regulatory authority of a jurisdiction in which Securities were offered or sold as to indemnification for violations of securities laws.

SECTION 12.3 PAYMENT OF EXPENSES. The Company may pay or reimburse reasonable legal expenses and other costs incurred by an Indemnitee in advance of final disposition of a proceeding only if: (i) the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Company, (ii) the Indemnitee provides the Company with a written affirmation of the Indemnitee’s good faith belief that the Indemnitee has met the standard of conduct necessary for indemnification by the Company as authorized by Section 12.2, (iii) the proceeding is initiated by a third party who is not a Stockholder or, if by a Stockholder acting in his, her or its capacity as such, a court of competent jurisdiction approves such advancement and (iv) the Indemnitee provides the Company with a written undertaking to repay the amount paid or reimbursed by the Company, together with the applicable legal rate of interest, if it is ultimately determined that the Indemnitee did not comply with the requisite standard of conduct.

SECTION 12.4 EXPRESS EXCULPATORY CLAUSES IN INSTRUMENTS. Neither the Stockholders nor the Directors, officers, employees or agents of the Company shall be liable under any written instrument creating an obligation of the Company by reason of their being Stockholders, Directors, officers, employees or agents of the Company, and all Persons shall look solely to the Company’s assets for the payment of any claim under or for the performance of that instrument. The omission of the foregoing exculpatory language from any instrument shall

Exhibit B-28

not affect the validity or enforceability of such instrument and shall not render any Stockholder, Director, officer, employee or agent of the Company liable thereunder to any third party, nor shall the Directors or any officer, employee or agent of the Company be liable to anyone as a result of such omission.

ARTICLE XIII.
AMENDMENTS

The Company reserves the right from time to time to make any amendment to its Charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the Charter, of any outstanding Shares. All rights and powers conferred by the Charter on Stockholders, Directors and officers are granted subject to this reservation. Except for amendments permitted to be made without Stockholder approval under Maryland law or by specific provision in this Charter, any amendment to the Charter shall be valid only if approved by the affirmative vote of a majority of all votes entitled to be cast on the matter, including, without limitation, (i) any amendment which would adversely affect the rights, preferences and privileges of the Stockholders and (ii) any amendment to Sections 6.2, 6.5 and 6.6 of Article VI, Article IX, Article X, Article XII, Article XIV, ~~Article XV~~ and this Article XIII (or any other amendment of the Charter that would have the effect of amending such sections).

ARTICLE XIV.
ROLL-UP TRANSACTIONS

(i) In connection with any proposed Roll-Up Transaction, a valuation of all the Company’s assets shall be obtained from a competent Independent Valuer. The Company’s assets shall be valuated on a consistent basis, and the valuation shall be based on the evaluation of all relevant information and shall indicate the value of the assets as of a date immediately prior to the announcement of the proposed Roll-Up Transaction. The valuation shall assume an orderly liquidation of the assets over a 12-month period. If the valuation will be included in a prospectus used to offer the securities of a Roll-Up Entity, the valuation shall be filed with the Securities and Exchange Commission and the states as an exhibit to the registration statement for the offering. Accordingly, an issuer using the valuation shall be subject to liability for violation of Section 11 of the Securities Act, and comparable provisions under state laws for any material misrepresentations or omissions in the valuation. The terms of the engagement of the Independent Valuer shall clearly state that the engagement is for the benefit of the Company and the Stockholders. A summary of the valuation, indicating all material assumptions underlying the valuation, shall be included in a report to Stockholders in connection with a proposed Roll-Up Transaction. In connection with a proposed Roll-Up Transaction, the Person sponsoring the Roll-Up Transaction shall offer to holders of Common Shares who vote against the proposed Roll-Up Transaction the choice of:

(a) accepting the securities of a Roll-Up Entity offered in the proposed Roll-Up Transaction; or

(b) one (1) of the following:

(I) remaining as Stockholders and preserving their interests therein on the same terms and conditions as existed previously; or

~~previously; or~~

(II) receiving cash in an amount equal to the Stockholder’s pro rata share of the value, as determined by an Independent Valuer, of the net assets of the Company.

(ii) The Company is prohibited from participating in any proposed Roll-Up Transaction:

(a) that would result in the holders of Common Shares having democracy rights in a Roll-Up Entity that are less than the rights provided for in Article XI and Section 12.1;

(b) that includes provisions that would operate as a material impediment to, or frustration of, the accumulation of Shares by any purchaser of the securities of the Roll-Up Entity (except to

Exhibit B-29

the minimum extent necessary to preserve the tax status of the Roll-Up Entity), or which would limit the ability of an investor to exercise the voting rights of its securities of the Roll-Up Entity on the basis of the number of Shares held by that investor;

(c) in which investor’s rights to access of records of the Roll-Up Entity will be less than those described in Sections 11.5 and 11.6; or

~~and 11.6; or~~

(d) in which any of the costs of the Roll-Up Transaction would be borne by the Company if the Roll-Up Transaction is rejected by the holders of Common Shares.

~~ARTICLE XV.~~
~~DURATION~~

~~If the Board has not determined to pursue a Liquidity Event on or before the fifth anniversary of the Termination of the Initial Public Offering (the “Liquidity Deadline”), then the Board must either (a) adopt a resolution that sets forth a proposed amendment to the Charter extending or eliminating the Liquidity Deadline (the “Extension Amendment”), declare that the Extension Amendment is advisable and direct that the proposed Extension Amendment be submitted for consideration at either an annual or special meeting of the Stockholders, or (b) adopt a resolution that declares that a proposed liquidation of the Company is advisable on substantially the terms and conditions set forth, or referred to, in the resolution (the “Plan of Liquidation”) and direct that the proposed Plan of Liquidation be submitted for consideration at either an annual or special meeting of the Stockholders. If the Board seeks Stockholder approval of the Extension Amendment as described above and the Stockholders do not approve the Extension Amendment, then the Board shall seek Stockholder approval of the Plan of Liquidation as described above. If the Stockholders do not then approve the Plan of Liquidation, the Company shall continue its business. If the Board seeks Stockholder approval of the Plan of Liquidation as described above and the Stockholders do not approve the Plan of Liquidation, then the Board shall seek Stockholder approval of the Extension Amendment as described above. If the Stockholders do not then approve the Extension Amendment, the Company shall continue its business. If Listing occurs on or before the Liquidity Deadline, the Company shall continue perpetually unless dissolved pursuant to any applicable provision of the MGCL.~~

THIRD: The amendment and restatement of the Charter as set forth have been duly advised by the Board of Directors of the Company and approved by the Stockholders as required by law.

FOURTH: The current address of the principal office of the Company is as set forth in Article III of the foregoing amendment and restatement of the Charter.

FIFTH: The name and address of the Company’s current resident agent are as set forth in Article III of the foregoing amendment and restatement of the Charter.

SIXTH: The number of directors of the Company and the names of the directors currently in office are as set forth in Section 6.1 of Article VI of the foregoing amendment and restatement of the Charter.

~~SEVENTH: The total number of shares of stock which the Company had authority to issue immediately prior to the foregoing amendment and restatement of the Charter was 20,000 shares, $0.01 par value per share, all of one (1) class. The aggregate par value of all shares of stock having par value was $200. The total number of shares of stock which the Company has authority to issue pursuant to the foregoing amendment and restatement of the Charter is 250,000,000, consisting of 200,000,000 shares of common stock, $0.01 par value per share, and 50,000,000 shares of preferred stock, $0.01 par value per share. The aggregate par value of all authorized shares of stock having par value is $2,500,000.~~

~~EIGHTH: The undersigned Chief Executive Officer acknowledges these~~SEVENTH: The undersigned Chief Executive Officer acknowledges these Second Articles of Amendment and Restatement to be the corporate act of the Company and, as to all matters or facts required to be verified under oath, the undersigned Chief Executive Officer acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

[SIGNATURES ON FOLLOWING PAGE]

Exhibit B-30

IN WITNESS WHEREOF, Lightstone ~~Real Estate Income Trust~~Value Plus REIT IV, Inc. has caused these Articles of Amendment and Restatement to be signed in its name and on its behalf by its Chief Executive Officer, and attested by its General Counsel and Secretary, on this ~~11th~~_____ day of ~~February, 2015.~~___________, 20___.

ATTEST
By:		By:
Name:	Joseph Teichman	Name:	David Lichtenstein
Title:	General Counsel and Secretary	Title:	Chief Executive Officer
~~ATTEST~~
~~By:~~	~~/s/Joseph Teichman~~	~~By:~~	~~/s/David Lichtenstein~~
~~Name:~~	~~Joseph Teichman~~	~~Name:~~	~~David Lichtenstein~~
~~Title:~~	~~General Counsel and Secretary~~	~~Title:~~ 	~~Chief Executive Officer~~

Exhibit B-31

EVERY STOCKHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Lightstone Stockholder Meeting to Be Held on December 16, 2021.
The Proxy Statement for this meeting is available at: www.proxy-direct.com

PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

Please detach at perforation before mailing.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL" NOMINEES IN PROPOSAL 1 AND "FOR" PROPOSALS 2 AND 3.

1. Election of Directors.

   01. David W. Lichtenstein 02. Steven Spinola 03. Michael J. DeMarco

   FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT ☐

   INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee's number on the line provided below.

   ____

2. To Approve the amendment and restatement of our charter, as described in the accompanying proxy statement

   FOR ☐ AGAINST ☐ ABSTAIN ☐

   FOR ☐ AGAINST ☐ ABSTAIN ☐

4. To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the Proxy Holder.

B Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
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